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                                                                      Exhibit 12

                              BAKER & HOSTETLER LLP
                        65 East State Street, Suite 2100
                            Columbus, Ohio 43215-4260
                                 (614) 228-1541


                                   May 9, 1998



Board of Trustees
Nationwide Investing Foundation III
One Nationwide Plaza
Columbus, OH 43215

Board of Trustees
Nationwide Investing Foundation
One Nationwide Plaza
Columbus, OH 43215

                  RE: Nationwide Investing Foundation--Nationwide Money Market Fund/Nationwide Investing Foundation III--Nationwide Money Market Fund

Members of the Boards:

                  This is in response to your request for our tax opinion in connection with the Agreement and Plan of Reorganization, dated as of November 24, 1997 (the "Agreement"), by and between Nationwide Investing Foundation, a Michigan business trust ("NIF"), on behalf of Nationwide Money Market Fund ("Target"), a series of NIF, and Nationwide Investing Foundation III, an Ohio business trust ("NIF III"), on behalf of the Nationwide Money Market Fund ("Acquiring"), a series of NIF III. Each of Target and Acquiring is a "series" of a "series company" as described in Rule 18f-2 of the Investment Company Act of 1940, as amended (the "1940 Act"). The conclusions presented herein are based on the facts and representations in the Agreement and the Combined Prospectus/Proxy Statement contained in the Registration Statement No. 333-41175 on Form N-14 (the "Registration Statement") as filed with the Securities and Exchange Commission ("SEC") (collectively, the "Documents") and the representations set forth in letters dated May 9, 1998, from Target and Acquiring (the "Representation Letters") and the applicable tax law as it exists today. We have assumed with your consent that the facts and representations set forth in the Documents and the Representation Letters are true and correct.

FACTS
-----

                  NIF III is a an Ohio business trust registered under the 1940 Act as an open-end investment company of the management type and has authorized and proposes to issue one or more classes of voting shares of beneficial interest, without par value, of nine (9) "series", one of which is Acquiring. Acquiring will elect to qualify as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to be treated as a separate corporation under Section 851(h) of the Code.

                  NIF is a Michigan business trust registered under the 1940 Act as an open-end investment company of the management type and currently has issued and outstanding shares of beneficial interest, par value $1.00 per share, of four (4) series, one of which is Target. The shares of Target are redeemable at net asset value at the option of the shareholders of Target. Target has elected to qualify as a regulated



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investment company under Part I of Subchapter M of the Code and is treated as a separate corporation under Section 851(h) of the Code.

                  Acquiring seeks to achieve a high level of current income consistent with the preservation of capital. Target seeks to achieve a high level of current income consistent with the preservation of capital. Each of Acquiring and Target seeks to achieve its objective through investment in a diversified portfolio of money market instruments with remaining maturities of 397 days or less and a dollar weighted average maturity of 90 days or less.

                  By effecting the transaction, Acquiring and Target seek to achieve a more efficient operation and reduction of certain expenses.

THE EXCHANGE
------------

                  Pursuant to the Agreement, Target will transfer all of its assets and assign all of its liabilities to Acquiring in exchange for voting shares of beneficial interest, without any class designation, of Acquiring (the "Acquiring Shares"). Target will immediately thereafter terminate its existence and distribute the Acquiring Shares to its shareholders in complete liquidation.

                  As of 9:00 a.m., Eastern Time, on May 9, 1998 ("Exchange Date"), the assets Target will transfer to Acquiring will consist of all of the property, including, without limitation, all investments, cash, and dividend or interest receivables owned by Target and any deferred or prepaid expenses shown as assets on its books as of 4:00 p.m. Eastern Time, on May 8, 1998 (the "Valuation Time"). The liabilities assumed will consist of all liabilities, expenses, costs, charges and reserves, contingent or otherwise, including liabilities reflected in the unaudited statement of assets and liabilities of Target as of the Valuation Time.

                  On the Exchange Date, Acquiring will deliver to Target a number of full and fractional Acquiring Shares having an aggregate net asset value equal to the value of all the assets transferred (less the assumed liabilities) of Target as of the Valuation Time. Target will then as part of the reorganization distribute the Acquiring Shares pro rata to its shareholders in complete liquidation. The shareholders of Target will receive only Acquiring Shares in exchange for their shares of Target. There are no dissenters or appraisal rights.

REPRESENTATIONS
---------------

                  In order to determine the consequences of the transaction for federal income tax purposes, with your permission we have relied on the following assumptions and representations which we have received from Target and/or Acquiring:

         (1) The fair market value of the Acquiring Shares received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of Acquiring Shares received in the transaction that would reduce the ownership by the shareholders of Target of Acquiring Shares to a number of Acquiring Shares having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of


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         Target and Acquiring held by shareholders of Target and sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the 1940 Act pursuant to a demand of a shareholder and regular, normal dividends, including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Acquiring has no plan or intention to reacquire any of the Acquiring Shares issued in the transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (5) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the transaction, except for dispositions made in the ordinary course of business.

         (6) Pursuant to the transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the Acquiring Shares it receives in the transaction and after the transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (7) The liabilities of Target assumed by Acquiring and the liabilities, if any, to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business.

         (8) Following the transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (9) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the transaction, other than the organizational costs of Acquiring.

         (10) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (11) Acquiring will meet, and Target meets, the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (12) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

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         (13) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (14) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (15) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code, and after the exchange, Acquiring will elect to be taxed as a regulated investment company.

         (16) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (17) Target is a series of a business trust and is taxable as a corporation. Acquiring is a series of a business trust and will be taxable as a corporation.

APPLICABLE LAW
--------------

                  Section 368(a)(1)(C) of the Code provides that the acquisition by one corporation, in exchange solely for all or part of its voting stock, of substantially all of the properties of another corporation constitutes a "reorganization" and in determining whether the exchange is solely for stock, the assumption by the acquiring corporation of a liability of the other, or the fact that property acquired is subject to a liability, shall be disregarded.
Section 368(a)(2)(B) of the Code provides that if an acquisition of substantially all the assets would qualify under Section 368(a)(1)(C) of the Code but for the fact that the acquiring corporation exchanges money or other property in addition to voting stock and the acquiring corporation acquires, solely for voting stock, property having a fair market value which is at least 80% of the fair market value of all the property of the other corporation, then such acquisition shall be treated as qualifying as a "reorganization" under
Section 368(a)(1)(C) of the Code. For this purpose, liabilities assumed by the acquiring corporation or to which property acquired is subject are treated as money paid for the property.

                  Rev. Proc. 77-37, 1977-2 C.B. 568, provides that the "substantially all" requirement is satisfied if there is a transfer of assets representing at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by the corporation immediately prior to the transfer. All payments to dissenters and all redemptions and distributions (except for regular and normal distributions) made by the corporation immediately preceding the transfer and which are part of the plan of reorganization will be considered as assets held by the corporation immediately prior to the transfer.

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                  It is represented that Acquiring will acquire at least 90
percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the exchange. Therefore, Acquiring will acquire substantially all the assets of Target within the meaning of Rev. Proc. 77-37 and Section 368(a)(1)(C) of the Code.

                  Pursuant to the exchange, solely shares of beneficial interest of Acquiring, which are shares entitled to vote, will be exchanged for the assets of Target. The shareholders of Target have no dissenters or appraisal rights.

                  Section 368(a)(1)(D) provides that a transfer by a corporation of all or a part of its assets to another corporation constitutes a "reorganization" if immediately after the transfer the transferor or one or more of its shareholders (including persons who were shareholders immediately before the transfer), or any combination thereof, is in control of the corporation to which the assets are transferred, but only if, in pursuance of the plan, stock or securities of the corporation to which the assets are transferred are distributed in a transaction which qualifies under Sections 354, 355 or 356. For this purpose, "control" is defined in Sections 368(a)(2)(H) and 304(c). It is represented that Target will immediately after the Exchange Date terminate its existence and will distribute in complete liquidation the Acquiring Shares it receives in the exchange to the shareholders of Target and shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) immediately after the transaction. Target will transfer substantially all its assets to Acquiring and will in complete liquidation transfer the Acquiring Shares to its shareholders; therefore, the Acquiring Shares will be distributed in a transaction which qualifies under Section 354. Therefore, the transaction will satisfy the definitional requirements of a "D" reorganization as well as a "C" reorganization.

                  Section 368(a)(2)(A) provides that if a transaction is described in both Sections 368(a)(1)(C) and 368(a)(1)(D), such transaction shall be treated as described only in Section 368(a)(1)(D).

                  In addition to the definitional requirements set forth in the statute, in order for an exchange to be a tax-free reorganization, certain requirements set forth under Section 1.368-1(b) of the Income Tax Regulations (the "Regulations") must be satisfied. The Regulations provide that the purpose of the reorganization provisions of the Code is to except from the general rule of taxability certain specifically described exchanges incident to such readjustments of corporate structures made in one of the particular ways specified in the Code, as are required by business exigencies and which effect only a readjustment of continuing interest in property under the modified corporate forms. Requisite to a reorganization under the Code are a continuity of the business enterprise under the modified corporate form and a continuity of interest therein on the part of those persons who, directly or indirectly, were the owners of the enterprise prior to the reorganization.

                  To be treated as a reorganization, the exchange must be planned and carried out for a genuine business purpose. Acquiring and Target each believes the transaction will permit a more efficient operation and a reduction in certain expenses. This should satisfy the genuine business purpose requirement for the exchange.

                  Section 1.368-1(d) of the Regulations provides that continuity of business enterprise requires that the acquiring corporation either (i) continue the acquired corporation's historic business or (ii) use a significant portion of the acquired corporation's historic business assets in a business. It is represented that after the transaction Acquiring will continue the historic business of Target or use a significant portion of such historic business assets in its business. Accordingly, the transaction should meet the continuity of business enterprise requirement.

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                  Under Section 1.368-1(b) of the Regulations, the continuity of interest doctrine requires that in a reorganization there must be a continuing interest through stock ownership on the part of those persons who, directly or indirectly, were the owners of the stock of the acquired corporation prior to the reorganization. Rev. Proc. 77-37 provides that the continuity of interest requirement of Section 1.368-1(b) of the Regulations is satisfied if there is continuing interest through the stock ownership in the acquiring or transferee corporation on the part of the former shareholders of the acquired or transferor corporation which is equal in value, as of the effective date of the reorganization, to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation as of the same date.

                  It is not necessary that each shareholder of the acquired or transferor corporation receive in the exchange stock of the acquiring or transferee corporation, or a corporation in "control" thereof, which is equal in value to at least 50 percent of the value of his former stock interest in the acquired or transferor corporation, so long as one or more shareholders of the acquired or transferor corporation have a continuing interest through stock ownership in the acquiring or transferee corporation (or a corporation in "control" thereof) which is, in the aggregate, equal in value to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation. Sales, redemptions, and other dispositions of stock occurring prior or, if planned or intended by the shareholder at the time of the exchange, subsequent to the exchange which are part of the plan of reorganization will be considered in determining whether there is a 50 percent continuing interest through stock ownership as of the effective date of the reorganization.

                  It is represented that there is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target and, to the best of the knowledge of the management of Target, there is no plan or intention on the part of remaining shareholders of Target to sell, exchange, or otherwise dispose of a number of Acquiring Shares that will reduce Target shareholders' ownership of such stock to a number of shares having, as of the date of the exchange, a value of less than 50 percent of the total value of all the formerly outstanding shares of Target as of the same date. Accordingly, the exchange should meet the continuity of interest requirement.

                  The 50 percent continuity of interest standard set forth in Rev. Proc. 77-37 is a guideline utilized by the Internal Revenue Service in determining whether to issue an advance ruling and does not represent how much continuity of interest is needed in a reorganization as a matter of law. In fact, in NELSON V. HELVERING, 296 U.S. 374 (1936), the Supreme Court held that there was a valid reorganization when the continuity of interest was equal to 38 percent.

                  Based upon the analysis set forth above, the exchange should qualify as a reorganization as described under Section 368(a)(1)(D) of the Code.

                  Section 368(b)(2) of the Code provides that the term "a party to a reorganization" includes both corporations, in the case of a reorganization resulting from the acquisition by one corporation of stock or properties of another corporation. Accordingly, Acquiring and Target will each be "a party to a reorganization."

                  Section 361(a) of the Code provides that no gain or loss shall be recognized to a corporation if such corporation is "a party to a reorganization" and exchanges property, in pursuance of the plan of reorganization, solely for stock or securities in another corporation, which is "a party to the reorganization." Section 361(b) provides that if Section 361(a) would apply to an exchange but for the fact that the property received in the exchange consists not only of stock and securities but also other property or money, then if the corporation receiving such other property or money distributes it in pursuance of the plan of reorganization, no gain to the corporation will be recognized.

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                  Section 357(a) of the Code provides that if the taxpayer
receives property which would be permitted to be received under Section 361 without the recognition of gain if it were the sole consideration, and as a part of the consideration, another party to the exchange assumes a liability of the taxpayer, or acquires from the taxpayer property subject to a liability, then such assumption or acquisition shall not be treated as money or other property, and shall not prevent the exchange from being within the provisions of Section 361.

                  Since the exchange is a reorganization under Section 368(a) of the Code and Target is exchanging its property solely for shares of Acquiring and assumption by Acquiring of its liabilities, no gain or loss will be recognized by Target by reason of the exchange and Sections 361(a) and 357(a) of the Code. Further, since it is represented that the amount of the liabilities assumed by Acquiring, plus the amount of the liabilities to which the property of Target is subject, does not exceed the total of the adjusted basis of Target in the property transferred to Acquiring, there is no excess which would be considered as gain under Section 357(c) of the Code.

                  Section 1032(a) of the Code provides that no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for stock of such corporation. Accordingly, no gain or loss should result to Acquiring as a result of the exchange.

                  Section 362(b) of the Code provides that if property was acquired by a corporation in connection with a reorganization, then the basis of such property shall be the same as it would be in the hands of the transferor, increased by the amount of gain recognized to the transferor on such transfer. Since Acquiring will receive property (i.e., the assets) from Target in connection with a reorganization within the meaning of Section 368(a) of the Code and no gain will be recognized by Target, the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer.

                  Section 1223(2) of the Code provides that, in determining the period for which the taxpayer has held property, however acquired, there shall be included the period for which such property was held by any other person, if such property has, for purposes of determining gain or loss from a sale or exchange, the same basis in whole or in part in its hands as it would have in the hands of such other person. Because the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer, the holding period for the assets of Target to be received by Acquiring will include the period during which such assets were held by Target.

                  Section 354(a) provides that no gain or loss will be recognized if stock in a corporation a party to a reorganization is, in pursuance of the plan of reorganization, exchanged solely for stock in another corporation a party to the reorganization. Therefore, since the shareholders of Target, a party to the reorganization, will receive solely shares of Acquiring, another party to the reorganization, no gain or loss will be recognized by the shareholders of Target.

                  Section 358(a)(1) of the Code provides that, in the case of an exchange to which Section 354 applies, the basis of the property permitted to be received under Section 354 without the recognition of gain or loss shall be the same as that of the property exchanged, decreased by (i) the fair market value of any other property (except money) received by the taxpayer, (ii) the amount of any money received by the taxpayer, and (iii) the amount of loss to the taxpayer which was recognized on such exchange, and increased by (i) the amount which was treated as a dividend, and (ii) the amount of gain to the taxpayer which was recognized on such exchange (not including any portion of such gain which was treated as a dividend).

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                  Since the exchange constitutes an exchange to which Section
354 of the Code applies, the basis of the Acquiring Shares in the hands of the shareholders of Target will be the same as the basis of the shares of Target surrendered in the exchange.

                  Section 1223(1) of the Code provides that, in determining the period for which the taxpayer has held property received in an exchange, there shall be included the period for which the taxpayer held the property exchanged if the property has, for the purpose of determining gain or loss from a sale or exchange, the same basis in whole or in part in his hands as the property exchanged, provided the property exchanged at the time of such exchange is a capital asset as defined in Section 1221 or property described in Section 1231. Since the basis of Acquiring Shares held by the shareholders of Target will have the same basis as the stock exchanged, the holding period of the Acquiring Shares will include the period for which the shares of Target were held, provided that such shares were held as a capital asset on the date of the exchange.

OPINION
-------

                  Based upon and subject to the foregoing, our opinion as to the federal income tax consequences of the exchange is as follows:

- The transfer of all of Target's assets in exchange for Acquiring Shares and Acquiring's assumption of all of Target's liabilities, followed by Target's distribution of the Acquiring Shares in complete liquidation to its shareholders will qualify as a reorganization under Section 368(a) of the Code. Acquiring and Target will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

- No gain or loss will be recognized to Target upon the transfer of its assets to Acquiring in exchange for the Acquiring Shares and the assumption by Acquiring of the liabilities of Target or on the distribution of the Acquiring Shares by Target to the shareholders of Target in complete liquidation.
         Sections 361 and 357 of the Code.

- No gain or loss will be recognized to Acquiring on the receipt of the assets of Target and the assumption by Acquiring of liabilities of Target in exchange for Acquiring Shares. Section 1032 of the Code.

- The basis of the assets of Target in the hands of Acquiring will be the same as the basis of such assets in the hands of Target immediately prior to the exchange. Section 362(b) of the Code.

- The holding period of the property acquired by Acquiring from Target will include the holding period of such property in the hands of Target immediately prior to the exchange. Section 1223(2) of the Code.

- No gain or loss will be recognized by a shareholder of Target on the receipt of Acquiring Shares solely in exchange for his shares of Target. Section 354 of the Code.

- The basis of Acquiring Shares received by a shareholder of Target who exchanges shares of Target for Acquiring Shares will be the same as the basis of the shares of Target surrendered in the exchange therefor.
         Section 358(a)(1) of the Code.

- The holding period of Acquiring Shares received by a shareholder of Target will include the holding period of the shares of Target surrendered in exchange therefor, provided that the shares of Target were capital assets at the date of the exchange. Section 1223(1) of the Code.

                  Our opinion is not the equivalent of a ruling from the Internal Revenue Service and may upon audit be challenged by the Internal Revenue Service. Our opinion is based on the understanding that the relevant facts are as set forth in this letter. It is also based on the Code, Regulations, case law and Internal Revenue Service rulings as they now exist. These authorities are all subject to change and such change may be made with retroactive effect. Were there to be such changes after the Exchange Date, or should the relevant facts prove to be other than as we have reviewed, our opinion could be affected.

                  We hereby consent to the reference to us under the heading "Federal Income Tax Consequences" in the Registration Statement and to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not hereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC promulgated thereunder.



                                                     Very truly yours,



                                                     Baker & Hostetler LLP

                                    Exhibit A

                                   May 9, 1998

Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                  Nationwide Investing Foundation, on behalf of Nationwide Money Market Fund ("Target"), a series of Nationwide Investing Foundation, and Nationwide Investing Foundation III, on behalf of Nationwide Money Market Fund ("Acquiring"), a series of Nationwide Investing Foundation III, have entered into an Agreement and Plan of Reorganization dated as of November 24, 1997 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to Acquiring and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 8(f) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").

                  In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the Transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of shares of Acquiring received in the Transaction that would reduce the ownership by the shareholders of Target of shares of Acquiring to a number of shares of Acquiring having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and otherwise sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (5) The liabilities of Target assumed by Acquiring and the liabilities, if any, to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business and are associated with the assets transferred.

         (6) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the Transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the Transaction, other than the organizational costs of Acquiring.

         (7) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (8) Target meets the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (9) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring, and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code.

         (12) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (13) Target is a series of a business trust and is taxable as a corporation.

         (14) The facts set forth in the Opinion are correct and true.

                  The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler LLP to form and issue the Opinion.

                                     Nationwide Money Market Fund, a series fund of Nationwide Investing Foundation



                                     By:
                                        ----------------------------------------

                                    Exhibit B

                                   May 9, 1998

Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                  Nationwide Investing Foundation, on behalf of Nationwide Money Market Fund ("Target"), a series of Nationwide Investing Foundation, and Nationwide Investing Foundation III, on behalf of Nationwide Money Market Fund ("Acquiring"), a series of Nationwide Investing Foundation III, have entered into an Agreement and Plan of Reorganization dated as of November 24, 1997 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to Acquiring and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 9(e) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").

                  In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the Transaction.

         (2) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (3) Acquiring has no plan or intention to reacquire any of the shares of Acquiring issued in the Transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (4) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the Transaction, except for dispositions made in the ordinary course of business.

         (5) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(h) and 304(c) of the Code. For the purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (6) Following the Transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (7) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the Transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the Transaction, other than the organizational costs of Acquiring.

         (8) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (9) Acquiring will meet the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (12) After the Transaction, Acquiring will meet the requirements of, and elect to be taxed as a regulated investment company as defined in
         Section 851 of the Code and will continue to be taxed as a regulated investment company.

         (13) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (14) Acquiring is a series of a business trust and will be taxable as a corporation.

         (15) The facts set forth in the Opinion are correct and true.

                  The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler LLP to form and issue the Opinion.

                                     Nationwide Money Market Fund, a series fund of Nationwide Investing Foundation III


                                     By:
                                        ----------------------------------------

                              BAKER & HOSTETLER LLP
                        65 East State Street, Suite 2100
                            Columbus, Ohio 43215-4260
                                 (614) 228-1541

                                   May 9, 1998



Board of Trustees
Nationwide Investing Foundation III
One Nationwide Plaza
Columbus, OH 43215

Board of Trustees
Nationwide Investing Foundation
One Nationwide Plaza
Columbus, OH 43215

         RE: Nationwide Investing Foundation--Nationwide Growth Fund/Nationwide Investing Foundation III--Nationwide Growth Fund

Members of the Boards:

                  This is in response to your request for our tax opinion in connection with the Agreement and Plan of Reorganization, dated as of November 24, 1997 (the "Agreement"), by and between Nationwide Investing Foundation, a Michigan business trust ("NIF"), on behalf of Nationwide Growth Fund ("Target"), a series of NIF, and Nationwide Investing Foundation III, an Ohio business trust ("NIF III"), on behalf of the Nationwide Growth Fund ("Acquiring"), a series of NIF III. Each of Target and Acquiring is a "series" of a "series company" as described in Rule 18f-2 of the Investment Company Act of 1940, as amended (the "1940 Act"). The conclusions presented herein are based on the facts and representations in the Agreement and the Combined Prospectus/Proxy Statement contained in the Registration Statement No. 333-41175 on Form N-14 (the "Registration Statement") as filed with the Securities and Exchange Commission ("SEC") (collectively, the "Documents") and the representations set forth in letters dated May 9, 1998, from Target and Acquiring (the "Representation Letters") and the applicable tax law as it exists today. We have assumed with your consent that the facts and representations set forth in the Documents and the Representation Letters are true and correct.

FACTS
-----

                  NIF III is a an Ohio business trust registered under the 1940 Act as an open-end investment company of the management type and has authorized and proposes to issue one or more classes of voting shares of beneficial interest, without par value, of nine (9) "series", one of which is Acquiring. Acquiring will elect to qualify as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to be treated as a separate corporation under Section 851(h) of the Code.

                  NIF is a Michigan business trust registered under the 1940 Act as an open-end investment company of the management type and currently has issued and outstanding shares of beneficial interest, par value $1.00 per share, of four (4) series, one of which is Target. The shares of Target are redeemable at net asset value at the option of the shareholders of Target. Target has elected to qualify as a regulated investment company under Part I of Subchapter M of the Code and is treated as a separate corporation under Section 851(h) of the Code.

                  Acquiring seeks to achieve long-term capital appreciation. Target seeks to achieve long-term capital appreciation without emphasis on current return. Each of Acquiring and Target seeks to achieve its objective through investment in common stocks and issues convertible into common stocks.

                  By effecting the transaction, Acquiring and Target seek to achieve a more efficient operation and reduction of certain expenses.

THE EXCHANGE
------------

                  Pursuant to the Agreement, Target will transfer all of its assets and assign all of its liabilities to Acquiring in exchange for Class D voting shares of beneficial interest of Acquiring (the "Acquiring Shares"). Target will immediately thereafter terminate its existence and distribute the Acquiring Shares to its shareholders in complete liquidation.

                  As of 9:00 a.m., Eastern Time, on May 9, 1998 ("Exchange Date"), the assets Target will transfer to Acquiring will consist of all of the property, including, without limitation, all investments, cash, and dividend or interest receivables owned by Target and any deferred or prepaid expenses shown as assets on its books as of 4:00 p.m. Eastern Time, on May 8, 1998 (the "Valuation Time"). The liabilities assumed will consist of all liabilities, expenses, costs, charges and reserves, contingent or otherwise, including liabilities reflected in the unaudited statement of assets and liabilities of Target as of the Valuation Time.

                  On the Exchange Date, Acquiring will deliver to Target a number of full and fractional Acquiring Shares having an aggregate net asset value equal to the value of all the assets transferred (less the assumed liabilities) of Target as of the Valuation Time. Target will then as part of the reorganization distribute the Acquiring Shares pro rata to its shareholders in complete liquidation. The shareholders of Target will receive only Acquiring Shares in exchange for their shares of Target. There are no dissenters or appraisal rights.

REPRESENTATIONS
---------------

                  In order to determine the consequences of the transaction for federal income tax purposes, with your permission we have relied on the following assumptions and representations which we have received from Target and/or Acquiring:

         (1) The fair market value of the Acquiring Shares received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of Acquiring Shares received in the transaction that would reduce the ownership by the shareholders of Target of Acquiring Shares to a number of Acquiring Shares having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the 1940 Act pursuant to a demand of a shareholder and regular, normal dividends, including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Acquiring has no plan or intention to reacquire any of the Acquiring Shares issued in the transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (5) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the transaction, except for dispositions made in the ordinary course of business.

         (6) Pursuant to the transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the Acquiring Shares it receives in the transaction and after the transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (7) The liabilities of Target assumed by Acquiring and the liabilities, if any, to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business.

         (8) Following the transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (9) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the transaction, other than the organizational costs of Acquiring.

         (10) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (11) Acquiring will meet, and Target meets, the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (12) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (13) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (14) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (15) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code, and after the exchange, Acquiring will elect to be taxed as a regulated investment company.

         (16) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (17) Target is a series of a business trust and is taxable as a corporation. Acquiring is a series of a business trust and will be taxable as a corporation.

APPLICABLE LAW
--------------

                  Section 368(a)(1)(C) of the Code provides that the acquisition by one corporation, in exchange solely for all or part of its voting stock, of substantially all of the properties of another corporation constitutes a "reorganization" and in determining whether the exchange is solely for stock, the assumption by the acquiring corporation of a liability of the other, or the fact that property acquired is subject to a liability, shall be disregarded.
Section 368(a)(2)(B) of the Code provides that if an acquisition of substantially all the assets would qualify under Section 368(a)(1)(C) of the Code but for the fact that the acquiring corporation exchanges money or other property in addition to voting stock and the acquiring corporation acquires, solely for voting stock, property having a fair market value which is at least 80% of the fair market value of all the property of the other corporation, then such acquisition shall be treated as qualifying as a "reorganization" under
Section 368(a)(1)(C) of the Code. For this purpose, liabilities assumed by the acquiring corporation or to which property acquired is subject are treated as money paid for the property.

                  Rev. Proc. 77-37, 1977-2 C.B. 568, provides that the "substantially all" requirement is satisfied if there is a transfer of assets representing at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by the corporation immediately prior to the transfer. All payments to dissenters and all redemptions and distributions (except for regular and normal distributions) made by the corporation immediately preceding the transfer and which are part of the plan of reorganization will be considered as assets held by the corporation immediately prior to the transfer.

                  It is represented that Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the exchange. Therefore, Acquiring will acquire substantially all the assets of Target within the meaning of Rev. Proc. 77-37 and Section 368(a)(1)(C) of the Code.
                  Pursuant to the exchange, solely shares of beneficial interest of Acquiring, which are shares entitled to vote, will be exchanged for the assets of Target. The shareholders of Target have no dissenters or appraisal rights.

                  Section 368(a)(1)(D) provides that a transfer by a corporation of all or a part of its assets to another corporation constitutes a "reorganization" if immediately after the transfer the transferor or one or more of its shareholders (including persons who were shareholders immediately before the transfer), or any combination thereof, is in control of the corporation to which the assets are transferred, but only if, in pursuance of the plan, stock or securities of the corporation to which the assets are transferred are distributed in a transaction which qualifies under Sections 354, 355 or 356. For this purpose, "control" is defined in Sections 368(a)(2)(H) and 304(c). It is represented that Target will immediately after the Exchange Date terminate its existence and will distribute in complete liquidation the Acquiring Shares it receives in the exchange to the shareholders of Target and shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) immediately after the transaction. Target will transfer substantially all its assets to Acquiring and will in complete liquidation transfer the Acquiring Shares to its shareholders; therefore, the Acquiring Shares will be distributed in a transaction which qualifies under Section 354. Therefore, the transaction will satisfy the definitional requirements of a "D" reorganization as well as a "C" reorganization.

                  Section 368(a)(2)(A) provides that if a transaction is described in both Sections 368(a)(1)(C) and 368(a)(1)(D), such transaction shall be treated as described only in Section 368(a)(1)(D).

                  In addition to the definitional requirements set forth in the statute, in order for an exchange to be a tax-free reorganization, certain requirements set forth under Section 1.368-1(b) of the Income Tax Regulations (the "Regulations") must be satisfied. The Regulations provide that the purpose of the reorganization provisions of the Code is to except from the general rule of taxability certain specifically described exchanges incident to such readjustments of corporate structures made in one of the particular ways specified in the Code, as are required by business exigencies and which effect only a readjustment of continuing interest in property under the modified corporate forms. Requisite to a reorganization under the Code are a continuity of the business enterprise under the modified corporate form and a continuity of interest therein on the part of those persons who, directly or indirectly, were the owners of the enterprise prior to the reorganization.

                  To be treated as a reorganization, the exchange must be planned and carried out for a genuine business purpose. Acquiring and Target each believes the transaction will permit a more efficient operation and a reduction in certain expenses. This should satisfy the genuine business purpose requirement for the exchange.

                  Section 1.368-1(d) of the Regulations provides that continuity of business enterprise requires that the acquiring corporation either (i) continue the acquired corporation's historic business or (ii) use a significant portion of the acquired corporation's historic business assets in a business. It is represented that after the transaction Acquiring will continue the historic business of Target or use a significant portion of such historic business assets in its business. Accordingly, the transaction should meet the continuity of business enterprise requirement.

                  Under Section 1.368-1(b) of the Regulations, the continuity of interest doctrine requires that in a reorganization there must be a continuing interest through stock ownership on the part of those persons who, directly or indirectly, were the owners of the stock of the acquired corporation prior to the reorganization. Rev. Proc. 77-37 provides that the continuity of interest requirement of Section 1.368-1(b) of the Regulations is satisfied if there is continuing interest through the stock ownership in the acquiring or transferee corporation on the part of the former shareholders of the acquired or transferor corporation which is equal in value, as of the effective date of the reorganization, to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation as of the same date.

                  It is not necessary that each shareholder of the acquired or transferor corporation receive in the exchange stock of the acquiring or transferee corporation, or a corporation in "control" thereof, which is equal in value to at least 50 percent of the value of his former stock interest in the acquired or transferor corporation, so long as one or more shareholders of the acquired or transferor corporation have a continuing interest through stock ownership in the acquiring or transferee corporation (or a corporation in "control" thereof) which is, in the aggregate, equal in value to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation. Sales, redemptions, and other dispositions of stock occurring prior or, if planned or intended by the shareholder at the time of the exchange, subsequent to the exchange which are part of the plan of reorganization will be considered in determining whether there is a 50 percent continuing interest through stock ownership as of the effective date of the reorganization.

                  It is represented that there is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target and, to the best of the knowledge of the management of Target, there is no plan or intention on the part of remaining shareholders of Target to sell, exchange, or otherwise dispose of a number of Acquiring Shares that will reduce Target shareholders' ownership of such stock to a number of shares having, as of the date of the exchange, a value of less than 50 percent of the total value of all the formerly outstanding shares of Target as of the same date. Accordingly, the exchange should meet the continuity of interest requirement.

                  The 50 percent continuity of interest standard set forth in Rev. Proc. 77-37 is a guideline utilized by the Internal Revenue Service in determining whether to issue an advance ruling and does not represent how much continuity of interest is needed in a reorganization as a matter of law. In fact, in NELSON V. HELVERING, 296 U.S. 374 (1936), the Supreme Court held that there was a valid reorganization when the continuity of interest was equal to 38 percent.

                  Based upon the analysis set forth above, the exchange should qualify as a reorganization as described under Section 368(a)(1)(D) of the Code.

                  Section 368(b)(2) of the Code provides that the term "a party to a reorganization" includes both corporations, in the case of a reorganization resulting from the acquisition by one corporation of stock or properties of another corporation. Accordingly, Acquiring and Target will each be "a party to a reorganization."

                  Section 361(a) of the Code provides that no gain or loss shall be recognized to a corporation if such corporation is "a party to a reorganization" and exchanges property, in pursuance of the plan of reorganization, solely for stock or securities in another corporation, which is "a party to the reorganization." Section 361(b) provides that if Section 361(a) would apply to an exchange but for the fact that the property received in the exchange consists not only of stock and securities but also other property or money, then if the corporation receiving such other property or money distributes it in pursuance of the plan of reorganization, no gain to the corporation will be recognized.

                  Section 357(a) of the Code provides that if the taxpayer receives property which would be permitted to be received under Section 361 without the recognition of gain if it were the sole consideration, and as a part of the consideration, another party to the exchange assumes a liability of the taxpayer, or acquires from the taxpayer property subject to a liability, then such assumption or acquisition shall not be treated as money or other property, and shall not prevent the exchange from being within the provisions of Section 361.

                  Since the exchange is a reorganization under Section 368(a) of the Code and Target is exchanging its property solely for shares of Acquiring and assumption by Acquiring of its liabilities, no gain or loss will be recognized by Target by reason of the exchange and Sections 361(a) and 357(a) of the Code. Further, since it is represented that the amount of the liabilities assumed by Acquiring, plus the amount of the liabilities to which the property of Target is subject, does not exceed the total of the adjusted basis of Target in the property transferred to Acquiring, there is no excess which would be considered as gain under Section 357(c) of the Code.

                  Section 1032(a) of the Code provides that no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for stock of such corporation. Accordingly, no gain or loss should result to Acquiring as a result of the exchange.

                  Section 362(b) of the Code provides that if property was acquired by a corporation in connection with a reorganization, then the basis of such property shall be the same as it would be in the hands of the transferor, increased by the amount of gain recognized to the transferor on such transfer. Since Acquiring will receive property (i.e., the assets) from Target in connection with a reorganization within the meaning of Section 368(a) of the Code and no gain will be recognized by Target, the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer.

                  Section 1223(2) of the Code provides that, in determining the period for which the taxpayer has held property, however acquired, there shall be included the period for which such property was held by any other person, if such property has, for purposes of determining gain or loss from a sale or exchange, the same basis in whole or in part in its hands as it would have in the hands of such other person. Because the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer, the holding period for the assets of Target to be received by Acquiring will include the period during which such assets were held by Target.

                  Section 354(a) provides that no gain or loss will be recognized if stock in a corporation a party to a reorganization is, in pursuance of the plan of reorganization, exchanged solely for stock in another corporation a party to the reorganization. Therefore, since the shareholders of Target, a party to the reorganization, will receive solely shares of Acquiring, another party to the reorganization, no gain or loss will be recognized by the shareholders of Target.

                  Section 358(a)(1) of the Code provides that, in the case of an exchange to which Section 354 applies, the basis of the property permitted to be received under Section 354 without the recognition of gain or loss shall be the same as that of the property exchanged, decreased by (i) the fair market value of any other property (except money) received by the taxpayer, (ii) the amount of any money received by the taxpayer, and (iii) the amount of loss to the taxpayer which was recognized on such exchange, and increased by (i) the amount which was treated as a dividend, and (ii) the amount of gain to the taxpayer which was recognized on such exchange (not including any portion of such gain which was treated as a dividend).

                  Since the exchange constitutes an exchange to which Section 354 of the Code applies, the basis of the Acquiring Shares in the hands of the shareholders of Target will be the same as the basis of the shares of Target surrendered in the exchange.

                  Section 1223(1) of the Code provides that, in determining the period for which the taxpayer has held property received in an exchange, there shall be included the period for which the taxpayer held the property exchanged if the property has, for the purpose of determining gain or loss from a sale or exchange, the same basis in whole or in part in his hands as the property exchanged, provided the property exchanged at the time of such exchange is a capital asset as defined in Section 1221 or property described in Section 1231. Since the basis of Acquiring Shares held by the shareholders of Target will have the same basis as the stock exchanged, the holding period of the Acquiring Shares will include the period for which the shares of Target were held, provided that such shares were held as a capital asset on the date of the exchange.

OPINION
-------

                  Based upon and subject to the foregoing, our opinion as to the federal income tax consequences of the exchange is as follows:

- The transfer of all of Target's assets in exchange for Acquiring Shares and Acquiring's assumption of all of Target's liabilities, followed by Target's distribution of the Acquiring Shares in complete liquidation to its shareholders will qualify as a reorganization under Section 368(a) of the Code. Acquiring and Target will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

- No gain or loss will be recognized to Target upon the transfer of its assets to Acquiring in exchange for the Acquiring Shares and the assumption by Acquiring of the liabilities of Target or on the distribution of the Acquiring Shares by Target to the shareholders of Target in complete liquidation.
         Sections 361 and 357 of the Code.

- No gain or loss will be recognized to Acquiring on the receipt of the assets of Target and the assumption by Acquiring of liabilities of Target in exchange for Acquiring Shares. Section 1032 of the Code.

- The basis of the assets of Target in the hands of Acquiring will be the same as the basis of such assets in the hands of Target immediately prior to the exchange. Section 362(b) of the Code.

- The holding period of the property acquired by Acquiring from Target will include the holding period of such property in the hands of Target immediately prior to the exchange. Section 1223(2) of the Code.

- No gain or loss will be recognized by a shareholder of Target on the receipt of Acquiring Shares solely in exchange for his shares of Target. Section 354 of the Code.

- The basis of Acquiring Shares received by a shareholder of Target who exchanges shares of Target for Acquiring Shares will be the same as the basis of the shares of Target surrendered in the exchange therefor.
         Section 358(a)(1) of the Code.

- The holding period of Acquiring Shares received by a shareholder of Target will include the holding period of the shares of Target surrendered in exchange therefor, provided that the shares of Target were capital assets at the date of the exchange. Section 1223(1) of the Code.

                  Our opinion is not the equivalent of a ruling from the Internal Revenue Service and may upon audit be challenged by the Internal Revenue Service. Our opinion is based on the understanding that the relevant facts are as set forth in this letter. It is also based on the Code, Regulations, case law and Internal Revenue Service rulings as they now exist. These authorities are all subject to change and such change may be made with retroactive effect. Were there to be such changes after the Exchange Date, or should the relevant facts prove to be other than as we have reviewed, our opinion could be affected.

                  We hereby consent to the reference to us under the heading "Federal Income Tax Consequences" in the Registration Statement and to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not hereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC promulgated thereunder.


                                                     Very truly yours,



                                                     Baker & Hostetler LLP

                                    Exhibit A

                                   May 9, 1998

Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485



Dear Sirs:


                  Nationwide Investing Foundation, on behalf of Nationwide Growth Fund ("Target"), a series of Nationwide Investing Foundation, and Nationwide Investing Foundation III, on behalf of Nationwide Growth Fund ("Acquiring"), a series of Nationwide Investing Foundation III, have entered into an Agreement and Plan of Reorganization dated as of November 24, 1997 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to Acquiring and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 8(f) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").


                  In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the Transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of shares of Acquiring received in the Transaction that would reduce the ownership by the shareholders of Target of shares of Acquiring to a number of shares of Acquiring having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and otherwise sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (5) The liabilities of Target assumed by Acquiring and the liabilities, if any, to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business and are associated with the assets transferred.

         (6) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the Transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the Transaction, other than the organizational costs of Acquiring.

         (7) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (8) Target meets the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (9) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring, and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code.

         (12) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (13) Target is a series of a business trust and is taxable as a corporation.

         (14) The facts set forth in the Opinion are correct and true.

                  The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler LLP to form and issue the Opinion.


                                      Nationwide Growth Fund, a series fund of Nationwide Investing Foundation


                                      By:
                                         ---------------------------------------

                                    Exhibit B

                                   May 9, 1998

Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485



Dear Sirs:

                  Nationwide Investing Foundation, on behalf of Nationwide Growth Fund ("Target"), a series of Nationwide Investing Foundation, and Nationwide Investing Foundation III, on behalf of Nationwide Growth Fund ("Acquiring"), a series of Nationwide Investing Foundation III, have entered into an Agreement and Plan of Reorganization dated as of November 24, 1997 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to Acquiring and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 9(e) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").

                  In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the Transaction.

         (2) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (3) Acquiring has no plan or intention to reacquire any of the shares of Acquiring issued in the Transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (4) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the Transaction, except for dispositions made in the ordinary course of business.

         (5) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(h) and 304(c) of the Code. For the purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (6) Following the Transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (7) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the Transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the Transaction, other than the organizational costs of Acquiring.

         (8) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (9) Acquiring will meet the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (12) After the Transaction, Acquiring will meet the requirements of, and elect to be taxed as a regulated investment company as defined in
         Section 851 of the Code and will continue to be taxed as a regulated investment company.

         (13) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (14) Acquiring is a series of a business trust and will be taxable as a corporation.

         (15) The facts set forth in the Opinion are correct and true.

                  The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler LLP to form and issue the Opinion.

                                     Nationwide Growth Fund, a series fund of Nationwide Investing Foundation III


                                     By:
                                        ----------------------------------------

                              BAKER & HOSTETLER LLP
                        65 East State Street, Suite 2100
                            Columbus, Ohio 43215-4260
                                 (614) 228-1541

                                   May 9, 1998






Board of Trustees
Nationwide Investing Foundation III
One Nationwide Plaza
Columbus, OH 43215

Board of Trustees
Nationwide Investing Foundation
One Nationwide Plaza
Columbus, OH 43215

                  RE: Nationwide Investing Foundation--Nationwide Fund/Nationwide Investing Foundation III--Nationwide Fund

Members of the Boards:

                  This is in response to your request for our tax opinion in connection with the Agreement and Plan of Reorganization, dated as of November 24, 1997 (the "Agreement"), by and between Nationwide Investing Foundation, a Michigan business trust ("NIF"), on behalf of Nationwide Fund ("Target"), a series of NIF, and Nationwide Investing Foundation III, an Ohio business trust ("NIF III"), on behalf of the Nationwide Fund ("Acquiring"), a series of NIF
III. Each of Target and Acquiring is a "series" of a "series company" as described in Rule 18f-2 of the Investment Company Act of 1940, as amended (the "1940 Act"). The conclusions presented herein are based on the facts and representations in the Agreement and the Combined Prospectus/Proxy Statement contained in the Registration Statement No. 333-41175 on Form N-14 (the "Registration Statement") as filed with the Securities and Exchange Commission ("SEC") (collectively, the "Documents") and the representations set forth in letters dated May 9, 1998, from Target and Acquiring (the "Representation Letters") and the applicable tax law as it exists today. We have assumed with your consent that the facts and representations set forth in the Documents and the Representation Letters are true and correct.

FACTS
-----

                  NIF III is a an Ohio business trust registered under the 1940 Act as an open-end investment company of the management type and has authorized and proposes to issue one or more classes of voting shares of beneficial interest, without par value, of nine (9) "series", one of which is Acquiring. Acquiring will elect to qualify as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to be treated as a separate corporation under Section 851(h) of the Code.

                  NIF is a Michigan business trust registered under the 1940 Act as an open-end investment company of the management type and currently has issued and outstanding shares of beneficial interest, par value $1.00 per share, of four (4) series, one of which is Target. The shares of Target are redeemable at net asset value at the option of the shareholders of Target. Target has elected to qualify as a regulated investment company under Part I of Subchapter M of the Code and is treated as a separate corporation under Section 851(h) of the Code.

                  Acquiring seeks to achieve total return from a flexible combination of current income and capital appreciation. Target seeks to achieve total return from a flexible combination of current income and capital appreciation. Each of Acquiring and Target seeks to achieve its objective through investment in common stocks and convertible securities, other equity securities, bonds and money market instruments.

                  By effecting the transaction, Acquiring and Target seek to achieve a more efficient operation and reduction of certain expenses.

THE EXCHANGE
------------

                  Pursuant to the Agreement, Target will transfer all of its assets and assign all of its liabilities to Acquiring in exchange for Class D voting shares of beneficial interest of Acquiring (the "Acquiring Shares"). Target will immediately thereafter terminate its existence and distribute the Acquiring Shares to its shareholders in complete liquidation.

                  As of 9:00 a.m., Eastern Time, on May 9, 1998 ("Exchange Date"), the assets Target will transfer to Acquiring will consist of all of the property, including, without limitation, all investments, cash, and dividend or interest receivables owned by Target and any deferred or prepaid expenses shown as assets on its books as of 4:00 p.m. Eastern Time, on May 8, 1998 (the "Valuation Time"). The liabilities assumed will consist of all liabilities, expenses, costs, charges and reserves, contingent or otherwise, including liabilities reflected in the unaudited statement of assets and liabilities of Target as of the Valuation Time.

                  On the Exchange Date, Acquiring will deliver to Target a number of full and fractional Acquiring Shares having an aggregate net asset value equal to the value of all the assets transferred (less the assumed liabilities) of Target as of the Valuation Time. Target will then as part of the reorganization distribute the Acquiring Shares pro rata to its shareholders in complete liquidation. The shareholders of Target will receive only Acquiring Shares in exchange for their shares of Target. There are no dissenters or appraisal rights.

REPRESENTATIONS
---------------

                  In order to determine the consequences of the transaction for federal income tax purposes, with your permission we have relied on the following assumptions and representations which we have received from Target and/or Acquiring:

         (1) The fair market value of the Acquiring Shares received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of Acquiring Shares received in the transaction that would reduce the ownership by the shareholders of Target of Acquiring Shares to a number of Acquiring Shares having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of

         Target and Acquiring held by shareholders of Target and sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the 1940 Act pursuant to a demand of a shareholder and regular, normal dividends, including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Acquiring has no plan or intention to reacquire any of the Acquiring Shares issued in the transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (5) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the transaction, except for dispositions made in the ordinary course of business.

         (6) Pursuant to the transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the Acquiring Shares it receives in the transaction and after the transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (7) The liabilities of Target assumed by Acquiring and the liabilities, if any, to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business.

         (8) Following the transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (9) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the transaction, other than the organizational costs of Acquiring.

         (10) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (11) Acquiring will meet, and Target meets, the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (12) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (13) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (14) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (15) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code, and after the exchange, Acquiring will elect to be taxed as a regulated investment company.

         (16) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (17) Target is a series of a business trust and is taxable as a corporation. Acquiring is a series of a business trust and will be taxable as a corporation.

APPLICABLE LAW
--------------

                  Section 368(a)(1)(C) of the Code provides that the acquisition by one corporation, in exchange solely for all or part of its voting stock, of substantially all of the properties of another corporation constitutes a "reorganization" and in determining whether the exchange is solely for stock, the assumption by the acquiring corporation of a liability of the other, or the fact that property acquired is subject to a liability, shall be disregarded.
Section 368(a)(2)(B) of the Code provides that if an acquisition of substantially all the assets would qualify under Section 368(a)(1)(C) of the Code but for the fact that the acquiring corporation exchanges money or other property in addition to voting stock and the acquiring corporation acquires, solely for voting stock, property having a fair market value which is at least 80% of the fair market value of all the property of the other corporation, then such acquisition shall be treated as qualifying as a "reorganization" under
Section 368(a)(1)(C) of the Code. For this purpose, liabilities assumed by the acquiring corporation or to which property acquired is subject are treated as money paid for the property.

                  Rev. Proc. 77-37, 1977-2 C.B. 568, provides that the "substantially all" requirement is satisfied if there is a transfer of assets representing at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by the corporation immediately prior to the transfer. All payments to dissenters and all redemptions and distributions (except for regular and normal distributions) made by the corporation immediately preceding the transfer and which are part of the plan of reorganization will be considered as assets held by the corporation immediately prior to the transfer.

                  It is represented that Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the exchange. Therefore, Acquiring will acquire substantially all the assets of Target within the meaning of Rev. Proc. 77-37 and Section 368(a)(1)(C) of the Code.

                  Pursuant to the exchange, solely shares of beneficial interest of Acquiring, which are shares entitled to vote, will be exchanged for the assets of Target. The shareholders of Target have no dissenters or appraisal rights.

                  Section 368(a)(1)(D) provides that a transfer by a corporation of all or a part of its assets to another corporation constitutes a "reorganization" if immediately after the transfer the transferor or one or more of its shareholders (including persons who were shareholders immediately before the transfer), or any combination thereof, is in control of the corporation to which the assets are transferred, but only if, in pursuance of the plan, stock or securities of the corporation to which the assets are transferred are distributed in a transaction which qualifies under Sections 354, 355 or 356. For this purpose, "control" is defined in Sections 368(a)(2)(H) and 304(c). It is represented that Target will immediately after the Exchange Date terminate its existence and will distribute in complete liquidation the Acquiring Shares it receives in the exchange to the shareholders of Target and shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) immediately after the transaction. Target will transfer substantially all its assets to Acquiring and will in complete liquidation transfer the Acquiring Shares to its shareholders; therefore, the Acquiring Shares will be distributed in a transaction which qualifies under Section 354. Therefore, the transaction will satisfy the definitional requirements of a "D" reorganization as well as a "C" reorganization.

                  Section 368(a)(2)(A) provides that if a transaction is described in both Sections 368(a)(1)(C) and 368(a)(1)(D), such transaction shall be treated as described only in Section 368(a)(1)(D).

                  In addition to the definitional requirements set forth in the statute, in order for an exchange to be a tax-free reorganization, certain requirements set forth under Section 1.368-1(b) of the Income Tax Regulations (the "Regulations") must be satisfied. The Regulations provide that the purpose of the reorganization provisions of the Code is to except from the general rule of taxability certain specifically described exchanges incident to such readjustments of corporate structures made in one of the particular ways specified in the Code, as are required by business exigencies and which effect only a readjustment of continuing interest in property under the modified corporate forms. Requisite to a reorganization under the Code are a continuity of the business enterprise under the modified corporate form and a continuity of interest therein on the part of those persons who, directly or indirectly, were the owners of the enterprise prior to the reorganization.

                  To be treated as a reorganization, the exchange must be planned and carried out for a genuine business purpose. Acquiring and Target each believes the transaction will permit a more efficient operation and a reduction in certain expenses. This should satisfy the genuine business purpose requirement for the exchange.

                  Section 1.368-1(d) of the Regulations provides that continuity of business enterprise requires that the acquiring corporation either (i) continue the acquired corporation's historic business or (ii) use a significant portion of the acquired corporation's historic business assets in a business. It is represented that after the transaction Acquiring will continue the historic business of Target or use a significant portion of such historic business assets in its business. Accordingly, the transaction should meet the continuity of business enterprise requirement.

                  Under Section 1.368-1(b) of the Regulations, the continuity of interest doctrine requires that in a reorganization there must be a continuing interest through stock ownership on the part of those persons who, directly or indirectly, were the owners of the stock of the acquired corporation prior to the reorganization. Rev. Proc. 77-37 provides that the continuity of interest requirement of Section 1.368-1(b) of the Regulations is satisfied if there is continuing interest through the stock ownership in the acquiring or transferee corporation on the part of the former shareholders of the acquired or transferor corporation which is equal in value, as of the effective date of the reorganization, to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation as of the same date.

                  It is not necessary that each shareholder of the acquired or transferor corporation receive in the exchange stock of the acquiring or transferee corporation, or a corporation in "control" thereof, which is equal in value to at least 50 percent of the value of his former stock interest in the acquired or transferor corporation, so long as one or more shareholders of the acquired or transferor corporation have a continuing interest through stock ownership in the acquiring or transferee corporation (or a corporation in "control" thereof) which is, in the aggregate, equal in value to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation. Sales, redemptions, and other dispositions of stock occurring prior or, if planned or intended by the shareholder at the time of the exchange, subsequent to the exchange which are part of the plan of reorganization will be considered in determining whether there is a 50 percent continuing interest through stock ownership as of the effective date of the reorganization.

                  It is represented that there is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target and, to the best of the knowledge of the management of Target, there is no plan or intention on the part of remaining shareholders of Target to sell, exchange, or otherwise dispose of a number of Acquiring Shares that will reduce Target shareholders' ownership of such stock to a number of shares having, as of the date of the exchange, a value of less than 50 percent of the total value of all the formerly outstanding shares of Target as of the same date. Accordingly, the exchange should meet the continuity of interest requirement.

                  The 50 percent continuity of interest standard set forth in Rev. Proc. 77-37 is a guideline utilized by the Internal Revenue Service in determining whether to issue an advance ruling and does not represent how much continuity of interest is needed in a reorganization as a matter of law. In fact, in NELSON V. HELVERING, 296 U.S. 374 (1936), the Supreme Court held that there was a valid reorganization when the continuity of interest was equal to 38 percent.

                  Based upon the analysis set forth above, the exchange should qualify as a reorganization as described under Section 368(a)(1)(D) of the Code.

                  Section 368(b)(2) of the Code provides that the term "a party to a reorganization" includes both corporations, in the case of a reorganization resulting from the acquisition by one corporation of stock or properties of another corporation. Accordingly, Acquiring and Target will each be "a party to a reorganization."

                  Section 361(a) of the Code provides that no gain or loss shall be recognized to a corporation if such corporation is "a party to a reorganization" and exchanges property, in pursuance of the plan of reorganization, solely for stock or securities in another corporation, which is "a party to the reorganization." Section 361(b) provides that if Section 361(a) would apply to an exchange but for the fact that the property received in the exchange consists not only of stock and securities but also other property or money, then if the corporation receiving such other property or money distributes it in pursuance of the plan of reorganization, no gain to the corporation will be recognized.

                  Section 357(a) of the Code provides that if the taxpayer receives property which would be permitted to be received under Section 361 without the recognition of gain if it were the sole consideration, and as a part of the consideration, another party to the exchange assumes a liability of the taxpayer, or acquires from the taxpayer property subject to a liability, then such assumption or acquisition shall not be treated as money or other property, and shall not prevent the exchange from being within the provisions of Section 361.

                  Since the exchange is a reorganization under Section 368(a) of the Code and Target is exchanging its property solely for shares of Acquiring and assumption by Acquiring of its liabilities, no gain or loss will be recognized by Target by reason of the exchange and Sections 361(a) and 357(a) of the Code. Further, since it is represented that the amount of the liabilities assumed by Acquiring, plus the amount of the liabilities to which the property of Target is subject, does not exceed the total of the adjusted basis of Target in the property transferred to Acquiring, there is no excess which would be considered as gain under Section 357(c) of the Code.

                  Section 1032(a) of the Code provides that no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for stock of such corporation. Accordingly, no gain or loss should result to Acquiring as a result of the exchange.

                  Section 362(b) of the Code provides that if property was acquired by a corporation in connection with a reorganization, then the basis of such property shall be the same as it would be in the hands of the transferor, increased by the amount of gain recognized to the transferor on such transfer. Since Acquiring will receive property (i.e., the assets) from Target in connection with a reorganization within the meaning of Section 368(a) of the Code and no gain will be recognized by Target, the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer.

                  Section 1223(2) of the Code provides that, in determining the period for which the taxpayer has held property, however acquired, there shall be included the period for which such property was held by any other person, if such property has, for purposes of determining gain or loss from a sale or exchange, the same basis in whole or in part in its hands as it would have in the hands of such other person. Because the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer, the holding period for the assets of Target to be received by Acquiring will include the period during which such assets were held by Target.

                  Section 354(a) provides that no gain or loss will be recognized if stock in a corporation a party to a reorganization is, in pursuance of the plan of reorganization, exchanged solely for stock in another corporation a party to the reorganization. Therefore, since the shareholders of Target, a party to the reorganization, will receive solely shares of Acquiring, another party to the reorganization, no gain or loss will be recognized by the shareholders of Target.

                  Section 358(a)(1) of the Code provides that, in the case of an exchange to which Section 354 applies, the basis of the property permitted to be received under Section 354 without the recognition of gain or loss shall be the same as that of the property exchanged, decreased by (i) the fair market value of any other property (except money) received by the taxpayer, (ii) the amount of any money received by the taxpayer, and (iii) the amount of loss to the taxpayer which was recognized on such exchange, and increased by (i) the amount which was treated as a dividend, and (ii) the amount of gain to the taxpayer which was recognized on such exchange (not including any portion of such gain which was treated as a dividend).

                  Since the exchange constitutes an exchange to which Section 354 of the Code applies, the basis of the Acquiring Shares in the hands of the shareholders of Target will be the same as the basis of the shares of Target surrendered in the exchange.

                  Section 1223(1) of the Code provides that, in determining the period for which the taxpayer has held property received in an exchange, there shall be included the period for which the taxpayer held the property exchanged if the property has, for the purpose of determining gain or loss from a sale or exchange, the same basis in whole or in part in his hands as the property exchanged, provided the property exchanged at the time of such exchange is a capital asset as defined in Section 1221 or property described in Section 1231. Since the basis of Acquiring Shares held by the shareholders of Target will have the same basis as the stock exchanged, the holding period of the Acquiring Shares will include the period for which the shares of Target were held, provided that such shares were held as a capital asset on the date of the exchange.

OPINION
-------

                  Based upon and subject to the foregoing, our opinion as to the federal income tax consequences of the exchange is as follows:

- The transfer of all of Target's assets in exchange for Acquiring Shares and Acquiring's assumption of all of Target's liabilities, followed by Target's distribution of the Acquiring Shares in complete liquidation to its shareholders will qualify as a reorganization under Section 368(a) of the Code. Acquiring and Target will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

- No gain or loss will be recognized to Target upon the transfer of its assets to Acquiring in exchange for the Acquiring Shares and the assumption by Acquiring of the liabilities of Target or on the distribution of the Acquiring Shares by Target to the shareholders of Target in complete liquidation.
         Sections 361 and 357 of the Code.

- No gain or loss will be recognized to Acquiring on the receipt of the assets of Target and the assumption by Acquiring of liabilities of Target in exchange for Acquiring Shares. Section 1032 of the Code.

- The basis of the assets of Target in the hands of Acquiring will be the same as the basis of such assets in the hands of Target immediately prior to the exchange. Section 362(b) of the Code.

- The holding period of the property acquired by Acquiring from Target will include the holding period of such property in the hands of Target immediately prior to the exchange. Section 1223(2) of the Code.

- No gain or loss will be recognized by a shareholder of Target on the receipt of Acquiring Shares solely in exchange for his shares of Target. Section 354 of the Code.

- The basis of Acquiring Shares received by a shareholder of Target who exchanges shares of Target for Acquiring Shares will be the same as the basis of the shares of Target surrendered in the exchange therefor.
         Section 358(a)(1) of the Code.

- The holding period of Acquiring Shares received by a shareholder of Target will include the holding period of the shares of Target surrendered in exchange therefor, provided that the shares of Target were capital assets at the date of the exchange. Section 1223(1) of the Code.

                  Our opinion is not the equivalent of a ruling from the Internal Revenue Service and may upon audit be challenged by the Internal Revenue Service. Our opinion is based on the understanding that the relevant facts are as set forth in this letter. It is also based on the Code, Regulations, case law and Internal Revenue Service rulings as they now exist. These authorities are all subject to change and such change may be made with retroactive effect. Were there to be such changes after the Exchange Date, or should the relevant facts prove to be other than as we have reviewed, our opinion could be affected.

                  We hereby consent to the reference to us under the heading "Federal Income Tax Consequences" in the Registration Statement and to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not hereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC promulgated thereunder.

                                                     Very truly yours,



                                                     Baker & Hostetler LLP

                                    Exhibit A

                                   May 9, 1998

Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                  Nationwide Investing Foundation, on behalf of Nationwide Fund ("Target"), a series of Nationwide Investing Foundation, and Nationwide Investing Foundation III, on behalf of Nationwide Fund ("Acquiring"), a series of Nationwide Investing Foundation III, have entered into an Agreement and Plan of Reorganization dated as of November 24, 1997 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to Acquiring and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 8(f) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").

                  In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the Transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of shares of Acquiring received in the Transaction that would reduce the ownership by the shareholders of Target of shares of Acquiring to a number of shares of Acquiring having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and otherwise sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (5) The liabilities of Target assumed by Acquiring and the liabilities, if any, to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business and are associated with the assets transferred.

         (6) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the Transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the Transaction, other than the organizational costs of Acquiring.

         (7) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (8) Target meets the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (9) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring, and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code.

         (12) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (13) Target is a series of a business trust and is taxable as a corporation.

         (14) The facts set forth in the Opinion are correct and true.

                  The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler LLP to form and issue the Opinion.

                                           Nationwide Fund, a series fund of
                                           Nationwide Investing Foundation


                                           By:
                                              ----------------------------------

                                    Exhibit B
                                   May 9, 1998
Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                  Nationwide Investing Foundation, on behalf of Nationwide Fund ("Target"), a series of Nationwide Investing Foundation, and Nationwide Investing Foundation III, on behalf of Nationwide Fund ("Acquiring"), a series of Nationwide Investing Foundation III, have entered into an Agreement and Plan of Reorganization dated as of November 24, 1997 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to Acquiring and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 9(e) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").

                  In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the Transaction.

         (2) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (3) Acquiring has no plan or intention to reacquire any of the shares of Acquiring issued in the Transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (4) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the Transaction, except for dispositions made in the ordinary course of business.

         (5) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(h) and 304(c) of the Code. For the purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (6) Following the Transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (7) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the Transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the Transaction, other than the organizational costs of Acquiring.

         (8) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (9) Acquiring will meet the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (12) After the Transaction, Acquiring will meet the requirements of, and elect to be taxed as a regulated investment company as defined in
         Section 851 of the Code and will continue to be taxed as a regulated investment company.

         (13) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (14) Acquiring is a series of a business trust and will be taxable as a corporation.

         (15) The facts set forth in the Opinion are correct and true.

                  The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler LLP to form and issue the Opinion.

                                          Nationwide Fund, a series fund of
                                          Nationwide Investing Foundation III


                                          By:
                                             ----------------------------------

                              BAKER & HOSTETLER LLP
                        65 East State Street, Suite 2100
                            Columbus, Ohio 43215-4260
                                 (614) 228-1541

                                   May 9, 1998



Board of Trustees
Nationwide Investing Foundation III
One Nationwide Plaza
Columbus, OH 43215

Board of Trustees
Nationwide Investing Foundation
One Nationwide Plaza
Columbus, OH 43215

                  RE: Nationwide Investing Foundation--Nationwide Bond Fund/Nationwide Investing Foundation III--Nationwide Bond Fund

Members of the Boards:

                  This is in response to your request for our tax opinion in connection with the Agreement and Plan of Reorganization, dated as of November 24, 1997 (the "Agreement"), by and between Nationwide Investing Foundation, a Michigan business trust ("NIF"), on behalf of Nationwide Bond Fund ("Target"), a series of NIF, and Nationwide Investing Foundation III, an Ohio business trust ("NIF III"), on behalf of the Nationwide Bond Fund ("Acquiring"), a series of NIF III. Each of Target and Acquiring is a "series" of a "series company" as described in Rule 18f-2 of the Investment Company Act of 1940, as amended (the "1940 Act"). The conclusions presented herein are based on the facts and representations in the Agreement and the Combined Prospectus/Proxy Statement contained in the Registration Statement No. 333-41775 on Form N-14 (the "Registration Statement") as filed with the Securities and Exchange Commission ("SEC") (collectively, the "Documents") and the representations set forth in letters dated May 9, 1998, from Target and Acquiring (the "Representation Letters") and the applicable tax law as it exists today. We have assumed with your consent that the facts and representations set forth in the Documents and the Representation Letters are true and correct.

FACTS
-----

                  NIF III is a an Ohio business trust registered under the 1940 Act as an open-end investment company of the management type and has authorized and proposes to issue one or more classes of voting shares of beneficial interest, without par value, of nine (9) "series", one of which is Acquiring. Acquiring will elect to qualify as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to be treated as a separate corporation under Section 851(h) of the Code.

                  NIF is a Michigan business trust registered under the 1940 Act as an open-end investment company of the management type and currently has issued and outstanding shares of beneficial interest, par value $1.00 per share, of four (4) series, one of which is Target. The shares of Target are redeemable at net asset value at the option of the shareholders of Target. Target has elected to qualify as a regulated investment company under Part I of Subchapter M of the Code and is treated as a separate corporation under Section 851(h) of the Code.

                  Acquiring seeks a high level of income consistent with preservation of capital. Target seeks to generate a high level of income, consistent with capital preservation, through investment in high-quality bonds and other fixed-income securities. Each of Acquiring and Target seeks to achieve its objective through investment in fixed income securities, primarily corporate debt securities.

                  By effecting the transaction, Acquiring and Target seek to achieve a more efficient operation and reduction of certain expenses.

THE EXCHANGE
------------

                  Pursuant to the Agreement, Target will transfer all of its assets and assign all of its liabilities to Acquiring in exchange for Class D voting shares of beneficial interest of Acquiring (the "Acquiring Shares"). Target will immediately thereafter terminate its existence and distribute the Acquiring Shares to its shareholders in complete liquidation.

                  As of 9:00 a.m., Eastern Time, on May 9, 1998 ("Exchange Date"), the assets Target will transfer to Acquiring will consist of all of the property, including, without limitation, all investments, cash, and dividend or interest receivables owned by Target and any deferred or prepaid expenses shown as assets on its books as of 4:00 p.m. Eastern Time, on May 8, 1998 (the "Valuation Time"). The liabilities assumed will consist of all liabilities, expenses, costs, charges and reserves, contingent or otherwise, including liabilities reflected in the unaudited statement of assets and liabilities of Target as of the Valuation Time.

                  On the Exchange Date, Acquiring will deliver to Target a number of full and fractional Acquiring Shares having an aggregate net asset value equal to the value of all the assets transferred (less the assumed liabilities) of Target as of the Valuation Time. Target will then as part of the reorganization distribute the Acquiring Shares pro rata to its shareholders in complete liquidation. The shareholders of Target will receive only Acquiring Shares in exchange for their shares of Target. There are no dissenters or appraisal rights.

REPRESENTATIONS
---------------

                  In order to determine the consequences of the transaction for federal income tax purposes, with your permission we have relied on the following assumptions and representations which we have received from Target and/or Acquiring:

         (1) The fair market value of the Acquiring Shares received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of Acquiring Shares received in the transaction that would reduce the ownership by the shareholders of Target of Acquiring Shares to a number of Acquiring Shares having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of

         Target and Acquiring held by shareholders of Target and sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the 1940 Act pursuant to a demand of a shareholder and regular, normal dividends, including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Acquiring has no plan or intention to reacquire any of the Acquiring Shares issued in the transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (5) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the transaction, except for dispositions made in the ordinary course of business.

         (6) Pursuant to the transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the Acquiring Shares it receives in the transaction and after the transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (7) The liabilities of Target assumed by Acquiring and the liabilities, if any, to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business.

         (8) Following the transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (9) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the transaction, other than the organizational costs of Acquiring.

         (10) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (11) Acquiring will meet, and Target meets, the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (12) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (13) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (14) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (15) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code, and after the exchange, Acquiring will elect to be taxed as a regulated investment company.

         (16) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (17) Target is a series of a business trust and is taxable as a corporation. Acquiring is a series of a business trust and will be taxable as a corporation.

APPLICABLE LAW
--------------

                  Section 368(a)(1)(C) of the Code provides that the acquisition by one corporation, in exchange solely for all or part of its voting stock, of substantially all of the properties of another corporation constitutes a "reorganization" and in determining whether the exchange is solely for stock, the assumption by the acquiring corporation of a liability of the other, or the fact that property acquired is subject to a liability, shall be disregarded.
Section 368(a)(2)(B) of the Code provides that if an acquisition of substantially all the assets would qualify under Section 368(a)(1)(C) of the Code but for the fact that the acquiring corporation exchanges money or other property in addition to voting stock and the acquiring corporation acquires, solely for voting stock, property having a fair market value which is at least 80% of the fair market value of all the property of the other corporation, then such acquisition shall be treated as qualifying as a "reorganization" under
Section 368(a)(1)(C) of the Code. For this purpose, liabilities assumed by the acquiring corporation or to which property acquired is subject are treated as money paid for the property.

                  Rev. Proc. 77-37, 1977-2 C.B. 568, provides that the "substantially all" requirement is satisfied if there is a transfer of assets representing at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by the corporation immediately prior to the transfer. All payments to dissenters and all redemptions and distributions (except for regular and normal distributions) made by the corporation immediately preceding the transfer and which are part of the plan of reorganization will be considered as assets held by the corporation immediately prior to the transfer.

                  It is represented that Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the exchange. Therefore, Acquiring will acquire substantially all the assets of Target within the meaning of Rev. Proc. 77-37 and Section 368(a)(1)(C) of the Code.

                  Pursuant to the exchange, solely shares of beneficial interest of Acquiring, which are shares entitled to vote, will be exchanged for the assets of Target. The shareholders of Target have no dissenters or appraisal rights.

                  Section 368(a)(1)(D) provides that a transfer by a corporation of all or a part of its assets to another corporation constitutes a "reorganization" if immediately after the transfer the transferor or one or more of its shareholders (including persons who were shareholders immediately before the transfer), or any combination thereof, is in control of the corporation to which the assets are transferred, but only if, in pursuance of the plan, stock or securities of the corporation to which the assets are transferred are distributed in a transaction which qualifies under Sections 354, 355 or 356. For this purpose, "control" is defined in Sections 368(a)(2)(H) and 304(c). It is represented that Target will immediately after the Exchange Date terminate its existence and will distribute in complete liquidation the Acquiring Shares it receives in the exchange to the shareholders of Target and shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) immediately after the transaction. Target will transfer substantially all its assets to Acquiring and will in complete liquidation transfer the Acquiring Shares to its shareholders; therefore, the Acquiring Shares will be distributed in a transaction which qualifies under Section 354. Therefore, the transaction will satisfy the definitional requirements of a "D" reorganization as well as a "C" reorganization.

                  Section 368(a)(2)(A) provides that if a transaction is described in both Sections 368(a)(1)(C) and 368(a)(1)(D), such transaction shall be treated as described only in Section 368(a)(1)(D).

                  In addition to the definitional requirements set forth in the statute, in order for an exchange to be a tax-free reorganization, certain requirements set forth under Section 1.368-1(b) of the Income Tax Regulations (the "Regulations") must be satisfied. The Regulations provide that the purpose of the reorganization provisions of the Code is to except from the general rule of taxability certain specifically described exchanges incident to such readjustments of corporate structures made in one of the particular ways specified in the Code, as are required by business exigencies and which effect only a readjustment of continuing interest in property under the modified corporate forms. Requisite to a reorganization under the Code are a continuity of the business enterprise under the modified corporate form and a continuity of interest therein on the part of those persons who, directly or indirectly, were the owners of the enterprise prior to the reorganization.

                  To be treated as a reorganization, the exchange must be planned and carried out for a genuine business purpose. Acquiring and Target each believes the transaction will permit a more efficient operation and a reduction in certain expenses. This should satisfy the genuine business purpose requirement for the exchange.

                  Section 1.368-1(d) of the Regulations provides that continuity of business enterprise requires that the acquiring corporation either (i) continue the acquired corporation's historic business or (ii) use a significant portion of the acquired corporation's historic business assets in a business. It is represented that after the transaction Acquiring will continue the historic business of Target or use a significant portion of such historic business assets in its business. Accordingly, the transaction should meet the continuity of business enterprise requirement.

                  Under Section 1.368-1(b) of the Regulations, the continuity of interest doctrine requires that in a reorganization there must be a continuing interest through stock ownership on the part of those persons who, directly or indirectly, were the owners of the stock of the acquired corporation prior to the reorganization. Rev. Proc. 77-37 provides that the continuity of interest requirement of Section 1.368-1(b) of the Regulations is satisfied if there is continuing interest through the stock ownership in the acquiring or transferee corporation on the part of the former shareholders of the acquired or transferor corporation which is equal in value, as of the effective date of the reorganization, to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation as of the same date.

                  It is not necessary that each shareholder of the acquired or transferor corporation receive in the exchange stock of the acquiring or transferee corporation, or a corporation in "control" thereof, which is equal in value to at least 50 percent of the value of his former stock interest in the acquired or transferor corporation, so long as one or more shareholders of the acquired or transferor corporation have a continuing interest through stock ownership in the acquiring or transferee corporation (or a corporation in "control" thereof) which is, in the aggregate, equal in value to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation. Sales, redemptions, and other dispositions of stock occurring prior or, if planned or intended by the shareholder at the time of the exchange, subsequent to the exchange which are part of the plan of reorganization will be considered in determining whether there is a 50 percent continuing interest through stock ownership as of the effective date of the reorganization.

                  It is represented that there is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target and, to the best of the knowledge of the management of Target, there is no plan or intention on the part of remaining shareholders of Target to sell, exchange, or otherwise dispose of a number of Acquiring Shares that will reduce Target shareholders' ownership of such stock to a number of shares having, as of the date of the exchange, a value of less than 50 percent of the total value of all the formerly outstanding shares of Target as of the same date. Accordingly, the exchange should meet the continuity of interest requirement.

                  The 50 percent continuity of interest standard set forth in Rev. Proc. 77-37 is a guideline utilized by the Internal Revenue Service in determining whether to issue an advance ruling and does not represent how much continuity of interest is needed in a reorganization as a matter of law. In fact, in NELSON V. HELVERING, 296 U.S. 374 (1936), the Supreme Court held that there was a valid reorganization when the continuity of interest was equal to 38 percent.

                  Based upon the analysis set forth above, the exchange should qualify as a reorganization as described under Section 368(a)(1)(D) of the Code.

                  Section 368(b)(2) of the Code provides that the term "a party to a reorganization" includes both corporations, in the case of a reorganization resulting from the acquisition by one corporation of stock or properties of another corporation. Accordingly, Acquiring and Target will each be "a party to a reorganization."

                  Section 361(a) of the Code provides that no gain or loss shall be recognized to a corporation if such corporation is "a party to a reorganization" and exchanges property, in pursuance of the plan of reorganization, solely for stock or securities in another corporation, which is "a party to the reorganization." Section 361(b) provides that if Section 361(a) would apply to an exchange but for the fact that the property received in the exchange consists not only of stock and securities but also other property or money, then if the corporation receiving such other property or money distributes it in pursuance of the plan of reorganization, no gain to the corporation will be recognized.

                  Section 357(a) of the Code provides that if the taxpayer receives property which would be permitted to be received under Section 361 without the recognition of gain if it were the sole consideration, and as a part of the consideration, another party to the exchange assumes a liability of the taxpayer, or acquires from the taxpayer property subject to a liability, then such assumption or acquisition shall not be treated as money or other property, and shall not prevent the exchange from being within the provisions of Section 361.

                  Since the exchange is a reorganization under Section 368(a) of the Code and Target is exchanging its property solely for shares of Acquiring and assumption by Acquiring of its liabilities, no gain or loss will be recognized by Target by reason of the exchange and Sections 361(a) and 357(a) of the Code. Further, since it is represented that the amount of the liabilities assumed by Acquiring, plus the amount of the liabilities to which the property of Target is subject, does not exceed the total of the adjusted basis of Target in the property transferred to Acquiring, there is no excess which would be considered as gain under Section 357(c) of the Code.

                  Section 1032(a) of the Code provides that no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for stock of such corporation. Accordingly, no gain or loss should result to Acquiring as a result of the exchange.

                  Section 362(b) of the Code provides that if property was acquired by a corporation in connection with a reorganization, then the basis of such property shall be the same as it would be in the hands of the transferor, increased by the amount of gain recognized to the transferor on such transfer. Since Acquiring will receive property (i.e., the assets) from Target in connection with a reorganization within the meaning of Section 368(a) of the Code and no gain will be recognized by Target, the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer.

                  Section 1223(2) of the Code provides that, in determining the period for which the taxpayer has held property, however acquired, there shall be included the period for which such property was held by any other person, if such property has, for purposes of determining gain or loss from a sale or exchange, the same basis in whole or in part in its hands as it would have in the hands of such other person. Because the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer, the holding period for the assets of Target to be received by Acquiring will include the period during which such assets were held by Target.

                  Section 354(a) provides that no gain or loss will be recognized if stock in a corporation a party to a reorganization is, in pursuance of the plan of reorganization, exchanged solely for stock in another corporation a party to the reorganization. Therefore, since the shareholders of Target, a party to the reorganization, will receive solely shares of Acquiring, another party to the reorganization, no gain or loss will be recognized by the shareholders of Target.

                  Section 358(a)(1) of the Code provides that, in the case of an exchange to which Section 354 applies, the basis of the property permitted to be received under Section 354 without the recognition of gain or loss shall be the same as that of the property exchanged, decreased by (i) the fair market value of any other property (except money) received by the taxpayer, (ii) the amount of any money received by the taxpayer, and (iii) the amount of loss to the taxpayer which was recognized on such exchange, and increased by (i) the amount which was treated as a dividend, and (ii) the amount of gain to the taxpayer which was recognized on such exchange (not including any portion of such gain which was treated as a dividend).

                  Since the exchange constitutes an exchange to which Section 354 of the Code applies, the basis of the Acquiring Shares in the hands of the shareholders of Target will be the same as the basis of the shares of Target surrendered in the exchange.

                  Section 1223(1) of the Code provides that, in determining the period for which the taxpayer has held property received in an exchange, there shall be included the period for which the taxpayer held the property exchanged if the property has, for the purpose of determining gain or loss from a sale or exchange, the same basis in whole or in part in his hands as the property exchanged, provided the property exchanged at the time of such exchange is a capital asset as defined in Section 1221 or property described in Section 1231. Since the basis of Acquiring Shares held by the shareholders of Target will have the same basis as the stock exchanged, the holding period of the Acquiring Shares will include the period for which the shares of Target were held, provided that such shares were held as a capital asset on the date of the exchange.

OPINION
-------

                  Based upon and subject to the foregoing, our opinion as to the federal income tax consequences of the exchange is as follows:

- The transfer of all of Target's assets in exchange for Acquiring Shares and Acquiring's assumption of all of Target's liabilities, followed by Target's distribution of the Acquiring Shares in complete liquidation to its shareholders will qualify as a reorganization under Section 368(a) of the Code. Acquiring and Target will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

- No gain or loss will be recognized to Target upon the transfer of its assets to Acquiring in exchange for the Acquiring Shares and the assumption by Acquiring of the liabilities of Target or on the distribution of the Acquiring Shares by Target to the shareholders of Target in complete liquidation.
         Sections 361 and 357 of the Code.

- No gain or loss will be recognized to Acquiring on the receipt of the assets of Target and the assumption by Acquiring of liabilities of Target in exchange for Acquiring Shares. Section 1032 of the Code.

- The basis of the assets of Target in the hands of Acquiring will be the same as the basis of such assets in the hands of Target immediately prior to the exchange. Section 362(b) of the Code.

- The holding period of the property acquired by Acquiring from Target will include the holding period of such property in the hands of Target immediately prior to the exchange. Section 1223(2) of the Code.

- No gain or loss will be recognized by a shareholder of Target on the receipt of Acquiring Shares solely in exchange for his shares of Target. Section 354 of the Code.

- The basis of Acquiring Shares received by a shareholder of Target who exchanges shares of Target for Acquiring Shares will be the same as the basis of the shares of Target surrendered in the exchange therefor.
         Section 358(a)(1) of the Code.

- The holding period of Acquiring Shares received by a shareholder of Target will include the holding period of the shares of Target surrendered in exchange therefor, provided that the shares of Target were capital assets at the date of the exchange. Section 1223(1) of the Code.

                  Our opinion is not the equivalent of a ruling from the Internal Revenue Service and may upon audit be challenged by the Internal Revenue Service. Our opinion is based on the understanding that the relevant facts are as set forth in this letter. It is also based on the Code, Regulations, case law and Internal Revenue Service rulings as they now exist. These authorities are all subject to change and such change may be made with retroactive effect. Were there to be such changes after the Exchange Date, or should the relevant facts prove to be other than as we have reviewed, our opinion could be affected.

                  We hereby consent to the reference to us under the heading "Federal Income Tax Consequences" in the Registration Statement and to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not hereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC promulgated thereunder.

                                               Very truly yours,



                                               Baker & Hostetler LLP

                                    Exhibit A

                                   May 9, 1998

Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485
Dear Sirs:

                  Nationwide Investing Foundation, on behalf of Nationwide Bond Fund ("Target"), a series of Nationwide Investing Foundation, and Nationwide Investing Foundation III, on behalf of Nationwide Bond Fund ("Acquiring"), a series of Nationwide Investing Foundation III, have entered into an Agreement and Plan of Reorganization dated as of November 24, 1997 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to Acquiring and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 8(f) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").

                  In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the Transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of shares of Acquiring received in the Transaction that would reduce the ownership by the shareholders of Target of shares of Acquiring to a number of shares of Acquiring having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and otherwise sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (5) The liabilities of Target assumed by Acquiring and the liabilities, if any, to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business and are associated with the assets transferred.

         (6) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the Transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the Transaction, other than the organizational costs of Acquiring.

         (7) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (8) Target meets the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (9) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring, and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code.

         (12) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (13) Target is a series of a business trust and is taxable as a corporation.

         (14) The facts set forth in the Opinion are correct and true.

                  The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler LLP to form and issue the Opinion.

                                       Nationwide Bond Fund, a series fund of

                                       Nationwide Investing Foundation



                                       By:
                                          ------------------------------------

                                    Exhibit B

                                   May 9, 1998



Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:


                  Nationwide Investing Foundation, on behalf of Nationwide Bond Fund ("Target"), a series of Nationwide Investing Foundation, and Nationwide Investing Foundation III, on behalf of Nationwide Bond Fund ("Acquiring"), a series of Nationwide Investing Foundation III, have entered into an Agreement and Plan of Reorganization dated as of November 24, 1997 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to Acquiring and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 9(e) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").


                  In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the Transaction.

         (2) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (3) Acquiring has no plan or intention to reacquire any of the shares of Acquiring issued in the Transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (4) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the Transaction, except for dispositions made in the ordinary course of business.


         (5) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(h) and 304(c) of the Code. For the purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (6) Following the Transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (7) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the Transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the Transaction, other than the organizational costs of Acquiring.

         (8) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (9) Acquiring will meet the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.


         (11) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (12) After the Transaction, Acquiring will meet the requirements of, and elect to be taxed as a regulated investment company as defined in
         Section 851 of the Code and will continue to be taxed as a regulated investment company.


         (13) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (14) Acquiring is a series of a business trust and will be taxable as a corporation.

         (15) The facts set forth in the Opinion are correct and true.

                  The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler LLP to form and issue the Opinion.


                                      Nationwide Bond Fund, a series of
                                      Nationwide Investing Foundation III


                                      By:
                                         --------------------------------------

                              BAKER & HOSTETLER LLP
                        65 East State Street, Suite 2100
                            Columbus, Ohio 43215-4260
                                 (614) 228-1541

                                   May 9, 1998






Board of Trustees
Nationwide Investing Foundation III
One Nationwide Plaza
Columbus, OH 43215

Board of Trustees
Nationwide Investing Foundation II
One Nationwide Plaza
Columbus, OH 43215

                  RE: Nationwide Investing Foundation II -- Nationwide U.S.
                      Government Income Fund/Nationwide Investing Foundation III --Nationwide Intermediate U.S. Government Bond Fund

Members of the Boards:

                  This is in response to your request for our tax opinion in connection with the Agreement and Plan of Reorganization, dated as of November 24, 1997 (the "Agreement"), by and between Nationwide Investing Foundation II, a Massachusetts business trust ("NIF II"), on behalf of Nationwide U.S. Government Income Fund ("Target"), a series of NIF II, and Nationwide Investing Foundation III, an Ohio business trust ("NIF III"), on behalf of the Nationwide Intermediate U.S. Government Bond Fund ("Acquiring"), a series of NIF III. Each of Target and Acquiring is a "series" of a "series company" as described in Rule 18f-2 of the Investment Company Act of 1940, as amended (the "1940 Act"). The conclusions presented herein are based on the facts and representations in the Agreement and the Combined Prospectus/Proxy Statement contained in the Registration Statement No. 333-41175 on Form N-14 (the "Registration Statement") as filed with the Securities and Exchange Commission ("SEC") (collectively, the "Documents") and the representations set forth in letters dated May 9, 1998, from Target and Acquiring (the "Representation Letters") and the applicable tax law as it exists today. We have assumed with your consent that the facts and representations set forth in the Documents and the Representation Letters are true and correct.



FACTS
-----

                  NIF III is a an Ohio business trust registered under the 1940 Act as an open-end investment company of the management type and has authorized and proposes to issue one or more classes of voting shares of beneficial interest, without par value, of nine (9) "series", one of which is Acquiring. Acquiring will elect to qualify as a regulated investment company under Part I of Subchapter

M of the Internal Revenue Code of 1986, as amended (the "Code"), and to be treated as a separate corporation under Section 851(h) of the Code.

                  NIF II is a Massachusetts business trust registered under the 1940 Act as an open-end investment company of the management type and currently has issued and outstanding shares of beneficial interest, par value $1.00 per share, of two (2) series, one of which is Target. The shares of Target are redeemable at net asset value at the option of the shareholders of Target. Target has elected to qualify as a regulated investment company under Part I of Subchapter M of the Code and is treated as a separate corporation under Section 851(h) of the Code.

                  Acquiring seeks to achieve a high level of current income consistent with the preservation of capital. Target seeks to achieve a high level of current income consistent with the preservation of capital. Each of Acquiring and Target seeks to achieve its objective through investment in securities of the U. S. Government and its agencies and instrumentalities.

                  By effecting the transaction, Acquiring and Target seek to achieve a more efficient operation and reduction of certain expenses.

THE EXCHANGE
------------

                  Pursuant to the Agreement, Target will transfer all of its assets and assign all of its liabilities to Acquiring in exchange for Class D voting shares of beneficial interest of Acquiring (the "Acquiring Shares"). Target will immediately thereafter terminate its existence and distribute the Acquiring Shares to its shareholders in complete liquidation.

                  As of 9:00 a.m., Eastern Time, on May 9, 1998 ("Exchange Date"), the assets Target will transfer to Acquiring will consist of all of the property, including, without limitation, all investments, cash, and dividend or interest receivables owned by Target and any deferred or prepaid expenses shown as assets on its books as of 4:00 p.m. Eastern Time, on May 8, 1998 (the "Valuation Time"). The liabilities assumed will consist of all liabilities, expenses, costs, charges and reserves, contingent or otherwise, including liabilities reflected in the unaudited statement of assets and liabilities of Target as of the Valuation Time.

                  On the Exchange Date, Acquiring will deliver to Target a number of full and fractional Acquiring Shares having an aggregate net asset value equal to the value of all the assets transferred (less the assumed liabilities) of Target as of the Valuation Time. Target will then as part of the reorganization distribute the Acquiring Shares pro rata to its shareholders in complete liquidation. The shareholders of Target will receive only Acquiring Shares in exchange for their shares of Target. There are no dissenters or appraisal rights.

REPRESENTATIONS
---------------

                  In order to determine the consequences of the transaction for federal income tax purposes, with your permission we have relied on the following assumptions and representations which we have received from Target and/or Acquiring:

         (1) The fair market value of the Acquiring Shares received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of Acquiring Shares received in the transaction that would reduce the ownership by the shareholders of Target of Acquiring Shares to a number of Acquiring Shares having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the 1940 Act pursuant to a demand of a shareholder and regular, normal dividends, including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Acquiring has no plan or intention to reacquire any of the Acquiring Shares issued in the transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (5) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the transaction, except for dispositions made in the ordinary course of business.

         (6) Pursuant to the transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the Acquiring Shares it receives in the transaction and after the transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (7) The liabilities of Target assumed by Acquiring and the liabilities, if any, to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business.

         (8) Following the transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (9) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the transaction, other than the organizational costs of Acquiring.

         (10) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (11) Acquiring will meet, and Target meets, the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (12) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (13) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (14) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (15) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code, and after the exchange, Acquiring will elect to be taxed as a regulated investment company.

         (16) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (17) Target is a series of a business trust and is taxable as a corporation. Acquiring is a series of a business trust and will be taxable as a corporation.

APPLICABLE LAW
--------------

                  Section 368(a)(1)(C) of the Code provides that the acquisition by one corporation, in exchange solely for all or part of its voting stock, of substantially all of the properties of another corporation constitutes a "reorganization" and in determining whether the exchange is solely for stock, the assumption by the acquiring corporation of a liability of the other, or the fact that property acquired is subject to a liability, shall be disregarded.
Section 368(a)(2)(B) of the Code provides that if an acquisition of substantially all the assets would qualify under Section 368(a)(1)(C) of the Code but for the fact that the acquiring corporation exchanges money or other property in addition to voting stock and the acquiring corporation acquires, solely for voting stock, property having a fair market value which is at least 80% of the fair market value of all the property of the other corporation, then such acquisition shall be treated as qualifying as a "reorganization" under
Section 368(a)(1)(C) of the Code. For this purpose, liabilities assumed by the acquiring corporation or to which property acquired is subject are treated as money paid for the property.

                  Rev. Proc. 77-37, 1977-2 C.B. 568, provides that the "substantially all" requirement is satisfied if there is a transfer of assets representing at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by the corporation immediately prior to the transfer. All payments to dissenters and all redemptions and distributions (except for regular and normal distributions) made by the corporation immediately preceding the transfer and which are part of the plan of reorganization will be considered as assets held by the corporation immediately prior to the transfer.

                  It is represented that Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the exchange. Therefore, Acquiring will acquire substantially all the assets of Target within the meaning of Rev. Proc. 77-37 and Section 368(a)(1)(C) of the Code.

                  Pursuant to the exchange, solely shares of beneficial interest of Acquiring, which are shares entitled to vote, will be exchanged for the assets of Target. The shareholders of Target have no dissenters or appraisal rights.

                  Section 368(a)(1)(D) provides that a transfer by a corporation of all or a part of its assets to another corporation constitutes a "reorganization" if immediately after the transfer the transferor or one or more of its shareholders (including persons who were shareholders immediately before the transfer), or any combination thereof, is in control of the corporation to which the assets are transferred, but only if, in pursuance of the plan, stock or securities of the corporation to which the assets are transferred are distributed in a transaction which qualifies under Sections 354, 355 or 356. For this purpose, "control" is defined in Sections 368(a)(2)(H) and 304(c). It is represented that Target will immediately after the Exchange Date terminate its existence and will distribute in complete liquidation the Acquiring Shares it receives in the exchange to the shareholders of Target and shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) immediately after the transaction. Target will transfer substantially all its assets to Acquiring and will in complete liquidation transfer the Acquiring Shares to its shareholders; therefore, the Acquiring Shares will be distributed in a transaction which qualifies under Section 354. Therefore, the transaction will satisfy the definitional requirements of a "D" reorganization as well as a "C" reorganization.

                  Section 368(a)(2)(A) provides that if a transaction is described in both Sections 368(a)(1)(C) and 368(a)(1)(D), such transaction shall be treated as described only in Section 368(a)(1)(D).

                  In addition to the definitional requirements set forth in the statute, in order for an exchange to be a tax-free reorganization, certain requirements set forth under Section 1.368-1(b) of the Income Tax Regulations (the "Regulations") must be satisfied. The Regulations provide that the purpose of the reorganization provisions of the Code is to except from the general rule of taxability certain specifically described exchanges incident to such readjustments of corporate structures made in one of the particular ways specified in the Code, as are required by business exigencies and which effect only a readjustment of continuing interest in property under the modified corporate forms. Requisite to a reorganization under the Code are a continuity of the business enterprise under the modified corporate form and a continuity of interest therein on the part of those persons who, directly or indirectly, were the owners of the enterprise prior to the reorganization.

                  To be treated as a reorganization, the exchange must be planned and carried out for a genuine business purpose. Acquiring and Target each believes the transaction will permit a more efficient operation and a reduction in certain expenses. This should satisfy the genuine business purpose requirement for the exchange.

                  Section 1.368-1(d) of the Regulations provides that continuity of business enterprise requires that the acquiring corporation either (i) continue the acquired corporation's historic business or

(ii) use a significant portion of the acquired corporation's historic business assets in a business. It is represented that after the transaction Acquiring will continue the historic business of Target or use a significant portion of such historic business assets in its business. Accordingly, the transaction should meet the continuity of business enterprise requirement.

                  Under Section 1.368-1(b) of the Regulations, the continuity of interest doctrine requires that in a reorganization there must be a continuing interest through stock ownership on the part of those persons who, directly or indirectly, were the owners of the stock of the acquired corporation prior to the reorganization. Rev. Proc. 77-37 provides that the continuity of interest requirement of Section 1.368-1(b) of the Regulations is satisfied if there is continuing interest through the stock ownership in the acquiring or transferee corporation on the part of the former shareholders of the acquired or transferor corporation which is equal in value, as of the effective date of the reorganization, to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation as of the same date.

                  It is not necessary that each shareholder of the acquired or transferor corporation receive in the exchange stock of the acquiring or transferee corporation, or a corporation in "control" thereof, which is equal in value to at least 50 percent of the value of his former stock interest in the acquired or transferor corporation, so long as one or more shareholders of the acquired or transferor corporation have a continuing interest through stock ownership in the acquiring or transferee corporation (or a corporation in "control" thereof) which is, in the aggregate, equal in value to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation. Sales, redemptions, and other dispositions of stock occurring prior or, if planned or intended by the shareholder at the time of the exchange, subsequent to the exchange which are part of the plan of reorganization will be considered in determining whether there is a 50 percent continuing interest through stock ownership as of the effective date of the reorganization.

                  It is represented that there is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target and, to the best of the knowledge of the management of Target, there is no plan or intention on the part of remaining shareholders of Target to sell, exchange, or otherwise dispose of a number of Acquiring Shares that will reduce Target shareholders' ownership of such stock to a number of shares having, as of the date of the exchange, a value of less than 50 percent of the total value of all the formerly outstanding shares of Target as of the same date. Accordingly, the exchange should meet the continuity of interest requirement.

                  The 50 percent continuity of interest standard set forth in Rev. Proc. 77-37 is a guideline utilized by the Internal Revenue Service in determining whether to issue an advance ruling and does not represent how much continuity of interest is needed in a reorganization as a matter of law. In fact, in NELSON V. HELVERING, 296 U.S. 374 (1936), the Supreme Court held that there was a valid reorganization when the continuity of interest was equal to 38 percent.

                  Based upon the analysis set forth above, the exchange should qualify as a reorganization as described under Section 368(a)(1)(D) of the Code.

                  Section 368(b)(2) of the Code provides that the term "a party to a reorganization" includes both corporations, in the case of a reorganization resulting from the acquisition by one corporation of stock or properties of another corporation. Accordingly, Acquiring and Target will each be "a party to a reorganization."

                  Section 361(a) of the Code provides that no gain or loss shall be recognized to a corporation if such corporation is "a party to a reorganization" and exchanges property, in pursuance of the plan of reorganization, solely for stock or securities in another corporation, which is "a party to the reorganization." Section 361(b) provides that if Section 361(a) would apply to an exchange but for the fact that the property received in the exchange consists not only of stock and securities but also other property or money, then if the corporation receiving such other property or money distributes it in pursuance of the plan of reorganization, no gain to the corporation will be recognized.

                  Section 357(a) of the Code provides that if the taxpayer receives property which would be permitted to be received under Section 361 without the recognition of gain if it were the sole consideration, and as a part of the consideration, another party to the exchange assumes a liability of the taxpayer, or acquires from the taxpayer property subject to a liability, then such assumption or acquisition shall not be treated as money or other property, and shall not prevent the exchange from being within the provisions of Section 361.

                  Since the exchange is a reorganization under Section 368(a) of the Code and Target is exchanging its property solely for shares of Acquiring and assumption by Acquiring of its liabilities, no gain or loss will be recognized by Target by reason of the exchange and Sections 361(a) and 357(a) of the Code. Further, since it is represented that the amount of the liabilities assumed by Acquiring, plus the amount of the liabilities to which the property of Target is subject, does not exceed the total of the adjusted basis of Target in the property transferred to Acquiring, there is no excess which would be considered as gain under Section 357(c) of the Code.

                  Section 1032(a) of the Code provides that no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for stock of such corporation. Accordingly, no gain or loss should result to Acquiring as a result of the exchange.

                  Section 362(b) of the Code provides that if property was acquired by a corporation in connection with a reorganization, then the basis of such property shall be the same as it would be in the hands of the transferor, increased by the amount of gain recognized to the transferor on such transfer. Since Acquiring will receive property (i.e., the assets) from Target in connection with a reorganization within the meaning of Section 368(a) of the Code and no gain will be recognized by Target, the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer.

                  Section 1223(2) of the Code provides that, in determining the period for which the taxpayer has held property, however acquired, there shall be included the period for which such property was held by any other person, if such property has, for purposes of determining gain or loss from a sale or exchange, the same basis in whole or in part in its hands as it would have in the hands of such other person. Because the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer, the holding period for the assets of Target to be received by Acquiring will include the period during which such assets were held by Target.

                  Section 354(a) provides that no gain or loss will be recognized if stock in a corporation a party to a reorganization is, in pursuance of the plan of reorganization, exchanged solely for stock in another corporation a party to the reorganization. Therefore, since the shareholders of Target, a party to the reorganization, will receive solely shares of Acquiring, another party to the reorganization, no gain or loss will be recognized by the shareholders of Target.

                  Section 358(a)(1) of the Code provides that, in the case of an exchange to which Section 354 applies, the basis of the property permitted to be received under Section 354 without the recognition of gain or loss shall be the same as that of the property exchanged, decreased by (i) the fair market value of any other property (except money) received by the taxpayer, (ii) the amount of any money received by the taxpayer, and (iii) the amount of loss to the taxpayer which was recognized on such exchange, and increased by (i) the amount which was treated as a dividend, and (ii) the amount of gain to the taxpayer which was recognized on such exchange (not including any portion of such gain which was treated as a dividend).

                  Since the exchange constitutes an exchange to which Section 354 of the Code applies, the basis of the Acquiring Shares in the hands of the shareholders of Target will be the same as the basis of the shares of Target surrendered in the exchange.

                  Section 1223(1) of the Code provides that, in determining the period for which the taxpayer has held property received in an exchange, there shall be included the period for which the taxpayer held the property exchanged if the property has, for the purpose of determining gain or loss from a sale or exchange, the same basis in whole or in part in his hands as the property exchanged, provided the property exchanged at the time of such exchange is a capital asset as defined in Section 1221 or property described in Section 1231. Since the basis of Acquiring Shares held by the shareholders of Target will have the same basis as the stock exchanged, the holding period of the Acquiring Shares will include the period for which the shares of Target were held, provided that such shares were held as a capital asset on the date of the exchange.

OPINION
-------

                  Based upon and subject to the foregoing, our opinion as to the federal income tax consequences of the exchange is as follows:

- The transfer of all of Target's assets in exchange for Acquiring Shares and Acquiring's assumption of all of Target's liabilities, followed by Target's distribution of the Acquiring Shares in complete liquidation to its shareholders will qualify as a reorganization under Section 368(a) of the Code. Acquiring and Target will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

- No gain or loss will be recognized to Target upon the transfer of its assets to Acquiring in exchange for the Acquiring Shares and the assumption by Acquiring of the liabilities of Target or on the distribution of the Acquiring Shares by Target to the shareholders of Target in complete liquidation.
         Sections 361 and 357 of the Code.

- No gain or loss will be recognized to Acquiring on the receipt of the assets of Target and the assumption by Acquiring of liabilities of Target in exchange for Acquiring Shares. Section 1032 of the Code.

- The basis of the assets of Target in the hands of Acquiring will be the same as the basis of such assets in the hands of Target immediately prior to the exchange. Section 362(b) of the Code.

- The holding period of the property acquired by Acquiring from Target will include the holding period of such property in the hands of Target immediately prior to the exchange. Section 1223(2) of the Code.

- No gain or loss will be recognized by a shareholder of Target on the receipt of Acquiring Shares solely in exchange for his shares of Target. Section 354 of the Code.

- The basis of Acquiring Shares received by a shareholder of Target who exchanges shares of Target for Acquiring Shares will be the same as the basis of the shares of Target surrendered in the exchange therefor.
         Section 358(a)(1) of the Code.

- The holding period of Acquiring Shares received by a shareholder of Target will include the holding period of the shares of Target surrendered in exchange therefor, provided that the shares of Target were capital assets at the date of the exchange. Section 1223(1) of the Code.

                  Our opinion is not the equivalent of a ruling from the Internal Revenue Service and may upon audit be challenged by the Internal Revenue Service. Our opinion is based on the understanding that the relevant facts are as set forth in this letter. It is also based on the Code, Regulations, case law and Internal Revenue Service rulings as they now exist. These authorities are all subject to change and such change may be made with retroactive effect. Were there to be such changes after the Exchange Date, or should the relevant facts prove to be other than as we have reviewed, our opinion could be affected.

                  We hereby consent to the reference to us under the heading "Federal Income Tax Consequences" in the Registration Statement and to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not hereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC promulgated thereunder.

                                           Very truly yours,



                                           Baker & Hostetler LLP

                                    Exhibit A



                                   May 9, 1998





Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                  Nationwide Investing Foundation II, on behalf of Nationwide U.S. Government Income Fund ("Target"), a series of Nationwide Investing Foundation II, and Nationwide Investing Foundation III, on behalf of Nationwide Intermediate U.S. Government Bond Fund ("Acquiring"), a series of Nationwide Investing Foundation III, have entered into an Agreement and Plan of Reorganization dated as of November 24, 1997 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to Acquiring and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 8(f) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").

                  In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the Transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of shares of Acquiring received in the Transaction that would reduce the ownership by the shareholders of Target of shares of Acquiring to a number of shares of Acquiring having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and otherwise sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (5) The liabilities of Target assumed by Acquiring and the liabilities, if any, to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business and are associated with the assets transferred.

         (6) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the Transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the Transaction, other than the organizational costs of Acquiring.

         (7) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (8) Target meets the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (9) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring, and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code.

         (12) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (13) Target is a series of a business trust and is taxable as a corporation.

         (14) The facts set forth in the Opinion are correct and true.

                  The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler LLP to form and issue the Opinion.

                                Nationwide U.S. Government Income Fund, a series fund of Nationwide Investing Foundation II



                                By:
                                   --------------------------------------------

                                    Exhibit B

                                   May 9, 1998



Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                  Nationwide Investing Foundation II, on behalf of Nationwide U.S. Government Income Fund ("Target"), a series of Nationwide Investing Foundation II, and Nationwide Investing Foundation III, on behalf of Nationwide Intermediate U.S. Government Bond Fund ("Acquiring"), a series of Nationwide Investing Foundation III, have entered into an Agreement and Plan of Reorganization dated as of November 24, 1997 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to Acquiring and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 9(e) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").

                  In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the Transaction.

         (2) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (3) Acquiring has no plan or intention to reacquire any of the shares of Acquiring issued in the Transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (4) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the Transaction, except for dispositions made in the ordinary course of business.

         (5) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(h) and 304(c) of the Code. For the purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (6) Following the Transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (7) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the Transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the Transaction, other than the organizational costs of Acquiring.

         (8) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (9) Acquiring will meet the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (12) After the Transaction, Acquiring will meet the requirements of, and elect to be taxed as a regulated investment company as defined in
         Section 851 of the Code and will continue to be taxed as a regulated investment company.

         (13) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (14) Acquiring is a series of a business trust and will be taxable as a corporation.

         (15) The facts set forth in the Opinion are correct and true.

                  The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler LLP to form and issue the Opinion.

                                 Nationwide Intermediate U.S. Government Bond
                                 Fund, a series fund of Nationwide Investing
                                 Foundation III



                                 By:
                                    ------------------------------------------

                              BAKER & HOSTETLER LLP
                        65 East State Street, Suite 2100
                            Columbus, Ohio 43215-4260
                                 (614) 228-1541

                                  May 9, 1998




Board of Trustees
Nationwide Investing Foundation III
One Nationwide Plaza
Columbus, OH 43215

Board of Trustees
Nationwide Investing Foundation II
One Nationwide Plaza
Columbus, OH 43215

                  RE: Nationwide Investing Foundation II -- Nationwide Tax-Free
                      Income Fund/Nationwide Investing Foundation III-- Nationwide Tax-Free Income Fund

Members of the Boards:

                  This is in response to your request for our tax opinion in connection with the Agreement and Plan of Reorganization, dated as of November 24, 1997 (the "Agreement"), by and between Nationwide Investing Foundation II, a Massachusetts business trust ("NIF II"), on behalf of Nationwide Tax-Free Income Fund ("Target"), a series of NIF II, and Nationwide Investing Foundation III, an Ohio business trust ("NIF III"), on behalf of the Nationwide Tax-Free Income Fund ("Acquiring"), a series of NIF III. Each of Target and Acquiring is a "series" of a "series company" as described in Rule 18f-2 of the Investment Company Act of 1940, as amended (the "1940 Act"). The conclusions presented herein are based on the facts and representations in the Agreement and the Combined Prospectus/Proxy Statement contained in the Registration Statement No. 333-41175 on Form N-14 (the "Registration Statement") as filed with the Securities and Exchange Commission ("SEC") (collectively, the "Documents") and the representations set forth in letters dated May 9, 1998, from Target and Acquiring (the "Representation Letters") and the applicable tax law as it exists today. We have assumed with your consent that the facts and representations set forth in the Documents and the Representation Letters are true and correct.

FACTS
-----

                  NIF III is a an Ohio business trust registered under the 1940 Act as an open-end investment company of the management type and has authorized and proposes to issue one or more classes of voting shares of beneficial interest, without par value, of nine (9) "series", one of which is Acquiring. Acquiring will elect to qualify as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to be treated as a separate corporation under Section 851(h) of the Code.

                  NIF II is a Massachusetts business trust registered under the 1940 Act as an open-end investment company of the management type and currently has issued and outstanding shares of beneficial interest, par value $1.00 per share, of two (2) series, one of which is Target. The shares of Target are redeemable at net asset value at the option of the shareholders of Target. Target has elected to qualify as a regulated investment company under Part I of Subchapter M of the Code and is treated as a separate corporation under Section 851(h) of the Code.

                  Acquiring seeks to achieve a high level of current income exempt from Federal income tax consistent with the preservation of capital. Target seeks to achieve a high level of current income exempt from Federal income tax consistent with the preservation of capital. Each of Acquiring and Target seeks to achieve its objective through investment in investment grade municipal obligations.

                  By effecting the transaction, Acquiring and Target seek to achieve a more efficient operation and reduction of certain expenses.

THE EXCHANGE
------------

                  Pursuant to the Agreement, Target will transfer all of its assets and assign all of its liabilities to Acquiring in exchange for Class D voting shares of beneficial interest of Acquiring (the "Acquiring Shares"). Target will immediately thereafter terminate its existence and distribute the Acquiring Shares to its shareholders in complete liquidation.

                  As of 9:00 a.m., Eastern Time, on May 9, 1998 ("Exchange Date"), the assets Target will transfer to Acquiring will consist of all of the property, including, without limitation, all investments, cash, and dividend or interest receivables owned by Target and any deferred or prepaid expenses shown as assets on its books as of 4:00 p.m. Eastern Time, on May 8, 1998 (the "Valuation Time"). The liabilities assumed will consist of all liabilities, expenses, costs, charges and reserves, contingent or otherwise, including liabilities reflected in the unaudited statement of assets and liabilities of Target as of the Valuation Time.

                  On the Exchange Date, Acquiring will deliver to Target a number of full and fractional Acquiring Shares having an aggregate net asset value equal to the value of all the assets transferred (less the assumed liabilities) of Target as of the Valuation Time. Target will then as part of the reorganization distribute the Acquiring Shares pro rata to its shareholders in complete liquidation. The shareholders of Target will receive only Acquiring Shares in exchange for their shares of Target. There are no dissenters or appraisal rights.

REPRESENTATIONS
---------------

                  In order to determine the consequences of the transaction for federal income tax purposes, with your permission we have relied on the following assumptions and representations which we have received from Target and/or Acquiring:

         (1) The fair market value of the Acquiring Shares received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of Acquiring Shares received in the transaction that would reduce the ownership by the shareholders of Target of Acquiring Shares to a number of Acquiring Shares having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the 1940 Act pursuant to a demand of a shareholder and regular, normal dividends, including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Acquiring has no plan or intention to reacquire any of the Acquiring Shares issued in the transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (5) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the transaction, except for dispositions made in the ordinary course of business.

         (6) Pursuant to the transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the Acquiring Shares it receives in the transaction and after the transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (7) The liabilities of Target assumed by Acquiring and the liabilities, if any, to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business.

         (8) Following the transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (9) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the transaction, other than the organizational costs of Acquiring.

         (10) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (11) Acquiring will meet, and Target meets, the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (12) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (13) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (14) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (15) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code, and after the exchange, Acquiring will elect to be taxed as a regulated investment company.

         (16) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (17) Target is a series of a business trust and is taxable as a corporation. Acquiring is a series of a business trust and will be taxable as a corporation.

APPLICABLE LAW
--------------

                  Section 368(a)(1)(C) of the Code provides that the acquisition by one corporation, in exchange solely for all or part of its voting stock, of substantially all of the properties of another corporation constitutes a "reorganization" and in determining whether the exchange is solely for stock, the assumption by the acquiring corporation of a liability of the other, or the fact that property acquired is subject to a liability, shall be disregarded.
Section 368(a)(2)(B) of the Code provides that if an acquisition of substantially all the assets would qualify under Section 368(a)(1)(C) of the Code but for the fact that the acquiring corporation exchanges money or other property in addition to voting stock and the acquiring corporation acquires, solely for voting stock, property having a fair market value which is at least 80% of the fair market value of all the property of the other corporation, then such acquisition shall be treated as qualifying as a "reorganization" under
Section 368(a)(1)(C) of the Code. For this purpose, liabilities assumed by the acquiring corporation or to which property acquired is subject are treated as money paid for the property.

                  Rev. Proc. 77-37, 1977-2 C.B. 568, provides that the "substantially all" requirement is satisfied if there is a transfer of assets representing at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by the corporation immediately prior to the transfer. All payments to dissenters and all redemptions and distributions (except for regular and normal distributions) made by the corporation immediately preceding the transfer and which are part of the plan of reorganization will be considered as assets held by the corporation immediately prior to the transfer.

                  It is represented that Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the exchange. Therefore, Acquiring will acquire substantially all the assets of Target within the meaning of Rev. Proc. 77-37 and Section 368(a)(1)(C) of the Code.
                  Pursuant to the exchange, solely shares of beneficial interest of Acquiring, which are shares entitled to vote, will be exchanged for the assets of Target. The shareholders of Target have no dissenters or appraisal rights.

                  Section 368(a)(1)(D) provides that a transfer by a corporation of all or a part of its assets to another corporation constitutes a "reorganization" if immediately after the transfer the transferor or one or more of its shareholders (including persons who were shareholders immediately before the transfer), or any combination thereof, is in control of the corporation to which the assets are transferred, but only if, in pursuance of the plan, stock or securities of the corporation to which the assets are transferred are distributed in a transaction which qualifies under Sections 354, 355 or 356. For this purpose, "control" is defined in Sections 368(a)(2)(H) and 304(c). It is represented that Target will immediately after the Exchange Date terminate its existence and will distribute in complete liquidation the Acquiring Shares it receives in the exchange to the shareholders of Target and shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) immediately after the transaction. Target will transfer substantially all its assets to Acquiring and will in complete liquidation transfer the Acquiring Shares to its shareholders; therefore, the Acquiring Shares will be distributed in a transaction which qualifies under Section 354. Therefore, the transaction will satisfy the definitional requirements of a "D" reorganization as well as a "C" reorganization.

                  Section 368(a)(2)(A) provides that if a transaction is described in both Sections 368(a)(1)(C) and 368(a)(1)(D), such transaction shall be treated as described only in Section 368(a)(1)(D).

                  In addition to the definitional requirements set forth in the statute, in order for an exchange to be a tax-free reorganization, certain requirements set forth under Section 1.368-1(b) of the Income Tax Regulations (the "Regulations") must be satisfied. The Regulations provide that the purpose of the reorganization provisions of the Code is to except from the general rule of taxability certain specifically described exchanges incident to such readjustments of corporate structures made in one of the particular ways specified in the Code, as are required by business exigencies and which effect only a readjustment of continuing interest in property under the modified corporate forms. Requisite to a reorganization under the Code are a continuity of the business enterprise under the modified corporate form and a continuity of interest therein on the part of those persons who, directly or indirectly, were the owners of the enterprise prior to the reorganization.

                  To be treated as a reorganization, the exchange must be planned and carried out for a genuine business purpose. Acquiring and Target each believes the transaction will permit a more efficient operation and a reduction in certain expenses. This should satisfy the genuine business purpose requirement for the exchange.

                  Section 1.368-1(d) of the Regulations provides that continuity of business enterprise requires that the acquiring corporation either (i) continue the acquired corporation's historic business or (ii) use a significant portion of the acquired corporation's historic business assets in a business. It is represented that after the transaction Acquiring will continue the historic business of Target or use a significant portion of such historic business assets in its business. Accordingly, the transaction should meet the continuity of business enterprise requirement.

                  Under Section 1.368-1(b) of the Regulations, the continuity of interest doctrine requires that in a reorganization there must be a continuing interest through stock ownership on the part of those persons who, directly or indirectly, were the owners of the stock of the acquired corporation prior to the reorganization. Rev. Proc. 77-37 provides that the continuity of interest requirement of Section 1.368-1(b) of the Regulations is satisfied if there is continuing interest through the stock ownership in the acquiring or transferee corporation on the part of the former shareholders of the acquired or transferor corporation which is equal in value, as of the effective date of the reorganization, to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation as of the same date.

                  It is not necessary that each shareholder of the acquired or transferor corporation receive in the exchange stock of the acquiring or transferee corporation, or a corporation in "control" thereof, which is equal in value to at least 50 percent of the value of his former stock interest in the acquired or transferor corporation, so long as one or more shareholders of the acquired or transferor corporation have a continuing interest through stock ownership in the acquiring or transferee corporation (or a corporation in "control" thereof) which is, in the aggregate, equal in value to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation. Sales, redemptions, and other dispositions of stock occurring prior or, if planned or intended by the shareholder at the time of the exchange, subsequent to the exchange which are part of the plan of reorganization will be considered in determining whether there is a 50 percent continuing interest through stock ownership as of the effective date of the reorganization.

                  It is represented that there is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target and, to the best of the knowledge of the management of Target, there is no plan or intention on the part of remaining shareholders of Target to sell, exchange, or otherwise dispose of a number of Acquiring Shares that will reduce Target shareholders' ownership of such stock to a number of shares having, as of the date of the exchange, a value of less than 50 percent of the total value of all the formerly outstanding shares of Target as of the same date. Accordingly, the exchange should meet the continuity of interest requirement.

                  The 50 percent continuity of interest standard set forth in Rev. Proc. 77-37 is a guideline utilized by the Internal Revenue Service in determining whether to issue an advance ruling and does not represent how much continuity of interest is needed in a reorganization as a matter of law. In fact, in NELSON V. HELVERING, 296 U.S. 374 (1936), the Supreme Court held that there was a valid reorganization when the continuity of interest was equal to 38 percent.

                  Based upon the analysis set forth above, the exchange should qualify as a reorganization as described under Section 368(a)(1)(D) of the Code.

                  Section 368(b)(2) of the Code provides that the term "a party to a reorganization" includes both corporations, in the case of a reorganization resulting from the acquisition by one corporation of stock or properties of another corporation. Accordingly, Acquiring and Target will each be "a party to a reorganization."

                  Section 361(a) of the Code provides that no gain or loss shall be recognized to a corporation if such corporation is "a party to a reorganization" and exchanges property, in pursuance of the plan of reorganization, solely for stock or securities in another corporation, which is "a party to the reorganization." Section 361(b) provides that if Section 361(a) would apply to an exchange but for the fact that the property received in the exchange consists not only of stock and securities but also other property or money, then if the corporation receiving such other property or money distributes it in pursuance of the plan of reorganization, no gain to the corporation will be recognized.

                  Section 357(a) of the Code provides that if the taxpayer receives property which would be permitted to be received under Section 361 without the recognition of gain if it were the sole consideration, and as a part of the consideration, another party to the exchange assumes a liability of the taxpayer, or acquires from the taxpayer property subject to a liability, then such assumption or acquisition shall not be treated as money or other property, and shall not prevent the exchange from being within the provisions of Section 361.

                  Since the exchange is a reorganization under Section 368(a) of the Code and Target is exchanging its property solely for shares of Acquiring and assumption by Acquiring of its liabilities, no gain or loss will be recognized by Target by reason of the exchange and Sections 361(a) and 357(a) of the Code. Further, since it is represented that the amount of the liabilities assumed by Acquiring, plus the amount of the liabilities to which the property of Target is subject, does not exceed the total of the adjusted basis of Target in the property transferred to Acquiring, there is no excess which would be considered as gain under Section 357(c) of the Code.

                  Section 1032(a) of the Code provides that no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for stock of such corporation. Accordingly, no gain or loss should result to Acquiring as a result of the exchange.

                  Section 362(b) of the Code provides that if property was acquired by a corporation in connection with a reorganization, then the basis of such property shall be the same as it would be in the hands of the transferor, increased by the amount of gain recognized to the transferor on such transfer. Since Acquiring will receive property (i.e., the assets) from Target in connection with a reorganization within the meaning of Section 368(a) of the Code and no gain will be recognized by Target, the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer.

                  Section 1223(2) of the Code provides that, in determining the period for which the taxpayer has held property, however acquired, there shall be included the period for which such property was held by any other person, if such property has, for purposes of determining gain or loss from a sale or exchange, the same basis in whole or in part in its hands as it would have in the hands of such other person. Because the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer, the holding period for the assets of Target to be received by Acquiring will include the period during which such assets were held by Target.

                  Section 354(a) provides that no gain or loss will be recognized if stock in a corporation a party to a reorganization is, in pursuance of the plan of reorganization, exchanged solely for stock in another corporation a party to the reorganization. Therefore, since the shareholders of Target, a party to the reorganization, will receive solely shares of Acquiring, another party to the reorganization, no gain or loss will be recognized by the shareholders of Target.

                  Section 358(a)(1) of the Code provides that, in the case of an exchange to which Section 354 applies, the basis of the property permitted to be received under Section 354 without the recognition of gain or loss shall be the same as that of the property exchanged, decreased by (i) the fair market value of any other property (except money) received by the taxpayer, (ii) the amount of any money received by the taxpayer, and (iii) the amount of loss to the taxpayer which was recognized on such exchange, and increased by (i) the amount which was treated as a dividend, and (ii) the amount of gain to the taxpayer which was recognized on such exchange (not including any portion of such gain which was treated as a dividend).

                  Since the exchange constitutes an exchange to which Section 354 of the Code applies, the basis of the Acquiring Shares in the hands of the shareholders of Target will be the same as the basis of the shares of Target surrendered in the exchange.

                  Section 1223(1) of the Code provides that, in determining the period for which the taxpayer has held property received in an exchange, there shall be included the period for which the taxpayer held the property exchanged if the property has, for the purpose of determining gain or loss from a sale or exchange, the same basis in whole or in part in his hands as the property exchanged, provided the property exchanged at the time of such exchange is a capital asset as defined in Section 1221 or property described in Section 1231. Since the basis of Acquiring Shares held by the shareholders of Target will have the same basis as the stock exchanged, the holding period of the Acquiring Shares will include the period for which the shares of Target were held, provided that such shares were held as a capital asset on the date of the exchange.

OPINION
-------

                  Based upon and subject to the foregoing, our opinion as to the federal income tax consequences of the exchange is as follows:

- The transfer of all of Target's assets in exchange for Acquiring Shares and Acquiring's assumption of all of Target's liabilities, followed by Target's distribution of the Acquiring Shares in complete liquidation to its shareholders will qualify as a reorganization under Section 368(a) of the Code. Acquiring and Target will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

- No gain or loss will be recognized to Target upon the transfer of its assets to Acquiring in exchange for the Acquiring Shares and the assumption by Acquiring of the liabilities of Target or on the distribution of the Acquiring Shares by Target to the shareholders of Target in complete liquidation.
         Sections 361 and 357 of the Code.

- No gain or loss will be recognized to Acquiring on the receipt of the assets of Target and the assumption by Acquiring of liabilities of Target in exchange for Acquiring Shares. Section 1032 of the Code.

- The basis of the assets of Target in the hands of Acquiring will be the same as the basis of such assets in the hands of Target immediately prior to the exchange. Section 362(b) of the Code.

- The holding period of the property acquired by Acquiring from Target will include the holding period of such property in the hands of Target immediately prior to the exchange. Section 1223(2) of the Code.

- No gain or loss will be recognized by a shareholder of Target on the receipt of Acquiring Shares solely in exchange for his shares of Target. Section 354 of the Code.

- The basis of Acquiring Shares received by a shareholder of Target who exchanges shares of Target for Acquiring Shares will be the same as the basis of the shares of Target surrendered in the exchange therefor.
         Section 358(a)(1) of the Code.

- The holding period of Acquiring Shares received by a shareholder of Target will include the holding period of the shares of Target surrendered in exchange therefor, provided that the shares of Target were capital assets at the date of the exchange. Section 1223(1) of the Code.

                  Our opinion is not the equivalent of a ruling from the Internal Revenue Service and may upon audit be challenged by the Internal Revenue Service. Our opinion is based on the understanding that the relevant facts are as set forth in this letter. It is also based on the Code, Regulations, case law and Internal Revenue Service rulings as they now exist. These authorities are all subject to change and such change may be made with retroactive effect. Were there to be such changes after the Exchange Date, or should the relevant facts prove to be other than as we have reviewed, our opinion could be affected.

                  We hereby consent to the reference to us under the heading "Federal Income Tax Consequences" in the Registration Statement and to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not hereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC promulgated thereunder.

                                                     Very truly yours,



                                                     Baker & Hostetler LLP

                                    Exhibit A




                                   May 9, 1998





Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                  Nationwide Investing Foundation II, on behalf of Nationwide Tax-Free Income Fund ("Target"), a series of Nationwide Investing Foundation II, and Nationwide Investing Foundation III, on behalf of Nationwide Tax-Free Income Fund ("Acquiring"), a series of Nationwide Investing Foundation III, have entered into an Agreement and Plan of Reorganization dated as of November 24, 1997 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to Acquiring and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 8(f) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").

                  In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the Transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of shares of Acquiring received in the Transaction that would reduce the ownership by the shareholders of Target of shares of Acquiring to a number of shares of Acquiring having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and otherwise sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act")
         pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (5) The liabilities of Target assumed by Acquiring and the liabilities, if any, to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business and are associated with the assets transferred.

         (6) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the Transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the Transaction, other than the organizational costs of Acquiring.

         (7) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (8) Target meets the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (9) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring, and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code.

         (12) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (13) Target is a series of a business trust and is taxable as a corporation.

         (14) The facts set forth in the Opinion are correct and true.

                  The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler LLP to form and issue the Opinion.

                                      Nationwide Tax-Free Income Fund, a series fund of Nationwide Investing Foundation II



                                      By:
                                         ---------------------------------------

                                    Exhibit B

                                   May 9, 1998

Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                  Nationwide Investing Foundation II, on behalf of Nationwide Tax-Free Income Fund ("Target"), a series of Nationwide Investing Foundation II, and Nationwide Investing Foundation III, on behalf of Nationwide Tax-Free Income Fund ("Acquiring"), a series of Nationwide Investing Foundation III, have entered into an Agreement and Plan of Reorganization dated as of November 24, 1997 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to Acquiring and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 9(e) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").

                  In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the Transaction.

         (2) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (3) Acquiring has no plan or intention to reacquire any of the shares of Acquiring issued in the Transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (4) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the Transaction, except for dispositions made in the ordinary course of business.

         (5) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(h) and 304(c) of the Code. For the purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (6) Following the Transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (7) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the Transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the Transaction, other than the organizational costs of Acquiring.

         (8) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (9) Acquiring will meet the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (12) After the Transaction, Acquiring will meet the requirements of, and elect to be taxed as a regulated investment company as defined in
         Section 851 of the Code and will continue to be taxed as a regulated investment company.

         (13) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (14) Acquiring is a series of a business trust and will be taxable as a corporation.

         (15) The facts set forth in the Opinion are correct and true.

                  The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler LLP to form and issue the Opinion.

                                    Nationwide Tax-Free Income Fund, a series fund of Nationwide Investing Foundation III


                                    By:
                                       ----------------------------------------

                              BAKER & HOSTETLER LLP
                        65 East State Street, Suite 2100
                            Columbus, Ohio 43215-4260
                                 (614) 228-1541

                                  May 9, 1998




Board of Trustees
Nationwide Investing Foundation III
Three Nationwide Plaza
Columbus, OH 43215

Board of Trustees
Financial Horizons Investment Trust
Three Nationwide Plaza
Columbus, OH 43215

                  RE: Financial Horizon Investment Trust--Cash Reserve
                      Fund/Nationwide Investing Foundation III--Nationwide Money Market Fund

Members of the Boards:

                  This is in response to your request for our tax opinion in connection with the Agreement and Plan of Reorganization dated as of November 24, 1997, as amended as of December 30, 1997 (the "Agreement"), by and between Financial Horizons Investment Trust ("FHIT") a Massachusetts business trust, on behalf of Cash Reserve Fund ("Target"), a series of FHIT and Nationwide Investing Foundation III ("NIF III"), an Ohio business trust, on behalf of Nationwide Money Market Fund ("Acquiring"), a series of NIF III. Each of Target and Acquiring is a "series" of a "series company" as described in Rule 18f-2 of the Investment Company Act of 1940, as amended (the "1940 Act"). The conclusions presented herein are based on the facts and representations in the Agreement and the Combined Prospectus/Proxy Statement contained in the Registration Statement No. 333-41175 on Form N-14 (the "Registration Statement") as filed with the Securities and Exchange Commission ("SEC") (collectively, the "Documents") and the representations set forth in letters dated May 9, 1998, from Target and Acquiring (the "Representation Letters") and the applicable tax law as it exists today. We have assumed with your consent that the facts and representations set forth in the Documents and the Representations Letters are true and correct.

FACTS
-----

                  NIF III is an Ohio business trust registered under the 1940 Act as an open-end investment company of the management type and has authorized and proposes to issue one or more classes of voting shares of beneficial interest, without par value, of nine (9) "series", one of which is Acquiring. Acquiring will elect to qualify as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to be treated as a separate corporation under Section 851(h) of the Code.

                  FHIT is a Massachusetts business trust registered under the 1940 Act as an open-end investment company of the management type and currently has issued and outstanding shares of beneficial interest, par value $1.00 per share, of four "series," one of which is Target. The shares of

Target are redeemable at net asset value at the option of shareholders of Target. Target has elected to qualify as a regulated investment company under
Part I of Subchapter M of the Code and is treated as a separate corporation under Section 851(h) of the Code.

                  Target seeks to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity through investment in a diversified portfolio of high quality money market instruments maturing in 397 days or less. Acquiring seeks to achieve a high level of current income consistent with the preservation of capital. Acquiring and Target invest in a diversified portfolio of money market instruments with remaining maturities of 397 days or less and a dollar weighted average maturity of 90 days or less.

                  By effecting the transaction, Acquiring and Target seek to achieve a more efficient operation and reduction of certain expenses.


THE EXCHANGE
------------

                  Pursuant to the Agreement, Target will transfer all of its assets and assign all of its liabilities to Acquiring in exchange for voting shares of beneficial interest, without any class designation, of Acquiring (the "Acquiring Shares"). Target will immediately thereafter terminate its existence and distribute the Acquiring Shares to its shareholders in complete liquidation.

                  As of 9:00 a.m., Eastern Time, on May 9, 1998 ("Exchange Date"), the assets Target will transfer to Acquiring will consist of all of the property, including, without limitation, all investments, cash, and dividend or interest receivables owned by Target and any deferred or prepaid expenses shown as assets on its books as of 4:00 p.m., Eastern Time, on May 8, 1998 (the "Valuation Time"). The liabilities assumed will consist of all liabilities, expenses, costs, charges and reserves, contingent or otherwise, including liabilities reflected in the unaudited statement of assets and liabilities of Target as of the Valuation Time.

                  On the Exchange Date, Acquiring will deliver to Target a number of full and fractional Acquiring Shares having an aggregate net asset value equal to the value of all the assets transferred (less the assumed liabilities) of Target as of the Valuation Time. Target will then as part of the reorganization distribute the Acquiring Shares pro rata to its shareholders in complete liquidation. The shareholders of Target will receive only Acquiring Shares in exchange for their shares of Target.


REPRESENTATIONS
---------------

                  In order to determine the consequences of the transaction for federal income tax purposes, with your permission we have relied on the following assumptions and representations which we have received from Target and/or Acquiring:

         (1) The fair market value of the Acquiring Shares received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of Acquiring Shares received in the transaction that would reduce the ownership by the shareholders of Target of Acquiring Shares to a number of Acquiring Shares having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the 1940 Act pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Acquiring has no plan or intention to reacquire any of the Acquiring Shares issued in the transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (5) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the transaction, except for dispositions made in the ordinary course of business.

         (6) Pursuant to the transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the Acquiring Shares it receives in the transaction.

         (7) The liabilities of Target assumed by Acquiring and the liabilities, if any, to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business.

         (8) Following the transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (9) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the transaction other than the organizational costs of Acquiring.

         (10) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (11) Target meets and Acquiring will meet the requirements of a regulated investment company as defined in Section 851 of the Code.

         (12) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (13) The fair market value of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (14) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target.

         (15) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code, and, after the exchange, Acquiring will elect to be taxed as a regulated investment company.

         (16) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (17) Target is a series of a business trust and is taxable as a corporation. Acquiring is a series of a business trust and will be taxable as a corporation.

APPLICABLE LAW
--------------

                  Section 368(a)(1)(C) of the Code provides the acquisition by one corporation in exchange solely for all or part of its voting stock of substantially all of the properties of another corporation constitutes a "reorganization" and in determining whether the exchange is solely for stock, the assumption by the acquiring corporation of a liability of the other, or the fact that property acquired is subject to a liability, shall be disregarded.
Section 368(a)(2)(B) of the Code provides that if an acquisition of substantially all the assets would qualify under Section 368(a)(1)(C) of the Code but for the fact that the acquiring corporation exchanges money or other property in addition to voting stock and the acquiring corporation acquires, solely for voting stock, property having a fair market value which is at least 80% of the fair market value of all the property of the other corporation, then such acquisition shall be treated as qualifying as a "reorganization" under
Section 368(a)(1)(C) of the Code. For this purpose, liabilities assumed by the acquiring corporation or to which property acquired is subject are treated as money paid for the property.

                  Rev. Proc. 77-37, 1977-2 C.B. 568, provides that the "substantially all" requirement is satisfied if there is a transfer of assets representing at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by the corporation immediately prior to the transfer. All payments to dissenters and all redemptions and distributions (except for regular and normal distributions) made by the corporation immediately preceding the transfer and which are part of the plan of reorganization will be considered as assets held by the corporation immediately prior to the transfer.

                  It is represented that Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the exchange. Therefore, Acquiring will acquire substantially all the assets of Target within the meaning of Rev. Proc. 77-37 and Section 368(a)(1)(C) of the Code.

                  Pursuant to the exchange, solely shares of beneficial interest of Acquiring, which are shares entitled to vote, will be exchanged for the assets of Target. The shareholders of Target have no dissenters or appraisal rights.

                  Target will transfer substantially all its assets to Acquiring and will in complete liquidation transfer the Acquiring Shares to its shareholders; therefore, the Acquiring Shares will be distributed in a transaction which qualifies under Section 354. Therefore, the transaction will satisfy the definitional requirements of "C" reorganization.


                  In addition to the definitional requirements set forth in the statute, in order for an exchange to be a tax-free reorganization, certain requirements set forth under Section 1.368-1(b) of the Income Tax Regulations (the "Regulations") must be satisfied. The Regulations provide that the purpose of the reorganization provisions of the Code is to except from the general rule of taxability certain specifically described exchanges incident to such readjustments of corporate structures made in one of the particular ways specified in the Code, as are required by business exigencies and which effect only a readjustment of continuing interest in property under the modified corporate forms. Requisite to a reorganization under the Code are a continuity of the business enterprise under the modified corporate form and a continuity of interest therein on the part of those persons who, directly or indirectly, were the owners of the enterprise prior to the reorganization.

                  To be treated as a reorganization, the exchange must be planned and carried out for a genuine business purpose. Acquiring and Target each believes the transaction will permit a more efficient operation and a reduction of certain expenses. This should satisfy the genuine business purpose requirement for the exchange.

                  Section 1.368-1(d) of the Regulations provides that continuity of business enterprise requires that the acquiring corporation either (i) continue the acquired corporation's historic business or (ii) use a significant portion of the acquired corporation's historic business assets in a business. It is represented that after the transaction Acquiring will continue the historic business of Target or use a significant portion of such historic business assets in its business. Accordingly, the transaction should meet the continuity of business enterprise requirement.

                  Under Section 1.368-1(b) of the Regulations, the continuity of interest doctrine requires that in a reorganization there must be a continuing interest through stock ownership on the part of those persons who, directly or indirectly, were the owners of the stock of the acquired corporation prior to the reorganization. Rev. Proc. 77-37 provides that the continuity of interest requirement of Section 1.368-1(b) of the Regulations is satisfied if there is continuing interest through the stock ownership in the acquiring or transferee corporation on the part of the former shareholders of the acquired or transferor corporation which is equal in value, as of the effective date of the reorganization, to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation as of the same date.

                  It is not necessary that each shareholder of the acquired or transferor corporation receive in the exchange stock of the acquiring or transferee corporation, or a corporation in "control" thereof, which is equal in value to at least 50 percent of the value of his former stock interest in the acquired or transferor corporation, so long as one or more shareholders of the acquired or transferor corporation have a continuing interest through stock ownership in the acquiring or transferee corporation (or a corporation in "control" thereof) which is, in the aggregate, equal in value to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation. Sales, redemptions, and other dispositions of stock occurring prior or, if planned or intended by the shareholder at the time of the exchange, subsequent to the exchange which are part of the plan of reorganization will be considered in determining whether there is a 50 percent continuing interest through stock ownership as of the effective date of the reorganization.

                  It is represented that there is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target and, to the best of the knowledge of the management of Target, there is no plan or intention on the part of remaining shareholders of Target to sell, exchange, or otherwise dispose of a number of Acquiring Shares that will reduce Target shareholders' ownership of such stock to a number of shares having, as of the date of the exchange, a value of less than 50 percent of the total value of all the formerly outstanding shares of Target as of the same date. Accordingly, the exchange should meet the continuity of interest requirement.

                  The 50 percent continuity of interest standard set forth in Rev. Proc. 77-37 is a guideline utilized by the Internal Revenue Service in determining whether to issue an advance ruling and does not represent how much continuity of interest is needed in a reorganization as a matter of law. In fact, in NELSON V. HELVERING, 296 U.S. 374 (1936), the Supreme Court held that there was a valid reorganization when the continuity of interest was equal to 38 percent.

                  Based upon the analysis set forth above, the exchange should qualify as a reorganization as described under Section 368(a)(1)(C) of the Code.

                  Section 368(b)(2) of the Code provides that the term "a party to a reorganization" includes both corporations, in the case of a reorganization resulting from the acquisition by one corporation of stock or properties of another corporation. Accordingly, Acquiring and Target will each be "a party to a reorganization."

                  Section 361(a) of the Code provides that no gain or loss shall be recognized to a corporation if such corporation is "a party to a reorganization" and exchanges property, in pursuance of the plan of reorganization, solely for stock or securities in another corporation, which is "a party to the reorganization." Section 361(b) provides that if Section 361(a) would apply to an exchange but for the fact that the property received in the exchange consists not only of stock and securities but also other property or money, then if the corporation receiving such other property or money distributes it in pursuance of the plan of reorganization, no gain to the corporation will be recognized.

                  Section 357(a) of the Code provides that if the taxpayer receives property which would be permitted to be received under Section 361 without the recognition of gain if it were the sole consideration, and as a part of the consideration, another party to the exchange assumes a liability of the taxpayer, or acquires from the taxpayer property subject to a liability, then such assumption or acquisition shall not be treated as money or other property, and shall not prevent the exchange from being within the provisions of Section 361.

                  Since the exchange is a reorganization under Section 368(a) of the Code and Target is exchanging its property solely for shares of Acquiring and assumption by Acquiring of its liabilities, no gain or loss will be recognized by Target by reason of the exchange and Sections 361(a) and 357(a) of the Code.

                  Section 1032(a) of the Code provides that no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for stock of such corporation. Accordingly, no gain or loss should result to Acquiring as a result of the exchange.

                  Section 362(b) of the Code provides that if property was acquired by a corporation in connection with a reorganization, then the basis of such property shall be the same as it would be in the hands of the transferor, increased by the amount of gain recognized to the transferor on such transfer. Since Acquiring will receive property (i.e., the assets) from Target in connection with a reorganization within the meaning of Section 368(a) of the Code and no gain will be recognized by Target, the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer.

                  Section 1223(2) of the Code provides that, in determining the period for which the taxpayer has held property, however acquired, there shall be included the period for which such property was held by any other person, if such property has, for purposes of determining gain or loss from a sale or exchange, the same basis in whole or in part in his hands as it would have in the hands of such other person. Because the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer, the holding period for the assets of Target to be received by Acquiring will include the period during which such assets were held by Target.

                  Section 354(a) provides that no gain or loss will be recognized if stock in a corporation a party to a reorganization is, in pursuance of the plan of reorganization, exchanged solely for stock in another corporation a party to the reorganization. Therefore, since the shareholders of Target, a party to the reorganization, will receive solely shares of Acquiring, another party to the reorganization, no gain or loss will be recognized by the shareholders of Target.

                  Section 358(a)(1) of the Code provides that, in the case of an exchange to which Section 354 applies, the basis of the property permitted to be received under Section 354 without the recognition of gain or loss shall be the same as that of the property exchanged, decreased by (i) the fair market value of any other property (except money) received by the taxpayer, (ii) the amount of any money received by the taxpayer, and (iii) the amount of loss to the taxpayer which was recognized on such exchange, and increased by (i) the amount which was treated as a dividend, and (ii) the amount of gain to the taxpayer which was recognized on such exchange (not including any portion of such gain which was treated as a dividend).

                  Since the exchange constitutes an exchange to which Section 354 of the Code applies, the basis of the Acquiring Shares in the hands of the shareholders of Target will be the same as the basis of the shares of Target surrendered in the exchange.

                  Section 1223(1) of the Code provides that, in determining the period for which the taxpayer has held property received in an exchange, there shall be included the period for which the taxpayer held the property exchanged if the property has, for the purpose of determining gain or loss from a sale or exchange, the same basis in whole or in part in his hands as the property exchanged, provided the property exchanged at the time of such exchange is a capital asset as defined in Section 1221 or property described in Section 1231. Since the basis of the Acquiring Shares held by the shareholders of Target will have the same basis as the stock exchanged, the holding period of the Acquiring Shares will include the period for which the shares of Target were held, provided that such shares were held as a capital asset on the date of the exchange.


OPINION
-------

                  Based upon and subject to the foregoing, our opinion as to the federal income tax consequences of the exchange is as follows:

- The transfer of all of Target's assets in exchange for Acquiring Shares and Acquiring's assumption of all of Target's liabilities, followed by Target's distribution of the Acquiring Shares in complete liquidation to its shareholders will qualify as a reorganization under Section 368(a) of the Code. Acquiring and Target will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

- No gain or loss will be recognized to Target upon the transfer of its assets to Acquiring in exchange for the Acquiring Shares and the assumption by Acquiring of the liabilities of Target or on the distribution of the Acquiring Shares by Target to the shareholders of Target in complete liquidation. Sections 361 and 357 of the Code.

- No gain or loss will be recognized to Acquiring on the receipt of the assets of Target and the assumption by Acquiring of liabilities of Target in exchange for Acquiring Shares. Section 1032 of the Code.

- The basis of the assets of Target in the hands of Acquiring will be the same as the basis of such assets in the hands of Target immediately prior to the exchange. Section 362(b) of the Code.

- The holding period of the property acquired by Acquiring from Target will include the holding period of such property in the hands of Target immediately prior to the exchange. Section 1223(2) of the Code.

- No gain or loss will be recognized by a shareholder of Target on the receipt of Acquiring Shares solely in exchange for his shares of Target. Section 354 of the Code.

- The basis of Acquiring Shares received by a shareholder of Target who exchanges shares of Target for Acquiring Shares will be the same as the basis of the shares of Target surrendered in the exchange therefor.
         Section 358(a)(1) of the Code.

- The holding period of Acquiring Shares received by a shareholder of Target will include the holding period of the shares of Target surrendered in exchange therefor, provided that the shares of Target were capital assets at the date of the exchange. Section 1223(1) of the Code.

                  Our opinion is not the equivalent of a ruling from the Internal Revenue Service and may upon audit be challenged by the Internal Revenue Service. Our opinion is based on the understanding that the relevant facts are as set forth in this letter. It is also based on the Code, Regulations, case law and Internal Revenue Service rulings as they now exist. These authorities are all subject to change and such change may be made with retroactive effect. Were there to be such changes after the Exchange Date, or should the relevant facts prove to be other than as we have reviewed, our opinion could be affected.

                  We hereby consent to the reference to us under the heading "Federal Income Tax Considerations" in the Registration Statement and to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not hereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC promulgated thereunder.

                                             Very truly yours,



                                             Baker & Hostetler LLP

                                    Exhibit A



                                   May 9, 1998



Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                  Financial Horizons Investment Trust, on behalf of Cash Reserve Fund ("Target"), a series of Financial Horizons Investment Trust, and Nationwide Investing Foundation III, on behalf of Nationwide Money Market Fund ("Acquiring"), a series of Nationwide Investing Foundation III, have entered into an Agreement and Plan of Reorganization dated as of November 24, 1997, as amended as of December 30, 1998 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to Acquiring and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 8(f) of the Agreement with respect to the overall transaction contemplated by such Agreement (the "Transaction").

                  In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the Transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of shares of Acquiring received in the Transaction that would reduce the ownership by the shareholders of Target of shares of Acquiring to a number of shares of Acquiring having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and otherwise sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction.

         (5) The liabilities of Target assumed by Acquiring and the liabilities, if any, to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business.

         (6) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the Transaction except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the Transaction, other than the organizational costs of Acquiring.

         (7) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (8) Target meets the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (9) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (10) The fair market value of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring, (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code.

         (12) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (13) Target is a series of a business trust and is taxable as a corporation.

         (14) The facts set forth in the Opinion are correct and true.

                  The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler LLP to form and issue the Opinion.

                                       Cash Reserve Fund, a series of Financial
                                       Horizons Investment Trust


                                       By:
                                          -------------------------------------

                                    Exhibit B



                                   May 9, 1998



Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                  Financial Horizons Investment Trust, on behalf of Cash Reserve Fund ("Target"), a series of Financial Horizons Investment Trust, and Nationwide Investing Foundation III, on behalf of Nationwide Money Market Fund ("Acquiring"), a series of Nationwide Investing Foundation III, have entered into an Agreement and Plan of Reorganization dated as of November 24, 1997, as amended as of December 30, 1997 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to Acquiring and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 9(e) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").

                  In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the Transaction.

         (2) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (3) Acquiring has no plan or intention to reacquire any of the shares of Acquiring issued in the Transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (4) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the Transaction, except for dispositions made in the ordinary course of business.

         (5) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction.

         (6) Following the Transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (7) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the Transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the Transaction, other than the organizational costs of Acquiring.

         (8) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (9) Acquiring will meet the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target.

         (12) Acquiring will elect to be taxed as a regulated investment company as defined in Section 851 of the Code.

         (13) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (14) Acquiring is a series of a business trust and will be taxable as a corporation.

         (15) The facts set forth in the Opinion are correct and true.

                  The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler LLP to form and issue the Opinion.

                                    Nationwide Money Market Fund, a series of
                                    Nationwide Investing Foundation III


                                    By:
                                       ----------------------------------------

                              BAKER & HOSTETLER LLP
                        65 East State Street, Suite 2100
                            Columbus, Ohio 43215-4260
                                 (614) 228-1541


                                   May 9, 1998




Board of Trustees
Nationwide Investing Foundation III
One Nationwide Plaza
Columbus, OH 43215

Board of Trustees
Financial Horizons Investment Trust
One Nationwide Plaza
Columbus, OH 43215

                  RE: Financial Horizons Investment Trust--Growth
                      Fund/Nationwide Investing Foundation III--Nationwide Mid Cap Growth Fund

Members of the Boards:

                  This is in response to your request for our tax opinion in connection with the Agreement and Plan of Reorganization, dated as of November 24, 1997, as amended as of December 30, 1997 (the "Agreement"), by and between Financial Horizons Investment Trust, a Massachusetts business trust ("FHIT"), on behalf of Growth Fund ("Target"), a series of FHIT, and Nationwide Investing Foundation III, an Ohio business trust ("NIF III"), on behalf of the Nationwide Mid Cap Growth Fund ("Acquiring"), a series of NIF III. Each of Target and Acquiring is a "series" of a "series company" as described in Rule 18f-2 of the Investment Company Act of 1940, as amended (the "1940 Act"). The conclusions presented herein are based on the facts and representations in the Agreement and the Combined Prospectus/Proxy Statement contained in the Registration Statement No. 333-41175 on Form N-14 (the "Registration Statement") as filed with the Securities and Exchange Commission ("SEC") (collectively, the "Documents") and the representations set forth in letters dated May 9, 1998, from Target and Acquiring (the "Representation Letters") and the applicable tax law as it exists today. We have assumed with your consent that the facts and representations set forth in the Documents and the Representation Letters are true and correct.

FACTS
-----

                  NIF III is a an Ohio business trust registered under the 1940 Act as an open-end investment company of the management type and has authorized and proposes to issue one or more classes of voting shares of beneficial interest, without par value, of nine (9) "series", one of which is Acquiring. Acquiring will elect to qualify as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to be treated as a separate corporation under Section 851(h) of the Code.

                  FHIT is a Massachusetts business trust registered under the 1940 Act as an open-end investment company of the management type and currently has issued and outstanding shares of beneficial interest, par value $1.00 per share, of four (4) series, one of which is Target. The shares of Target are redeemable at net asset value at the option of the shareholders of Target. Target has elected to qualify as a regulated investment company under Part I of Subchapter M of the Code and is treated as a separate corporation under Section 851(h) of the Code.

                  Acquiring seeks to achieve long-term capital appreciation. Target seeks to achieve long-term capital appreciation through investing in equity securities with above average, long-term growth potential. Each of Acquiring and Target seeks to achieve its objective through investment in common stocks and issues convertible into common stocks. Acquiring will concentrate its investments in mid-cap companies with market capitalization or sales between $300 million and $5 billion.

                  By effecting the transaction, Acquiring and Target seek to achieve a more efficient operation and reduction of certain expenses.

THE EXCHANGE
------------

                  Pursuant to the Agreement, Target will transfer all of its assets and assign all of its liabilities to Acquiring in exchange for Class D voting shares of beneficial interest of Acquiring (the "Acquiring Shares"). Target will immediately thereafter terminate its existence and distribute the Acquiring Shares to its shareholders in complete liquidation.

                  As of 9:00 a.m., Eastern Time, on May 9, 1998 ("Exchange Date"), the assets Target will transfer to Acquiring will consist of all of the property, including, without limitation, all investments, cash, and dividend or interest receivables owned by Target and any deferred or prepaid expenses shown as assets on its books as of 4:00 p.m. Eastern Time, on May 8, 1998 (the "Valuation Time"). The liabilities assumed will consist of all liabilities, expenses, costs, charges and reserves, contingent or otherwise, including liabilities reflected in the unaudited statement of assets and liabilities of Target as of the Valuation Time.

                  On the Exchange Date, Acquiring will deliver to Target a number of full and fractional Acquiring Shares having an aggregate net asset value equal to the value of all the assets transferred (less the assumed liabilities) of Target as of the Valuation Time. Target will then as part of the reorganization distribute the Acquiring Shares pro rata to its shareholders in complete liquidation. The shareholders of Target will receive only Acquiring Shares in exchange for their shares of Target. There are no dissenters or appraisal rights.

REPRESENTATIONS
---------------

                  In order to determine the consequences of the transaction for federal income tax purposes, with your permission we have relied on the following assumptions and representations which we have received from Target and/or Acquiring:

         (1) The fair market value of the Acquiring Shares received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of Acquiring Shares received in the transaction that would reduce the ownership by the shareholders of Target of Acquiring Shares to a number of Acquiring Shares having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the 1940 Act pursuant to a demand of a shareholder and regular, normal dividends, including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Acquiring has no plan or intention to reacquire any of the Acquiring Shares issued in the transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (5) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the transaction, except for dispositions made in the ordinary course of business.

         (6) Pursuant to the transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the Acquiring Shares it receives in the transaction and after the transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (7) The liabilities of Target assumed by Acquiring and the liabilities, if any, to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business.

         (8) Following the transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (9) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the transaction, other than the organizational costs of Acquiring.

         (10) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (11) Acquiring will meet, and Target meets, the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (12) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (13) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (14) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (15) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code, and after the exchange, Acquiring will elect to be taxed as a regulated investment company.

         (16) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (17) Target is a series of a business trust and is taxable as a corporation. Acquiring is a series of a business trust and will be taxable as a corporation.

APPLICABLE LAW
--------------

                  Section 368(a)(1)(C) of the Code provides that the acquisition by one corporation, in exchange solely for all or part of its voting stock, of substantially all of the properties of another corporation constitutes a "reorganization" and in determining whether the exchange is solely for stock, the assumption by the acquiring corporation of a liability of the other, or the fact that property acquired is subject to a liability, shall be disregarded.
Section 368(a)(2)(B) of the Code provides that if an acquisition of substantially all the assets would qualify under Section 368(a)(1)(C) of the Code but for the fact that the acquiring corporation exchanges money or other property in addition to voting stock and the acquiring corporation acquires, solely for voting stock, property having a fair market value which is at least 80% of the fair market value of all the property of the other corporation, then such acquisition shall be treated as qualifying as a "reorganization" under
Section 368(a)(1)(C) of the Code. For this purpose, liabilities assumed by the acquiring corporation or to which property acquired is subject are treated as money paid for the property.

                  Rev. Proc. 77-37, 1977-2 C.B. 568, provides that the "substantially all" requirement is satisfied if there is a transfer of assets representing at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by the corporation immediately prior to the transfer. All payments to dissenters and all redemptions and distributions (except for regular and normal distributions) made by the corporation immediately preceding the transfer and which are part of the plan of reorganization will be considered as assets held by the corporation immediately prior to the transfer.

                  It is represented that Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the exchange. Therefore, Acquiring will acquire substantially all the assets of Target within the meaning of Rev. Proc. 77-37 and Section 368(a)(1)(C) of the Code.
                  Pursuant to the exchange, solely shares of beneficial interest of Acquiring, which are shares entitled to vote, will be exchanged for the assets of Target. The shareholders of Target have no dissenters or appraisal rights.

                  Section 368(a)(1)(D) provides that a transfer by a corporation of all or a part of its assets to another corporation constitutes a "reorganization" if immediately after the transfer the transferor or one or more of its shareholders (including persons who were shareholders immediately before the transfer), or any combination thereof, is in control of the corporation to which the assets are transferred, but only if, in pursuance of the plan, stock or securities of the corporation to which the assets are transferred are distributed in a transaction which qualifies under Sections 354, 355 or 356. For this purpose, "control" is defined in Sections 368(a)(2)(H) and 304(c). It is represented that Target will immediately after the Exchange Date terminate its existence and will distribute in complete liquidation the Acquiring Shares it receives in the exchange to the shareholders of Target and shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) immediately after the transaction. Target will transfer substantially all its assets to Acquiring and will in complete liquidation transfer the Acquiring Shares to its shareholders; therefore, the Acquiring Shares will be distributed in a transaction which qualifies under Section 354. Therefore, the transaction will satisfy the definitional requirements of a "D" reorganization as well as a "C" reorganization.

                  Section 368(a)(2)(A) provides that if a transaction is described in both Sections 368(a)(1)(C) and 368(a)(1)(D), such transaction shall be treated as described only in Section 368(a)(1)(D).

                  In addition to the definitional requirements set forth in the statute, in order for an exchange to be a tax-free reorganization, certain requirements set forth under Section 1.368-1(b) of the Income Tax Regulations (the "Regulations") must be satisfied. The Regulations provide that the purpose of the reorganization provisions of the Code is to except from the general rule of taxability certain specifically described exchanges incident to such readjustments of corporate structures made in one of the particular ways specified in the Code, as are required by business exigencies and which effect only a readjustment of continuing interest in property under the modified corporate forms. Requisite to a reorganization under the Code are a continuity of the business enterprise under the modified corporate form and a continuity of interest therein on the part of those persons who, directly or indirectly, were the owners of the enterprise prior to the reorganization.

                  To be treated as a reorganization, the exchange must be planned and carried out for a genuine business purpose. Acquiring and Target each believes the transaction will permit a more efficient operation and a reduction in certain expenses. This should satisfy the genuine business purpose requirement for the exchange.

                  Section 1.368-1(d) of the Regulations provides that continuity of business enterprise requires that the acquiring corporation either (i) continue the acquired corporation's historic business or (ii) use a significant portion of the acquired corporation's historic business assets in a business. It is represented that after the transaction Acquiring will continue the historic business of Target or use a significant portion of such historic business assets in its business. Accordingly, the transaction should meet the continuity of business enterprise requirement.

                  Under Section 1.368-1(b) of the Regulations, the continuity of interest doctrine requires that in a reorganization there must be a continuing interest through stock ownership on the part of those persons who, directly or indirectly, were the owners of the stock of the acquired corporation prior to the reorganization. Rev. Proc. 77-37 provides that the continuity of interest requirement of Section 1.368-1(b) of the Regulations is satisfied if there is continuing interest through the stock ownership in the acquiring or transferee corporation on the part of the former shareholders of the acquired or transferor corporation which is equal in value, as of the effective date of the reorganization, to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation as of the same date.

                  It is not necessary that each shareholder of the acquired or transferor corporation receive in the exchange stock of the acquiring or transferee corporation, or a corporation in "control" thereof, which is equal in value to at least 50 percent of the value of his former stock interest in the acquired or transferor corporation, so long as one or more shareholders of the acquired or transferor corporation have a continuing interest through stock ownership in the acquiring or transferee corporation (or a corporation in "control" thereof) which is, in the aggregate, equal in value to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation. Sales, redemptions, and other dispositions of stock occurring prior or, if planned or intended by the shareholder at the time of the exchange, subsequent to the exchange which are part of the plan of reorganization will be considered in determining whether there is a 50 percent continuing interest through stock ownership as of the effective date of the reorganization.

                  It is represented that there is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target and, to the best of the knowledge of the management of Target, there is no plan or intention on the part of remaining shareholders of Target to sell, exchange, or otherwise dispose of a number of Acquiring Shares that will reduce Target shareholders' ownership of such stock to a number of shares having, as of the date of the exchange, a value of less than 50 percent of the total value of all the formerly outstanding shares of Target as of the same date. Accordingly, the exchange should meet the continuity of interest requirement.

                  The 50 percent continuity of interest standard set forth in Rev. Proc. 77-37 is a guideline utilized by the Internal Revenue Service in determining whether to issue an advance ruling and does not represent how much continuity of interest is needed in a reorganization as a matter of law. In fact, in NELSON V. HELVERING, 296 U.S. 374 (1936), the Supreme Court held that there was a valid reorganization when the continuity of interest was equal to 38 percent.

                  Based upon the analysis set forth above, the exchange should qualify as a reorganization as described under Section 368(a)(1)(D) of the Code.

                  Section 368(b)(2) of the Code provides that the term "a party to a reorganization" includes both corporations, in the case of a reorganization resulting from the acquisition by one corporation of stock or properties of another corporation. Accordingly, Acquiring and Target will each be "a party to a reorganization."

                  Section 361(a) of the Code provides that no gain or loss shall be recognized to a corporation if such corporation is "a party to a reorganization" and exchanges property, in pursuance of the plan of reorganization, solely for stock or securities in another corporation, which is "a party to the reorganization." Section 361(b) provides that if Section 361(a) would apply to an exchange but for the fact that the property received in the exchange consists not only of stock and securities but also other property or money, then if the corporation receiving such other property or money distributes it in pursuance of the plan of reorganization, no gain to the corporation will be recognized.

                  Section 357(a) of the Code provides that if the taxpayer receives property which would be permitted to be received under Section 361 without the recognition of gain if it were the sole consideration, and as a part of the consideration, another party to the exchange assumes a liability of the taxpayer, or acquires from the taxpayer property subject to a liability, then such assumption or acquisition shall not be treated as money or other property, and shall not prevent the exchange from being within the provisions of Section 361.

                  Since the exchange is a reorganization under Section 368(a) of the Code and Target is exchanging its property solely for shares of Acquiring and assumption by Acquiring of its liabilities, no gain or loss will be recognized by Target by reason of the exchange and Sections 361(a) and 357(a) of the Code. Further, since it is represented that the amount of the liabilities assumed by Acquiring, plus the amount of the liabilities to which the property of Target is subject, does not exceed the total of the adjusted basis of Target in the property transferred to Acquiring, there is no excess which would be considered as gain under Section 357(c) of the Code.

                  Section 1032(a) of the Code provides that no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for stock of such corporation. Accordingly, no gain or loss should result to Acquiring as a result of the exchange.

                  Section 362(b) of the Code provides that if property was acquired by a corporation in connection with a reorganization, then the basis of such property shall be the same as it would be in the hands of the transferor, increased by the amount of gain recognized to the transferor on such transfer. Since Acquiring will receive property (i.e., the assets) from Target in connection with a reorganization within the meaning of Section 368(a) of the Code and no gain will be recognized by Target, the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer.

                  Section 1223(2) of the Code provides that, in determining the period for which the taxpayer has held property, however acquired, there shall be included the period for which such property was held by any other person, if such property has, for purposes of determining gain or loss from a sale or exchange, the same basis in whole or in part in its hands as it would have in the hands of such other person. Because the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer, the holding period for the assets of Target to be received by Acquiring will include the period during which such assets were held by Target.

                  Section 354(a) provides that no gain or loss will be recognized if stock in a corporation a party to a reorganization is, in pursuance of the plan of reorganization, exchanged solely for stock in another corporation a party to the reorganization. Therefore, since the shareholders of Target, a party to the reorganization, will receive solely shares of Acquiring, another party to the reorganization, no gain or loss will be recognized by the shareholders of Target.

                  Section 358(a)(1) of the Code provides that, in the case of an exchange to which Section 354 applies, the basis of the property permitted to be received under Section 354 without the recognition of gain or loss shall be the same as that of the property exchanged, decreased by (i) the fair market value of any other property (except money) received by the taxpayer, (ii) the amount of any money received by the taxpayer, and (iii) the amount of loss to the taxpayer which was recognized on such exchange, and increased by (i) the amount which was treated as a dividend, and (ii) the amount of gain to the taxpayer which was recognized on such exchange (not including any portion of such gain which was treated as a dividend).

                  Since the exchange constitutes an exchange to which Section 354 of the Code applies, the basis of the Acquiring Shares in the hands of the shareholders of Target will be the same as the basis of the shares of Target surrendered in the exchange.

                  Section 1223(1) of the Code provides that, in determining the period for which the taxpayer has held property received in an exchange, there shall be included the period for which the taxpayer held the property exchanged if the property has, for the purpose of determining gain or loss from a sale or exchange, the same basis in whole or in part in his hands as the property exchanged, provided the property exchanged at the time of such exchange is a capital asset as defined in Section 1221 or property described in Section 1231. Since the basis of Acquiring Shares held by the shareholders of Target will have the same basis as the stock exchanged, the holding period of the Acquiring Shares will include the period for which the shares of Target were held, provided that such shares were held as a capital asset on the date of the exchange.

OPINION
-------

                  Based upon and subject to the foregoing, our opinion as to the federal income tax consequences of the exchange is as follows:

- The transfer of all of Target's assets in exchange for Acquiring Shares and Acquiring's assumption of all of Target's liabilities, followed by Target's distribution of the Acquiring Shares in complete liquidation to its shareholders will qualify as a reorganization under Section 368(a) of the Code. Acquiring and Target will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

- No gain or loss will be recognized to Target upon the transfer of its assets to Acquiring in exchange for the Acquiring Shares and the assumption by Acquiring of the liabilities of Target or on the distribution of the Acquiring Shares by Target to the shareholders of Target in complete liquidation.
         Sections 361 and 357 of the Code.

- No gain or loss will be recognized to Acquiring on the receipt of the assets of Target and the assumption by Acquiring of liabilities of Target in exchange for Acquiring Shares. Section 1032 of the Code.

- The basis of the assets of Target in the hands of Acquiring will be the same as the basis of such assets in the hands of Target immediately prior to the exchange. Section 362(b) of the Code.

- The holding period of the property acquired by Acquiring from Target will include the holding period of such property in the hands of Target immediately prior to the exchange. Section 1223(2) of the Code.

- No gain or loss will be recognized by a shareholder of Target on the receipt of Acquiring Shares solely in exchange for his shares of Target. Section 354 of the Code.

- The basis of Acquiring Shares received by a shareholder of Target who exchanges shares of Target for Acquiring Shares will be the same as the basis of the shares of Target surrendered in the exchange therefor.
         Section 358(a)(1) of the Code.

- The holding period of Acquiring Shares received by a shareholder of Target will include the holding period of the shares of Target surrendered in exchange therefor, provided that the shares of Target were capital assets at the date of the exchange. Section 1223(1) of the Code.

                  Our opinion is not the equivalent of a ruling from the Internal Revenue Service and may upon audit be challenged by the Internal Revenue Service. Our opinion is based on the understanding that the relevant facts are as set forth in this letter. It is also based on the Code, Regulations, case law and Internal Revenue Service rulings as they now exist. These authorities are all subject to change and such change may be made with retroactive effect. Were there to be such changes after the Exchange Date, or should the relevant facts prove to be other than as we have reviewed, our opinion could be affected.

                  We hereby consent to the reference to us under the heading "Federal Income Tax Consequences" in the Registration Statement and to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not hereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC promulgated thereunder.

                                            Very truly yours,



                                            Baker & Hostetler LLP

                                    Exhibit A



                                   May 9, 1998





Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                  Financial Horizons Investment Trust on behalf of Growth Fund ("Target"), a series of Financial Horizons Investment Trust and Nationwide Investing Foundation III, on behalf of Nationwide Mid Cap Growth Fund ("Acquiring"), a series of Nationwide Investing Foundation III, have entered into an Agreement and Plan of Reorganization dated as of November 24, 1997, as amended as of December 30, 1997 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to Acquiring and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 8(f) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").

                  In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the Transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of shares of Acquiring received in the Transaction that would reduce the ownership by the shareholders of Target of shares of Acquiring to a number of shares of Acquiring having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and otherwise sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (5) The liabilities of Target assumed by Acquiring and the liabilities, if any, to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business and are associated with the assets transferred.

         (6) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the Transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the Transaction, other than the organizational costs of Acquiring.

         (7) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (8) Target meets the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (9) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring, and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code.

         (12) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (13) Target is a series of a business trust and is taxable as a corporation.

         (14) The facts set forth in the Opinion are correct and true.

                  The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler LLP to form and issue the Opinion.

                                             Growth Fund, a series fund of
                                             Financial Horizons Investment Trust


                                             By:
                                                 -------------------------------

                                    Exhibit B

                                   May 9, 1998



Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                  Financial Horizons Investment Trust, on behalf of Growth Fund ("Target"), a series of Financial Horizons Investment Trust, and Nationwide Investing Foundation III, on behalf of Nationwide Mid Cap Growth Fund ("Acquiring"), a series of Nationwide Investing Foundation III, have entered into an Agreement and Plan of Reorganization dated as of November 24, 1997, as amended as of December 30, 1997 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to Acquiring and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 9(e) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").

                  In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the Transaction.

         (2) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (3) Acquiring has no plan or intention to reacquire any of the shares of Acquiring issued in the Transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (4) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the Transaction, except for dispositions made in the ordinary course of business.

         (5) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(h) and 304(c) of the Code. For the purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (6) Following the Transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (7) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the Transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the Transaction, other than the organizational costs of Acquiring.

         (8) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (9) Acquiring will meet the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (12) After the Transaction, Acquiring will meet the requirements of, and elect to be taxed as a regulated investment company as defined in
         Section 851 of the Code and will continue to be taxed as a regulated investment company.

         (13) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (14) Acquiring is a series of a business trust and will be taxable as a corporation.

         (15) The facts set forth in the Opinion are correct and true.

                  The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler LLP to form and issue the Opinion.

                                   Nationwide Mid Cap Growth Fund, a series fund of Nationwide Investing Foundation III


                                   By:
                                      -----------------------------------------

                              BAKER & HOSTETLER LLP
                        65 East State Street, Suite 2100
                            Columbus, Ohio 43215-4260
                                 (614) 228-1541

                                  May 9, 1998





Board of Trustees
Nationwide Investing Foundation III
One Nationwide Plaza
Columbus, OH 43215

Board of Trustees
Financial Horizons Investment Trust
One Nationwide Plaza
Columbus, OH 43215

                  RE: Financial Horizons Investment Trust -- Government Bond
                      Fund/Nationwide Investing Foundation III--Nationwide Long-Term U.S. Government Bond Fund

Members of the Boards:

                  This is in response to your request for our tax opinion in connection with the Agreement and Plan of Reorganization, dated as of November 24, 1997, as amended as of December 30, 1997 (the "Agreement"), by and between Financial Horizons Investment Trust, a Massachusetts business trust ("FHIT"), on behalf of Government Bond Fund ("Target"), a series of FHIT, and Nationwide Investing Foundation III, an Ohio business trust ("NIF III"), on behalf of the Nationwide Long-Term U.S. Government Bond Fund ("Acquiring"), a series of NIF
III. Each of Target and Acquiring is a "series" of a "series company" as described in Rule 18f-2 of the Investment Company Act of 1940, as amended (the "1940 Act"). The conclusions presented herein are based on the facts and representations in the Agreement and the Combined Prospectus/Proxy Statement contained in the Registration Statement No. 333-41175 on Form N-14 (the "Registration Statement") as filed with the Securities and Exchange Commission ("SEC") (collectively, the "Documents") and the representations set forth in letters dated May 9, 1998, from Target and Acquiring (the "Representation Letters") and the applicable tax law as it exists today. We have assumed with your consent that the facts and representations set forth in the Documents and the Representation Letters are true and correct.

FACTS
-----

                  NIF III is a an Ohio business trust registered under the 1940 Act as an open-end investment company of the management type and has authorized and proposes to issue one or more classes of voting shares of beneficial interest, without par value, of nine (9) "series", one of which is Acquiring. Acquiring will elect to qualify as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to be treated as a separate corporation under Section 851(h) of the Code.

                  FHIT is a Massachusetts business trust registered under the 1940 Act as an open-end investment company of the management type and currently has issued and outstanding shares of beneficial interest, par value $1.00 per share, of four (4) series, one of which is Target. The shares of Target are redeemable at net asset value at the option of the shareholders of Target. Target has elected to qualify as a regulated investment company under Part I of Subchapter M of the Code and is treated as a separate corporation under Section 851(h) of the Code.

                  Acquiring seeks a high level of current income consistent with a preservation of capital. Target seeks a high level of current income consistent with a preservation of capital. Each of Acquiring and Target seeks to achieve its objective through investment in securities issued or guaranteed by the U.S. Government.

                  By effecting the transaction, Acquiring and Target seek to achieve a more efficient operation and reduction of certain expenses.

THE EXCHANGE
------------

                  Pursuant to the Agreement, Target will transfer all of its assets and assign all of its liabilities to Acquiring in exchange for Class D voting shares of beneficial interest of Acquiring (the "Acquiring Shares"). Target will immediately thereafter terminate its existence and distribute the Acquiring Shares to its shareholders in complete liquidation.

                  As of 9:00 a.m., Eastern Time, on May 9, 1998 ("Exchange Date"), the assets Target will transfer to Acquiring will consist of all of the property, including, without limitation, all investments, cash, and dividend or interest receivables owned by Target and any deferred or prepaid expenses shown as assets on its books as of 4:00 p.m. Eastern Time, on May 8, 1998 (the "Valuation Time"). The liabilities assumed will consist of all liabilities, expenses, costs, charges and reserves, contingent or otherwise, including liabilities reflected in the unaudited statement of assets and liabilities of Target as of the Valuation Time.

                  On the Exchange Date, Acquiring will deliver to Target a number of full and fractional Acquiring Shares having an aggregate net asset value equal to the value of all the assets transferred (less the assumed liabilities) of Target as of the Valuation Time. Target will then as part of the reorganization distribute the Acquiring Shares pro rata to its shareholders in complete liquidation. The shareholders of Target will receive only Acquiring Shares in exchange for their shares of Target. There are no dissenters or appraisal rights.

REPRESENTATIONS
---------------

                  In order to determine the consequences of the transaction for federal income tax purposes, with your permission we have relied on the following assumptions and representations which we have received from Target and/or Acquiring:

         (1) The fair market value of the Acquiring Shares received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of Acquiring Shares received in the transaction that would reduce the ownership by the shareholders of Target of Acquiring Shares to a number of Acquiring Shares having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the 1940 Act pursuant to a demand of a shareholder and regular, normal dividends, including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Acquiring has no plan or intention to reacquire any of the Acquiring Shares issued in the transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (5) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the transaction, except for dispositions made in the ordinary course of business.

         (6) Pursuant to the transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the Acquiring Shares it receives in the transaction and after the transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (7) The liabilities of Target assumed by Acquiring and the liabilities, if any, to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business.

         (8) Following the transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (9) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the transaction, other than the organizational costs of Acquiring.

         (10) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (11) Acquiring will meet, and Target meets, the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (12) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (13) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (14) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (15) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code, and after the exchange, Acquiring will elect to be taxed as a regulated investment company.

         (16) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (17) Target is a series of a business trust and is taxable as a corporation. Acquiring is a series of a business trust and will be taxable as a corporation.

APPLICABLE LAW
--------------

                  Section 368(a)(1)(C) of the Code provides that the acquisition by one corporation, in exchange solely for all or part of its voting stock, of substantially all of the properties of another corporation constitutes a "reorganization" and in determining whether the exchange is solely for stock, the assumption by the acquiring corporation of a liability of the other, or the fact that property acquired is subject to a liability, shall be disregarded.
Section 368(a)(2)(B) of the Code provides that if an acquisition of substantially all the assets would qualify under Section 368(a)(1)(C) of the Code but for the fact that the acquiring corporation exchanges money or other property in addition to voting stock and the acquiring corporation acquires, solely for voting stock, property having a fair market value which is at least 80% of the fair market value of all the property of the other corporation, then such acquisition shall be treated as qualifying as a "reorganization" under
Section 368(a)(1)(C) of the Code. For this purpose, liabilities assumed by the acquiring corporation or to which property acquired is subject are treated as money paid for the property.

                  Rev. Proc. 77-37, 1977-2 C.B. 568, provides that the "substantially all" requirement is satisfied if there is a transfer of assets representing at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by the corporation immediately prior to the transfer. All payments to dissenters and all redemptions and distributions (except for regular and normal distributions) made by the corporation immediately preceding the transfer and which are part of the plan of reorganization will be considered as assets held by the corporation immediately prior to the transfer.

                  It is represented that Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the exchange. Therefore, Acquiring will acquire substantially all the assets of Target within the meaning of Rev. Proc. 77-37 and Section 368(a)(1)(C) of the Code.

                  Pursuant to the exchange, solely shares of beneficial interest of Acquiring, which are shares entitled to vote, will be exchanged for the assets of Target. The shareholders of Target have no dissenters or appraisal rights.

                  Section 368(a)(1)(D) provides that a transfer by a corporation of all or a part of its assets to another corporation constitutes a "reorganization" if immediately after the transfer the transferor or one or more of its shareholders (including persons who were shareholders immediately before the transfer), or any combination thereof, is in control of the corporation to which the assets are transferred, but only if, in pursuance of the plan, stock or securities of the corporation to which the assets are transferred are distributed in a transaction which qualifies under Sections 354, 355 or 356. For this purpose, "control" is defined in Sections 368(a)(2)(H) and 304(c). It is represented that Target will immediately after the Exchange Date terminate its existence and will distribute in complete liquidation the Acquiring Shares it receives in the exchange to the shareholders of Target and shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) immediately after the transaction. Target will transfer substantially all its assets to Acquiring and will in complete liquidation transfer the Acquiring Shares to its shareholders; therefore, the Acquiring Shares will be distributed in a transaction which qualifies under Section 354. Therefore, the transaction will satisfy the definitional requirements of a "D" reorganization as well as a "C" reorganization.

                  Section 368(a)(2)(A) provides that if a transaction is described in both Sections 368(a)(1)(C) and 368(a)(1)(D), such transaction shall be treated as described only in Section 368(a)(1)(D).

                  In addition to the definitional requirements set forth in the statute, in order for an exchange to be a tax-free reorganization, certain requirements set forth under Section 1.368-1(b) of the Income Tax Regulations (the "Regulations") must be satisfied. The Regulations provide that the purpose of the reorganization provisions of the Code is to except from the general rule of taxability certain specifically described exchanges incident to such readjustments of corporate structures made in one of the particular ways specified in the Code, as are required by business exigencies and which effect only a readjustment of continuing interest in property under the modified corporate forms. Requisite to a reorganization under the Code are a continuity of the business enterprise under the modified corporate form and a continuity of interest therein on the part of those persons who, directly or indirectly, were the owners of the enterprise prior to the reorganization.

                  To be treated as a reorganization, the exchange must be planned and carried out for a genuine business purpose. Acquiring and Target each believes the transaction will permit a more efficient operation and a reduction in certain expenses. This should satisfy the genuine business purpose requirement for the exchange.

                  Section 1.368-1(d) of the Regulations provides that continuity of business enterprise requires that the acquiring corporation either (i) continue the acquired corporation's historic business or (ii) use a significant portion of the acquired corporation's historic business assets in a business. It is represented that after the transaction Acquiring will continue the historic business of Target or use a significant portion of such historic business assets in its business. Accordingly, the transaction should meet the continuity of business enterprise requirement.

                  Under Section 1.368-1(b) of the Regulations, the continuity of interest doctrine requires that in a reorganization there must be a continuing interest through stock ownership on the part of those persons who, directly or indirectly, were the owners of the stock of the acquired corporation prior to the reorganization. Rev. Proc. 77-37 provides that the continuity of interest requirement of Section 1.368-1(b) of the Regulations is satisfied if there is continuing interest through the stock ownership in the acquiring or transferee corporation on the part of the former shareholders of the acquired or transferor corporation which is equal in value, as of the effective date of the reorganization, to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation as of the same date.

                  It is not necessary that each shareholder of the acquired or transferor corporation receive in the exchange stock of the acquiring or transferee corporation, or a corporation in "control" thereof, which is equal in value to at least 50 percent of the value of his former stock interest in the acquired or transferor corporation, so long as one or more shareholders of the acquired or transferor corporation have a continuing interest through stock ownership in the acquiring or transferee corporation (or a corporation in "control" thereof) which is, in the aggregate, equal in value to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation. Sales, redemptions, and other dispositions of stock occurring prior or, if planned or intended by the shareholder at the time of the exchange, subsequent to the exchange which are part of the plan of reorganization will be considered in determining whether there is a 50 percent continuing interest through stock ownership as of the effective date of the reorganization.

                  It is represented that there is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target and, to the best of the knowledge of the management of Target, there is no plan or intention on the part of remaining shareholders of Target to sell, exchange, or otherwise dispose of a number of Acquiring Shares that will reduce Target shareholders' ownership of such stock to a number of shares having, as of the date of the exchange, a value of less than 50 percent of the total value of all the formerly outstanding shares of Target as of the same date. Accordingly, the exchange should meet the continuity of interest requirement.

                  The 50 percent continuity of interest standard set forth in Rev. Proc. 77-37 is a guideline utilized by the Internal Revenue Service in determining whether to issue an advance ruling and does not represent how much continuity of interest is needed in a reorganization as a matter of law. In fact, in NELSON V. HELVERING, 296 U.S. 374 (1936), the Supreme Court held that there was a valid reorganization when the continuity of interest was equal to 38 percent.

                  Based upon the analysis set forth above, the exchange should qualify as a reorganization as described under Section 368(a)(1)(D) of the Code.

                  Section 368(b)(2) of the Code provides that the term "a party to a reorganization" includes both corporations, in the case of a reorganization resulting from the acquisition by one corporation of stock or properties of another corporation. Accordingly, Acquiring and Target will each be "a party to a reorganization."

                  Section 361(a) of the Code provides that no gain or loss shall be recognized to a corporation if such corporation is "a party to a reorganization" and exchanges property, in pursuance of the plan of reorganization, solely for stock or securities in another corporation, which is "a party to the reorganization." Section 361(b) provides that if Section 361(a) would apply to an exchange but for the fact that the property received in the exchange consists not only of stock and securities but also other property or money, then if the corporation receiving such other property or money distributes it in pursuance of the plan of reorganization, no gain to the corporation will be recognized.

                  Section 357(a) of the Code provides that if the taxpayer receives property which would be permitted to be received under Section 361 without the recognition of gain if it were the sole consideration, and as a part of the consideration, another party to the exchange assumes a liability of the taxpayer, or acquires from the taxpayer property subject to a liability, then such assumption or acquisition shall not be treated as money or other property, and shall not prevent the exchange from being within the provisions of Section 361.

                  Since the exchange is a reorganization under Section 368(a) of the Code and Target is exchanging its property solely for shares of Acquiring and assumption by Acquiring of its liabilities, no gain or loss will be recognized by Target by reason of the exchange and Sections 361(a) and 357(a) of the Code. Further, since it is represented that the amount of the liabilities assumed by Acquiring, plus the amount of the liabilities to which the property of Target is subject, does not exceed the total of the adjusted basis of Target in the property transferred to Acquiring, there is no excess which would be considered as gain under Section 357(c) of the Code.

                  Section 1032(a) of the Code provides that no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for stock of such corporation. Accordingly, no gain or loss should result to Acquiring as a result of the exchange.

                  Section 362(b) of the Code provides that if property was acquired by a corporation in connection with a reorganization, then the basis of such property shall be the same as it would be in the hands of the transferor, increased by the amount of gain recognized to the transferor on such transfer. Since Acquiring will receive property (i.e., the assets) from Target in connection with a reorganization within the meaning of Section 368(a) of the Code and no gain will be recognized by Target, the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer.

                  Section 1223(2) of the Code provides that, in determining the period for which the taxpayer has held property, however acquired, there shall be included the period for which such property was held by any other person, if such property has, for purposes of determining gain or loss from a sale or exchange, the same basis in whole or in part in its hands as it would have in the hands of such other person. Because the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer, the holding period for the assets of Target to be received by Acquiring will include the period during which such assets were held by Target.

                  Section 354(a) provides that no gain or loss will be recognized if stock in a corporation a party to a reorganization is, in pursuance of the plan of reorganization, exchanged solely for stock in another corporation a party to the reorganization. Therefore, since the shareholders of Target, a party to the reorganization, will receive solely shares of Acquiring, another party to the reorganization, no gain or loss will be recognized by the shareholders of Target.

                  Section 358(a)(1) of the Code provides that, in the case of an exchange to which Section 354 applies, the basis of the property permitted to be received under Section 354 without the recognition of gain or loss shall be the same as that of the property exchanged, decreased by (i) the fair market value of any other property (except money) received by the taxpayer, (ii) the amount of any money received by the taxpayer, and (iii) the amount of loss to the taxpayer which was recognized on such exchange, and increased by (i) the amount which was treated as a dividend, and (ii) the amount of gain to the taxpayer which was recognized on such exchange (not including any portion of such gain which was treated as a dividend).

                  Since the exchange constitutes an exchange to which Section 354 of the Code applies, the basis of the Acquiring Shares in the hands of the shareholders of Target will be the same as the basis of the shares of Target surrendered in the exchange.

                  Section 1223(1) of the Code provides that, in determining the period for which the taxpayer has held property received in an exchange, there shall be included the period for which the taxpayer held the property exchanged if the property has, for the purpose of determining gain or loss from a sale or exchange, the same basis in whole or in part in his hands as the property exchanged, provided the property exchanged at the time of such exchange is a capital asset as defined in Section 1221 or property described in Section 1231. Since the basis of Acquiring Shares held by the shareholders of Target will have the same basis as the stock exchanged, the holding period of the Acquiring Shares will include the period for which the shares of Target were held, provided that such shares were held as a capital asset on the date of the exchange.

OPINION
-------

                  Based upon and subject to the foregoing, our opinion as to the federal income tax consequences of the exchange is as follows:

- The transfer of all of Target's assets in exchange for Acquiring Shares and Acquiring's assumption of all of Target's liabilities, followed by Target's distribution of the Acquiring Shares in complete liquidation to its shareholders will qualify as a reorganization under Section 368(a) of the Code. Acquiring and Target will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

- No gain or loss will be recognized to Target upon the transfer of its assets to Acquiring in exchange for the Acquiring Shares and the assumption by Acquiring of the liabilities of Target or on the distribution of the Acquiring Shares by Target to the shareholders of Target in complete liquidation.
         Sections 361 and 357 of the Code.

- No gain or loss will be recognized to Acquiring on the receipt of the assets of Target and the assumption by Acquiring of liabilities of Target in exchange for Acquiring Shares. Section 1032 of the Code.

- The basis of the assets of Target in the hands of Acquiring will be the same as the basis of such assets in the hands of Target immediately prior to the exchange. Section 362(b) of the Code.

- The holding period of the property acquired by Acquiring from Target will include the holding period of such property in the hands of Target immediately prior to the exchange. Section 1223(2) of the Code.

- No gain or loss will be recognized by a shareholder of Target on the receipt of Acquiring Shares solely in exchange for his shares of Target. Section 354 of the Code.

- The basis of Acquiring Shares received by a shareholder of Target who exchanges shares of Target for Acquiring Shares will be the same as the basis of the shares of Target surrendered in the exchange therefor.
         Section 358(a)(1) of the Code.

- The holding period of Acquiring Shares received by a shareholder of Target will include the holding period of the shares of Target surrendered in exchange therefor, provided that the shares of Target were capital assets at the date of the exchange. Section 1223(1) of the Code.

                  Our opinion is not the equivalent of a ruling from the Internal Revenue Service and may upon audit be challenged by the Internal Revenue Service. Our opinion is based on the understanding that the relevant facts are as set forth in this letter. It is also based on the Code, Regulations, case law and Internal Revenue Service rulings as they now exist. These authorities are all subject to change and such change may be made with retroactive effect. Were there to be such changes after the Exchange Date, or should the relevant facts prove to be other than as we have reviewed, our opinion could be affected.

                  We hereby consent to the reference to us under the heading "Federal Income Tax Consequences" in the Registration Statement and to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not hereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC promulgated thereunder.

                                             Very truly yours,



                                             Baker & Hostetler LLP

                                    Exhibit A



                                   May 9, 1998





Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                  Financial Horizons Investment Trust, on behalf of Government Bond Fund ("Target"), a series of Financial Horizons Investment Trust, and Nationwide Investing Foundation III, on behalf of Nationwide Long-Term U.S. Government Bond Fund ("Acquiring"), a series of Nationwide Investing Foundation III, have entered into an Agreement and Plan of Reorganization dated as of November 24, 1997, as amended as of December 30, 1997 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to Acquiring and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 8(f) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").

                  In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the Transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of shares of Acquiring received in the Transaction that would reduce the ownership by the shareholders of Target of shares of Acquiring to a number of shares of Acquiring having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and otherwise sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(H) and 304(c) of the Code. For this purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (5) The liabilities of Target assumed by Acquiring and the liabilities, if any, to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business and are associated with the assets transferred.

         (6) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the Transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the Transaction, other than the organizational costs of Acquiring.

         (7) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (8) Target meets the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (9) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring, and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code.

         (12) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (13) Target is a series of a business trust and is taxable as a corporation.

         (14) The facts set forth in the Opinion are correct and true.

                  The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler LLP to form and issue the Opinion.

                                        Government Bond Fund, a series fund of
                                        Financial Horizons Investment Trust



                                        By:
                                           ------------------------------------

                                    Exhibit B

                                   May 9, 1998



Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                  Financial Horizons Investment Fund, on behalf of Government Bond Fund ("Target"), a series of Financial Horizons Investment Trust, and Nationwide Investing Foundation III, on behalf of Nationwide Long-Term U. S. Government Bond Fund ("Acquiring"), a series of Nationwide Investing Foundation III, have entered into an Agreement and Plan of Reorganization dated as of November 24, 1997, as amended as of December 30, 1997 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to Acquiring and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 9(e) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").

                  In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the Transaction.

         (2) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (3) Acquiring has no plan or intention to reacquire any of the shares of Acquiring issued in the Transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (4) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the Transaction, except for dispositions made in the ordinary course of business.

         (5) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction and after the Transaction the shareholders of Target will be in control of Acquiring within the meaning of Sections 368(a)(2)(h) and 304(c) of the Code. For the purpose, "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (6) Following the Transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (7) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the Transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the Transaction, other than the organizational costs of Acquiring.

         (8) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (9) Acquiring will meet the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target. On the Exchange Date, Acquiring will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire shares in Acquiring that, if exercised or converted, would affect the Target shareholders' acquisition or retention of control of Acquiring. For this purpose "control" means the ownership of stock possessing at least 50 percent of the total combined voting power of all classes of stock entitled to vote, or at least 50 percent of the total value of shares of all classes of stock.

         (12) After the Transaction, Acquiring will meet the requirements of, and elect to be taxed as a regulated investment company as defined in
         Section 851 of the Code and will continue to be taxed as a regulated investment company.

         (13) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (14) Acquiring is a series of a business trust and will be taxable as a corporation.

         (15) The facts set forth in the Opinion are correct and true.

                  The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler LLP to form and issue the Opinion.

                               Nationwide Long-Term U. S. Government Bond Fund, a series fund of Nationwide Investing Foundation III


                               By:
                                  --------------------------------------------

                              BAKER & HOSTETLER LLP
                        65 East State Street, Suite 2100
                            Columbus, Ohio 43215-4260
                                 (614) 228-1541

                                   May 9, 1998




Board of Trustees
Nationwide Investing Foundation III
Three Nationwide Plaza
Columbus, OH 43215

Board of Trustees
Financial Horizons Investment Trust
Three Nationwide Plaza
Columbus, OH 43215

                  RE: Financial Horizon Investment Trust--Municipal Bond
                      Fund/Nationwide Investing Foundation III--Nationwide Tax-Free Income Fund

Members of the Boards:

                  This is in response to your request for our tax opinion in connection with the Agreement and Plan of Reorganization dated as of November 24, 1997, as amended as of December 30, 1997 (the "Agreement"), by and between Financial Horizons Investment Trust ("FHIT"), a Massachusetts business trust, on behalf of Municipal Bond Fund ("Target"), a series of FHIT and Nationwide Investing Foundation III ("NIF III"), an Ohio business trust, on behalf of Nationwide Tax-Free Income Fund ("Acquiring"), a series of NIF III. Each of Target and Acquiring is a "series" of a "series company" as described in Rule 18f-2 of the Investment Company Act of 1940, as amended (the "1940 Act"). The conclusions presented herein are based on the facts and representations in the Agreement and the Combined Prospectus/Proxy Statement contained in the Registration Statement No. 333-41175 on Form N-14 (the "Registration Statement") as filed with the Securities and Exchange Commission ("SEC") (collectively, the "Documents") and the representations set forth in letters dated May 9, 1998, from Target and Acquiring (the "Representation Letters") and the applicable tax law as it exists today. We have assumed with your consent that the facts and representations set forth in the Documents and the Representations Letters are true and correct.

FACTS
-----

                  NIF III is an Ohio business trust registered under the 1940 Act as an open-end investment company of the management type and has authorized and proposes to issue one or more classes of voting shares of beneficial interest, without par value, of nine (9) "series", one of which is Acquiring. Acquiring will elect to qualify as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to be treated as a separate corporation under Section 851(h) of the Code.

                  FHIT is a Massachusetts business trust registered under the 1940 Act as an open-end investment company of the management type and currently has issued and outstanding shares of beneficial interest, par value $1.00 per share, of four "series," one of which is Target. The shares of Target are redeemable at net asset value at the option of shareholders of Target. Target has elected to qualify as a regulated investment company under Part I of Subchapter M of the Code and is treated as a separate corporation under Section 851(h) of the Code.

                  Target seeks to achieve a high level of municipal income consistent with preservation of capital. Target invests in investment grade municipal obligations. Acquiring seeks to achieve a high level of municipal income consistent with the preservation of capital. Acquiring invests in investment grade municipal obligations.

                  By effecting the transaction, Acquiring and Target seek to achieve a more efficient operation and reduction of certain expenses.


THE EXCHANGE
------------

                  Pursuant to the Agreement, Target will transfer all of its assets and assign all of its liabilities to Acquiring in exchange for Class D voting shares of beneficial interest of Acquiring (the "Acquiring Shares"). Target will immediately thereafter terminate its existence and distribute the Acquiring Shares to its shareholders in complete liquidation.

                  As of 9:00 a.m., Eastern Time, on May 9, 1998 ("Exchange Date"), the assets Target will transfer to Acquiring will consist of all of the property, including, without limitation, all investments, cash, and dividend or interest receivables owned by Target and any deferred or prepaid expenses shown as assets on its books as of 4:00 p.m., Eastern Time, on May 8, 1998 (the "Valuation Time"). The liabilities assumed will consist of all liabilities, expenses, costs, charges and reserves, contingent or otherwise, including liabilities reflected in the unaudited statement of assets and liabilities of Target as of the Valuation Time.

                  On the Exchange Date, Acquiring will deliver to Target a number of full and fractional Acquiring Shares having an aggregate net asset value equal to the value of all the assets transferred (less the assumed liabilities) of Target as of the Valuation Time. Target will then as part of the reorganization distribute the Acquiring Shares pro rata to its shareholders in complete liquidation. The shareholders of Target will receive only Acquiring Shares in exchange for their shares of Target.


REPRESENTATIONS
---------------

                  In order to determine the consequences of the transaction for federal income tax purposes, with your permission we have relied on the following assumptions and representations which we have received from Target and/or Acquiring:

         (1) The fair market value of the Acquiring Shares received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of Acquiring Shares received in the transaction that would reduce the ownership by the shareholders of Target of Acquiring Shares to a number of Acquiring Shares having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the 1940 Act pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Acquiring has no plan or intention to reacquire any of the Acquiring Shares issued in the transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (5) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the transaction, except for dispositions made in the ordinary course of business.

         (6) Pursuant to the transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the Acquiring Shares it receives in the transaction.

         (7) The liabilities of Target assumed by Acquiring and the liabilities, if any, to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business.

         (8) Following the transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (9) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the transaction other than the organizational costs of Acquiring.

         (10) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (11) Target meets and Acquiring will meet the requirements of a regulated investment company as defined in Section 851 of the Code.

         (12) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (13) The fair market value of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (14) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target.

         (15) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code, and, after the exchange, Acquiring will elect to be taxed as a regulated investment company.

         (16) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (17) Target is a series of a business trust and is taxable as a corporation. Acquiring is a series of a business trust and will be taxable as a corporation.

APPLICABLE LAW
--------------

                  Section 368(a)(1)(C) of the Code provides the acquisition by one corporation in exchange solely for all or part of its voting stock of substantially all of the properties of another corporation constitutes a "reorganization" and in determining whether the exchange is solely for stock, the assumption by the acquiring corporation of a liability of the other, or the fact that property acquired is subject to a liability, shall be disregarded.
Section 368(a)(2)(B) of the Code provides that if an acquisition of substantially all the assets would qualify under Section 368(a)(1)(C) of the Code but for the fact that the acquiring corporation exchanges money or other property in addition to voting stock and the acquiring corporation acquires, solely for voting stock, property having a fair market value which is at least 80% of the fair market value of all the property of the other corporation, then such acquisition shall be treated as qualifying as a "reorganization" under
Section 368(a)(1)(C) of the Code. For this purpose, liabilities assumed by the acquiring corporation or to which property acquired is subject are treated as money paid for the property.

                  Rev. Proc. 77-37, 1977-2 C.B. 568, provides that the "substantially all" requirement is satisfied if there is a transfer of assets representing at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by the corporation immediately prior to the transfer. All payments to dissenters and all redemptions and distributions (except for regular and normal distributions) made by the corporation immediately preceding the transfer and which are part of the plan of reorganization will be considered as assets held by the corporation immediately prior to the transfer.

                  It is represented that Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the exchange. Therefore, Acquiring will acquire substantially all the assets of Target within the meaning of Rev. Proc. 77-37 and Section 368(a)(1)(C) of the Code.

                  Pursuant to the exchange, solely shares of beneficial interest of Acquiring, which are shares entitled to vote, will be exchanged for the assets of Target. The shareholders of Target have no dissenters or appraisal rights.

                  Target will transfer substantially all its assets to Acquiring and will in complete liquidation transfer the Acquiring Shares to its shareholders; therefore, the Acquiring Shares will be distributed in a transaction which qualifies under Section 354. Therefore, the transaction will satisfy the definitional requirements of "C" reorganization.

                  In addition to the definitional requirements set forth in the statute, in order for an exchange to be a tax-free reorganization, certain requirements set forth under Section 1.368-1(b) of the Income Tax Regulations (the "Regulations") must be satisfied. The Regulations provide that the purpose of the reorganization provisions of the Code is to except from the general rule of taxability certain specifically described exchanges incident to such readjustments of corporate structures made in one of the particular ways specified in the Code, as are required by business exigencies and which effect only a readjustment of continuing interest in property under the modified corporate forms. Requisite to a reorganization under the Code are a continuity of the business enterprise under the modified corporate form and a continuity of interest therein on the part of those persons who, directly or indirectly, were the owners of the enterprise prior to the reorganization.

                  To be treated as a reorganization, the exchange must be planned and carried out for a genuine business purpose. Acquiring and Target each believes the transaction will permit a more efficient operation and a reduction of certain expenses. This should satisfy the genuine business purpose requirement for the exchange.

                  Section 1.368-1(d) of the Regulations provides that continuity of business enterprise requires that the acquiring corporation either (i) continue the acquired corporation's historic business or (ii) use a significant portion of the acquired corporation's historic business assets in a business. It is represented that after the transaction Acquiring will continue the historic business of Target or use a significant portion of such historic business assets in its business. Accordingly, the transaction should meet the continuity of business enterprise requirement.

                  Under Section 1.368-1(b) of the Regulations, the continuity of interest doctrine requires that in a reorganization there must be a continuing interest through stock ownership on the part of those persons who, directly or indirectly, were the owners of the stock of the acquired corporation prior to the reorganization. Rev. Proc. 77-37 provides that the continuity of interest requirement of Section 1.368-1(b) of the Regulations is satisfied if there is continuing interest through the stock ownership in the acquiring or transferee corporation on the part of the former shareholders of the acquired or transferor corporation which is equal in value, as of the effective date of the reorganization, to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation as of the same date.

                  It is not necessary that each shareholder of the acquired or transferor corporation receive in the exchange stock of the acquiring or transferee corporation, or a corporation in "control" thereof, which is equal in value to at least 50 percent of the value of his former stock interest in the acquired or transferor corporation, so long as one or more shareholders of the acquired or transferor corporation have a continuing interest through stock ownership in the acquiring or transferee corporation (or a corporation in "control" thereof) which is, in the aggregate, equal in value to at least 50 percent of the value of all of the formerly outstanding stock of the acquired or transferor corporation. Sales, redemptions, and other dispositions of stock occurring prior or, if planned or intended by the shareholder at the time of the exchange, subsequent to the exchange which are part of the plan of reorganization will be considered in determining whether there is a 50 percent continuing interest through stock ownership as of the effective date of the reorganization.

                  It is represented that there is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target and, to the best of the knowledge of the management of Target, there is no plan or intention on the part of remaining shareholders of Target to sell, exchange, or otherwise dispose of a number of Acquiring Shares that will reduce Target shareholders' ownership of such stock to a number of shares having, as of the date of the exchange, a value of less than 50 percent of the total value of all the formerly outstanding shares of Target as of the same date. Accordingly, the exchange should meet the continuity of interest requirement.

                  The 50 percent continuity of interest standard set forth in Rev. Proc. 77-37 is a guideline utilized by the Internal Revenue Service in determining whether to issue an advance ruling and does not represent how much continuity of interest is needed in a reorganization as a matter of law. In fact, in NELSON V. HELVERING, 296 U.S. 374 (1936), the Supreme Court held that there was a valid reorganization when the continuity of interest was equal to 38 percent.

                  Based upon the analysis set forth above, the exchange should qualify as a reorganization as described under Section 368(a)(1)(C) of the Code.

                  Section 368(b)(2) of the Code provides that the term "a party to a reorganization" includes both corporations, in the case of a reorganization resulting from the acquisition by one corporation of stock or properties of another corporation. Accordingly, Acquiring and Target will each be "a party to a reorganization."

                  Section 361(a) of the Code provides that no gain or loss shall be recognized to a corporation if such corporation is "a party to a reorganization" and exchanges property, in pursuance of the plan of reorganization, solely for stock or securities in another corporation, which is "a party to the reorganization." Section 361(b) provides that if Section 361(a) would apply to an exchange but for the fact that the property received in the exchange consists not only of stock and securities but also other property or money, then if the corporation receiving such other property or money distributes it in pursuance of the plan of reorganization, no gain to the corporation will be recognized.

                  Section 357(a) of the Code provides that if the taxpayer receives property which would be permitted to be received under Section 361 without the recognition of gain if it were the sole consideration, and as a part of the consideration, another party to the exchange assumes a liability of the taxpayer, or acquires from the taxpayer property subject to a liability, then such assumption or acquisition shall not be treated as money or other property, and shall not prevent the exchange from being within the provisions of Section 361.

                  Since the exchange is a reorganization under Section 368(a) of the Code and Target is exchanging its property solely for shares of Acquiring and assumption by Acquiring of its liabilities, no gain or loss will be recognized by Target by reason of the exchange and Sections 361(a) and 357(a) of the Code.

                  Section 1032(a) of the Code provides that no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for stock of such corporation. Accordingly, no gain or loss should result to Acquiring as a result of the exchange.

                  Section 362(b) of the Code provides that if property was acquired by a corporation in connection with a reorganization, then the basis of such property shall be the same as it would be in the hands of the transferor, increased by the amount of gain recognized to the transferor on such transfer. Since Acquiring will receive property (i.e., the assets) from Target in connection with a reorganization within the meaning of Section 368(a) of the Code and no gain will be recognized by Target, the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer.

                  Section 1223(2) of the Code provides that, in determining the period for which the taxpayer has held property, however acquired, there shall be included the period for which such property was held by any other person, if such property has, for purposes of determining gain or loss from a sale or exchange, the same basis in whole or in part in his hands as it would have in the hands of such other person. Because the basis of the assets to be received by Acquiring will be the same as the basis of those assets in the hands of Target immediately prior to the transfer, the holding period for the assets of Target to be received by Acquiring will include the period during which such assets were held by Target.

                  Section 354(a) provides that no gain or loss will be recognized if stock in a corporation a party to a reorganization is, in pursuance of the plan of reorganization, exchanged solely for stock in another corporation a party to the reorganization. Therefore, since the shareholders of Target, a party to the reorganization, will receive solely shares of Acquiring, another party to the reorganization, no gain or loss will be recognized by the shareholders of Target.

                  Section 358(a)(1) of the Code provides that, in the case of an exchange to which Section 354 applies, the basis of the property permitted to be received under Section 354 without the recognition of gain or loss shall be the same as that of the property exchanged, decreased by (i) the fair market value of any other property (except money) received by the taxpayer, (ii) the amount of any money received by the taxpayer, and (iii) the amount of loss to the taxpayer which was recognized on such exchange, and increased by (i) the amount which was treated as a dividend, and (ii) the amount of gain to the taxpayer which was recognized on such exchange (not including any portion of such gain which was treated as a dividend).

                  Since the exchange constitutes an exchange to which Section 354 of the Code applies, the basis of the Acquiring Shares in the hands of the shareholders of Target will be the same as the basis of the shares of Target surrendered in the exchange.

                  Section 1223(1) of the Code provides that, in determining the period for which the taxpayer has held property received in an exchange, there shall be included the period for which the taxpayer held the property exchanged if the property has, for the purpose of determining gain or loss from a sale or exchange, the same basis in whole or in part in his hands as the property exchanged, provided the property exchanged at the time of such exchange is a capital asset as defined in Section 1221 or property described in Section 1231. Since the basis of the Acquiring Shares held by the shareholders of Target will have the same basis as the stock exchanged, the holding period of the Acquiring Shares will include the period for which the shares of Target were held, provided that such shares were held as a capital asset on the date of the exchange.


OPINION
-------

                  Based upon and subject to the foregoing, our opinion as to the federal income tax consequences of the exchange is as follows:

- The transfer of all of Target's assets in exchange for Acquiring Shares and Acquiring's assumption of all of Target's liabilities, followed by Target's distribution of the Acquiring Shares in complete liquidation to its shareholders will qualify as a reorganization under Section 368(a) of the Code. Acquiring and Target will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

- No gain or loss will be recognized to Target upon the transfer of its assets to Acquiring in exchange for the Acquiring Shares and the assumption by Acquiring of the liabilities of Target or on the distribution of the Acquiring Shares by Target to the shareholders of Target in complete liquidation. Sections 361 and 357 of the Code.

- No gain or loss will be recognized to Acquiring on the receipt of the assets of Target and the assumption by Acquiring of liabilities of Target in exchange for Acquiring Shares. Section 1032 of the Code.

- The basis of the assets of Target in the hands of Acquiring will be the same as the basis of such assets in the hands of Target immediately prior to the exchange. Section 362(b) of the Code.

- The holding period of the property acquired by Acquiring from Target will include the holding period of such property in the hands of Target immediately prior to the exchange. Section 1223(2) of the Code.

- No gain or loss will be recognized by a shareholder of Target on the receipt of Acquiring Shares solely in exchange for his shares of Target. Section 354 of the Code.

- The basis of Acquiring Shares received by a shareholder of Target who exchanges shares of Target for Acquiring Shares will be the same as the basis of the shares of Target surrendered in the exchange therefor.
         Section 358(a)(1) of the Code.

- The holding period of Acquiring Shares received by a shareholder of Target will include the holding period of the shares of Target surrendered in exchange therefor, provided that the shares of Target were capital assets at the date of the exchange. Section 1223(1) of the Code.

                  Our opinion is not the equivalent of a ruling from the Internal Revenue Service and may upon audit be challenged by the Internal Revenue Service. Our opinion is based on the understanding that the relevant facts are as set forth in this letter. It is also based on the Code, Regulations, case law and Internal Revenue Service rulings as they now exist. These authorities are all subject to change and such change may be made with retroactive effect. Were there to be such changes after the Exchange Date, or should the relevant facts prove to be other than as we have reviewed, our opinion could be affected.

                  We hereby consent to the reference to us under the heading "Federal Income Tax Considerations" in the Registration Statement and to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not hereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC promulgated thereunder.

                                          Very truly yours,



                                          Baker & Hostetler LLP

                                    Exhibit A


                                   May 9, 1998



Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                  Financial Horizons Investment Trust, on behalf of Municipal Bond Fund ("Target"), a series of Financial Horizons Investment Trust, and Nationwide Investing Foundation III, on behalf of Nationwide Tax-Free Income Fund ("Acquiring"), a series of Nationwide Investing Foundation III, have entered into an Agreement and Plan of Reorganization dated as of November 24, 1997, as amended as of December 30, 1997 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to Acquiring and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 8(f) of the Agreement with respect to the overall transaction contemplated by such Agreement (the "Transaction").

                  In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the Transaction.

         (2) There is no plan or intention by the shareholders of Target who own 1 percent or more of the shares of Target, and to the best of the knowledge of the management of Target, there is no plan or intention on the part of the remaining shareholders of Target to sell, exchange or otherwise dispose of a number of shares of Acquiring received in the Transaction that would reduce the ownership by the shareholders of Target of shares of Acquiring to a number of shares of Acquiring having a value, as of the Exchange Date, of less than 50 percent of the value of all of the formerly outstanding shares of Target as of the same date. For purposes of this representation, shares of Target and Acquiring held by shareholders of Target and otherwise sold, redeemed, or disposed of prior or subsequent to the Exchange Date are considered.

         (3) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses, and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (4) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction.

         (5) The liabilities of Target assumed by Acquiring and the liabilities, if any, to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business.

         (6) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the Transaction except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the Transaction, other than the organizational costs of Acquiring.

         (7) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (8) Target meets the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (9) Target is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         (10) The fair market value of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring, (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Target has, for all of its taxable periods, elected to be taxed as a regulated investment company as defined in Section 851 of the Code.

         (12) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (13) Target is a series of a business trust and is taxable as a corporation.

         (14) The facts set forth in the Opinion are correct and true.

                  The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler LLP to form and issue the Opinion.

                                        Municipal Bond Fund, a series of
                                        Financial Horizons Investment Trust


                                        By:
                                           -----------------------------------

                                    Exhibit B



                                   May 9, 1998



Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114-3485

Dear Sirs:

                  Financial Horizons Investment Trust, on behalf of Municipal Bond Fund ("Target"), a series of Financial Horizons Investment Trust, and Nationwide Investing Foundation III, on behalf of Nationwide Tax-Free Income Fund ("Acquiring"), a series of Nationwide Investing Foundation III, have entered into an Agreement and Plan of Reorganization dated as of November 24, 1997, as amended as of December 30, 1997 (the "Agreement"). Pursuant to the Agreement, Target will transfer all of its assets to Acquiring and Acquiring will assume all of the liabilities of Target. In accordance with the Agreement, we are requesting your opinion (the "Opinion") on certain federal income tax consequences as described in Section 9(e) of the Agreement with respect to the transaction contemplated by such Agreement (the "Transaction").

                  In preparing the Opinion, you may rely on the following representations and/or assumptions relating to the Transaction:

         (1) The fair market value of the shares of Acquiring received by Target and each shareholder of Target will be approximately equal to the fair market value of the shares of Target surrendered by each of the shareholders of Target in the Transaction.

         (2) Acquiring will acquire at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Target immediately prior to the Exchange Date. For purposes of this representation, amounts paid to shareholders who receive cash or other property, amounts used by Target to pay its reorganization expenses and all redemptions and distributions (except for redemptions in the ordinary course of its business as required by
         Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to a demand of a shareholder and regular, normal dividends including distributions of investment company taxable income and net capital gain) made by Target immediately preceding the Exchange Date will be included as assets of Target held immediately prior to the Exchange Date.

         (3) Acquiring has no plan or intention to reacquire any of the shares of Acquiring issued in the Transaction, except in connection with its legal obligation under Section 22(e) of the 1940 Act.

         (4) Acquiring has no plan or intention to sell or otherwise dispose of any of the assets of Target acquired in the Transaction, except for dispositions made in the ordinary course of business.

         (5) Pursuant to the Transaction, Target will terminate its existence and will in complete liquidation distribute to its shareholders the shares of Acquiring it receives in the Transaction.

         (6) Following the Transaction, Acquiring will continue the historic business of Target or use a significant portion of Target's historic business assets in its business.

         (7) Acquiring, Target and the shareholders of Target will pay their respective expenses, if any, incurred in connection with the Transaction, except that Nationwide Advisory Services, Inc., which is the investment adviser for Acquiring and Target, will pay 50% of the costs associated with the Transaction, other than the organizational costs of Acquiring.

         (8) There is no intercorporate indebtedness existing between Acquiring and Target that was issued, acquired, or will be settled at a discount.

         (9) Acquiring will meet the requirements of a "regulated investment company" as defined in Section 851 of the Code.

         (10) The fair market value and the total adjusted basis of the assets of Target transferred to Acquiring will equal or exceed the sum of (a) the liabilities assumed by Acquiring and (b) the amount of liabilities, if any, to which the transferred assets are subject.

         (11) Acquiring does not own, directly or indirectly, nor has it owned during the past five years, directly or indirectly, any shares of Target.

         (12) Acquiring will elect to be taxed as a regulated investment company as defined in Section 851 of the Code.

         (13) None of the compensation to be received by any shareholder-employees of Target will be separate consideration for, or allocable to, any of their shares of Target; none of the shares of Acquiring received by any shareholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any shareholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

         (14) Acquiring is a series of a business trust and will be taxable as a corporation.

         (15) The facts set forth in the Opinion are correct and true.

                  The above assumptions and representations of fact were made for the purpose of allowing Baker & Hostetler LLP to form and issue the Opinion.

                                    Nationwide Tax-Free Income Fund, a series of
                                    Nationwide Investing Foundation III


                                    By:
                                       -----------------------------------------